File Nos. 33-20318
                                    811-5485


As filed with the Securities and Exchange Commission on April 28, 2006
                   ------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 47 [X]


                                       and


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 50 [X]


                                   ATLAS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                794 Davis Street
                          San Leandro, California 94577
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (510) 297-7444

                                 W. LAWRENCE KEY
                                   ATLAS FUNDS
                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 With copies to:
GREGORY T. PUSCH, ESQ.                             LEZLIE IANNONE
PAUL, HASTINGS, JANOFSKY & WALKER LLP              ATLAS FUNDS
55 SECOND, TWENTY-FOURTH FLOOR                     794 DAVIS STREET
SAN FRANCISCO, CALIFORNIA 94105                    SAN LEANDRO, CALIFORNIA 94577

It is proposed that this filing will become effective (check appropriate box)


|_|   immediately upon filing pursuant to paragraph (b)
|X|   on April 30, 2006 pursuant to paragraph (b)
|_|   60 days after filing pursuant to paragraph (a)(1)
|_|   on pursuant to paragraph (a)(1)
|_|   75 days after filing pursuant to paragraph (a)(2)
|_|   on _____pursuant to paragraph (a)(2)
                               www.atlasfunds.com




                                   ATLAS FUNDS

                                   PROSPECTUS





                                 APRIL 30, 2006





                                  ***GRAPHIC***

                             ATLAS FUNDS PROSPECTUS


                                 APRIL 30, 2006


                                TABLE OF CONTENTS


RISK/RETURN SUMMARY AND FUND EXPENSES                                      PAGE
ATLAS STOCK FUNDS
Balanced Fund                                                                2
Emerging Growth Fund                                                         3
Global Growth Fund                                                           4
Growth Opportunities Fund                                                    5
S&P 500 Index Fund                                                           6
Strategic Growth Fund                                                        7
Value Fund                                                                   8

ATLAS BOND FUNDS
American Enterprise Bond Fund                                                9
California Municipal Bond Fund                                              10
National Municipal Bond Fund                                                11
Strategic Income Fund                                                       12
U.S. Government and Mortgage Securities Fund                                13

ATLAS MONEY FUNDS
California Municipal Money Fund                                             14
Money Market Fund                                                           15


Independence Eagle Bond(SM) Fund                                            16
Independence Flagship(SM) Fund                                              17
Independence Star Spangled(SM) Fund                                         18

ATLAS INDEPENDENCE(SM) PORTFOLIOS
Other Strategies And Risks Of Atlas Funds                                   21

FUND MANAGEMENT                                                             24

ACCOUNT INFORMATION
Doing Business with Atlas                                                   28
Buying Shares                                                               29
Selling Shares                                                              30
Other Account Information                                                   32

FINANCIAL HIGHLIGHTS                                                        36

APPENDIX
Description of Ratings                                                      46


HOW TO OBTAIN MORE INFORMATION ABOUT ATLAS FUNDS              Inside Back Cover

Atlas Funds, like all mutual funds, are registered with the Securities and Exchange Commission (SEC). However, the SEC does not guarantee that the information in this prospectus is accurate or complete, nor has it endorsed the funds. It is against the law for anyone to state otherwise.

Atlas Independence(SM) Portfolios, Independence Eagle Bond(SM) Fund, Independence Flagship(SM) Fund, and Independence Star Spangled(SM) Fund are federally protected service marks of Atlas Advisers, Inc.

BALANCED FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth and current income. Capital preservation is an additional goal.

STRATEGY

The fund invests approximately 60% of its assets in stocks and 40% of its assets in U.S. government securities and investment grade bonds. While these ratios may vary, at least 25% of the fund's assets will be invested in stocks and at least 25% of the fund's assets will be invested in bonds at all times.


For the equity portion of the portfolio, the fund invests primarily in mid-capitalization stocks which the fund manager determines are value stocks. Mid-capitalization companies are those with market capitalizations similar to those of companies in the Russell Midcap(R) Index. The fund manager applies quantitative and statistical methods to analyze the relative quality and value of stocks and select those it believes to be relatively underpriced compared to other stocks within the mid-capitalization range. The fund does not invest in companies that manufacture tobacco products.


RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries, and individual companies. From time to time value stocks are out of favor with investors, and they may remain so for extended periods.


Because the fund also invests in bonds, the value of your shares may fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Bond investments in the portfolio will behave largely the same way. Bonds held by the fund could default or have their credit ratings lowered, potentially reducing the fund's share price and income.


The fund also invests in U.S. Government Securities including direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, which are supported by its full faith and credit and indirect obligations issued by federal agencies and government-sponsored entities which generally are not backed by the full faith and credit of the U.S. Government. Indirect obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in stocks.

The fund's income varies, as does the dividend paid to investors.


EXPENSES

These are the fees and expenses you may pay as a fund investor.
TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE

ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.70%
Distribution and/or Service (12b-1) fee                                    0.25%
Other expenses                                                             0.32%
TOTAL ANNUAL OPERATING EXPENSES                                            1.27%

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
  $129      $403      $697     $1,534


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005  3.85%

BEST QUARTER:                                                   Q4 '01    10.07%
WORST QUARTER:                                                  Q3 '01   -11.99%


AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05



                                                                              1 YEAR     5 YEARS   10 YEARS
RETURN BEFORE TAXES                                                            3.85%      0.70%      3.30%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                         3.53%      0.34%      2.20%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                 2.67%      0.40%      2.23%
RUSSELL MIDCAP VALUE INDEX(2)(3)                                              12.65%     12.21%     13.65%
CITIGROUP GOVERNMENT & CREDIT 1-10 BOND INDEX(2)(3)                            1.65%      5.57%      5.85%
LEHMAN BROTHERS AGGREGATE BOND INDEX(3)                                        2.43%      5.87%      6.16%
S&P 500 INDEX(3)                                                               4.91%      0.54%      9.07%


(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.


(2) The Russell MidCap Value Index and the Citigroup Government & Credit 1-10 index became the Fund's indices as of October 19, 2004. Prior to that date, the Fund's benchmarks were the S&P 500 Index and the Lehman Brothers Aggregate Bond Index.

(3) Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS (1-800-933-2852)


EMERGING GROWTH FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth exclusively, with no intent to provide current income.

STRATEGY

The fund invests primarily in the stocks of "emerging growth" companies, which are companies the fund manager views as having businesses with favorable prospects for increasing demand and leadership potential in their market sectors. Often these companies are developing new products or entering new markets. Such emerging growth companies may include small and mid-sized companies as measured by a total market capitalization at the time of investment of $8 billion or less.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund may invest a portion of its portfolio in companies the fund manager does not view as emerging growth companies, either because of their operational and other characteristics or because of their size. The fund does not invest in companies that manufacture tobacco products.

The fund looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that the manager believes can generate and sustain long-term growth. The fund manager employs a quantitative approach to determine whether a company's share price reflects its perceived value.



RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries, and individual companies.

Since the fund's price will vary, you could lose money on your investment. Smaller companies usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, the fund's share price may fluctuate more than funds that invest in larger companies.


EXPENSES


These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.80%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.40%
TOTAL ANNUAL OPERATING EXPENSES                                            1.45%

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
  $148      $459      $792     $1,735


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC **INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005  5.88%

BEST QUARTER:                                                   Q4 '99    52.43%
WORST QUARTER:                                                  Q3 '01   -28.70%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                                                                     SINCE
                                                                                                   INCEPTION
                                                                              1 YEAR    5 YEARS   (4/30/97)
RETURN BEFORE TAXES                                                            5.88%     2.45%      6.38%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                         5.88%     2.45%      6.28%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                 3.82%     2.10%      5.58%
RUSSELL 2000 INDEX(2)                                                          4.55%     8.22%      9.55%


(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS (1-800-933-2852)

GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth exclusively, with no intent to provide current income.

STRATEGY

The fund invests primarily in the stocks of growth-oriented companies throughout the world. These companies may be of any size, and often they are developing new products or expanding into new markets.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund manager usually invests a substantial portion of the fund's portfolio in the United States and developed markets in western Europe and Japan.

In applying these and other selection criteria, the fund manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or "global themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries and individual companies.

Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Stocks issued abroad are usually denominated in foreign currencies which may fluctuate against the U.S. dollar, causing the value of your shares to fluctuate.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in foreign securities.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee*                                                            2.00%
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.77%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.29%
TOTAL ANNUAL OPERATING EXPENSES                                            1.31%


* A REDEMPTION FEE OF 2% WILL BE APPLIED TO SHARES THAT ARE REDEEMED WITHIN 60 DAYS OF THEIR PURCHASE. THE FUND'S MANAGEMENT HAS INSTITUTED THIS FEE TO DISCOURAGE THE SHORT-TERM TRADING OF THE FUND'S SHARES (SEE REDEMPTION FEE FOR GLOBAL GROWTH FUND).

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


1 YEAR   3 YEARS   5 YEARS   10 YEARS
  $133      $415      $718     $1,579


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005  13.02%

BEST QUARTER:                                                   Q4 '99    37.86%
WORST QUARTER:                                                  Q3 '02   -18.55%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                                                                    SINCE
                                                                                                  INCEPTION
                                                                              1 YEAR    5 YEARS   (4/30/96)
RETURN BEFORE TAXES                                                           13.02%     4.97%      13.08%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                        13.04%     4.98%      12.04%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                 8.66%     4.31%      11.14%
MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX(2)                           10.03%     2.64%      7.02%


(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS (1-800-933-2852)

GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation without any consideration for current income.

STRATEGY


The fund invests primarily in stocks of medium and large-capitalization U.S. companies, similar to those found in the Russell 1000(R) Index. The fund manager selects a combination of growth stocks, believed to have superior earnings potential, and value stocks that trade at attractive prices.


While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund may purchase government and investment grade corporate bonds. It may also invest in convertible securities for some protection against fluctuating stock prices. Convertible securities are generally bonds or preferred stocks that may be converted into common stocks. These securities might be selected because they offer the ability to participate in stock market movements while offering some current income. A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries and individual companies.

The fund also invests in bonds and convertible securities that fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Interest-sensitive securities in the portfolio, including convertible securities, will behave largely the same way. Convertible securities also have the same types of market and issuer risk as the underlying common stock.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.63%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.23%
TOTAL ANNUAL OPERATING EXPENSES                                            1.11%


EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


1 YEAR   3 YEARS   5 YEARS   10 YEARS
  $113      $353      $612     $1,352


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005 7.42%

BEST QUARTER:                                                   Q4 '99    20.98%
WORST QUARTER:                                                  Q3 '01   -13.81%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                                                 1 YEAR   5 YEARS   10 YEARS
RETURN BEFORE TAXES                                                              7.42%     0.79%     9.55%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                           7.10%     0.70%     8.16%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                   5.26%     0.66%     7.75%
S&P 500 INDEX(2)                                                                 4.91%     0.54%     9.07%


(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS (1-800-933-2852)

S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth by investing in the stocks that comprise the S&P 500 Composite Stock Price Index (S&P 500 Index).

STRATEGY

The fund attempts to match as closely as possible, before fees and expenses, the risk and return of the S&P 500(R) Index, which emphasizes stocks of large U.S. companies. There is no attempt to "beat the market" and the fund does not seek temporary defensive positions when markets appear overvalued.

The fund invests all of its assets in a separate mutual fund (Master Portfolio), which has the same investment objective as the fund. The Master Portfolio holds stocks of each of the companies that comprise the S&P 500 Index, and seeks to match its holdings to the relative value represented by each company in the index. The Master Portfolio may also use stock index futures and options to manage its cash flow and remain fully invested.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

EXPENSES

These are the fees and expenses you may pay as a fund investor. Total annual operating expenses include the fund's and the Master Portfolio's expenses.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.30%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.31%
TOTAL ANNUAL OPERATING EXPENSES*                                           0.86%

* Atlas Advisers has voluntarily agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.59%. This arrangement may be discontinued by Atlas Advisers at any time.

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $58      $245      $448     $1,034


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005 4.30 %

BEST QUARTER:                                                   Q2 '03    15.28%
WORST QUARTER:                                                  Q3 '02   -17.39%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                                                                       SINCE
                                                                                                     INCEPTION
                                                                             1 YEAR       5 YEAR     (8/16/00)
RETURN BEFORE TAXES                                                           4.30%        0.01%       -2.06%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                        4.11%       -0.23%       -2.29%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                3.05%       -0.09%       -1.84%
S&P 500 INDEX(2)                                                              4.91%        0.54%       -1.58%


(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS (1-800-933-2852)

STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth exclusively, with no intent to provide current income.

STRATEGY


The fund invests primarily in stocks of medium to large, growth-oriented, U.S. companies with market capitalizations similar to those of the companies in the Russell 1000 Index. The fund manager seeks companies it believes have above-average appreciation potential.


While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry from time to time. The fund does not invest in companies that manufacture tobacco products.


The fund's stock selection strategy focuses on businesses that appear to have a combination of superior revenue and earnings prospects. The fund manager looks for companies with favorable earnings momentum believed to be sustainable over time. It conducts a rigorous analysis and selects companies with successful business records and strong operating results.


The fund is moderately aggressive and does not normally use income-oriented investments for protection against market volatility.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries and individual companies.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

EXPENSES



These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.70%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.33%
TOTAL ANNUAL OPERATING EXPENSES                                            1.28%


EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


1 YEAR   3 YEARS   5 YEARS   10 YEARS
  $130      $406      $702     $1,545


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005 8.19%

BEST QUARTER:                                                   Q4 '99    26.18%
WORST QUARTER:                                                  Q4 '00   -25.50%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                                                 1 YEAR   5 YEARS   10 YEARS
RETURN BEFORE TAXES                                                              8.19%     -5.42%    5.28%
RETURN AFTER TAXES ON DISTRIBUTIONS(1)                                           8.19%     -5.42%    4.06%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                   5.32%     -4.53%    4.07%
RUSSELL 1000 GROWTH INDEX(2)(3)                                                  5.26%     -3.58%    6.73%
S&P 500 INDEX(3)                                                                 4.91%      0.54%    9.07%

(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect in the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.


(2) The Russell 1000 Growth Index became the Fund's index as of October 20, 2004. Prior to that date, the Fund's benchmark was the S&P 500 Index.

(3) Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS (1-800-933-2852)


VALUE FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth and some income.

STRATEGY


The fund invests primarily in value stocks issued by large U.S. companies with market capitalizations similar to companies in the Russell 1000 Index.


The fund manager uses fundamental research, computer models and proprietary valuation methods to select investments and manage the fund. It considers stocks undervalued when they trade at a discount to the value of their expected future cash flows.

The fund manager may sell stocks when they no longer appear to be undervalued or exhibit deteriorating fundamentals. The fund does not invest in companies that manufacture tobacco products.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities. Value stocks may fluctuate less than growth stocks that trade at premium prices.

The fund's income varies, as does the dividend paid to investors.

EXPENSES



These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.80%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.28%
TOTAL ANNUAL OPERATING EXPENSES                                            1.33%

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
  $135      $421      $729     $1,601


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005 11.04%

BEST QUARTER:                                                   Q2 '03    13.39%
WORST QUARTER:                                                  Q1 '03    -5.58%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                                                                    SINCE
                                                                                                  INCEPTION
                                                                                         1 YEAR    (5/1/02)
RETURN BEFORE TAXES                                                                      11.04%     6.88%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                                   10.30%     6.54%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                            7.54%     5.77%
RUSSELL 1000 VALUE INDEX(2)(3)                                                            7.05%     8.80%
S&P 500 INDEX(3)                                                                          4.91%     5.97%


(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect in the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.


(2) The Russell 1000 Value Index became the Fund's index as of May 17, 2004. Prior to that date, the Fund's benchmark was the S&P 500 Index.

(3) Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS (1-800-933-2852)


AMERICAN ENTERPRISE BOND FUND

INVESTMENT OBJECTIVE

The fund seeks to provide current income. Capital preservation is an additional goal.

STRATEGY

Under normal market conditions, the fund invests at least 80% of its assets in a broad range of long, intermediate or short term bonds issued by U.S. corporations, federal, state, and local governments and their agencies which, in the opinion of the fund manager, offer the best opportunity to produce current income. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. The fund may invest up to 15% of its assets in securities rated below investment grade at the time of purchase, which sometimes are referred to as "junk bonds." These securities are rated Ba and below by Moody's Investors Services, Inc., or BB and below by S&P Corporation. They may be rated as low as C or D and may be in default.

RISKS

The fund's income varies, as does the dividend paid to investors. The portfolio may have a high turnover rate, which can increase the fund's brokerage costs and the likelihood that it will realize taxable capital gains.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

Since the fund's price will vary, you could lose money on your investment.

Securities rated below investment grade have a greater chance of default on interest and principal payments. Their prices fluctuate more than those of higher-rated securities. There may be less of a market for lower-rated securities and they may be harder to sell at an acceptable price.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.55%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.25%
TOTAL ANNUAL OPERATING EXPENSES*                                           1.05%

* Atlas Advisers has voluntarily agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.99%. This arrangement may be discontinued by Atlas Advisers at any time.

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $29      $257      $504     $1,213


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005 1.23%

BEST QUARTER:                                                   Q3 '04     2.31%
WORST QUARTER:                                                  Q2 '04    -1.81%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05


                                                                                               SINCE
                                                                                             INCEPTION
                                                                                    1 YEAR    (5/1/03)
RETURN BEFORE TAXES                                                                 1.23%      2.37%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                             -0.23%      1.05%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                      0.80%      1.26%
LEHMAN BROTHERS AGGREGATE BOND INDEX(2)(3)                                          2.43%      2.72%
LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX(3)                                      1.58%      2.47%

(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.


(2) The Lehman Brothers Aggregate Bond Index became the Fund's index as of April 1, 2006. Prior to that date, the Fund's benchmark was the Lehman Intermediate Government/Credit Index.

(3) Reflects no deduction for fees, expenses or taxes.


For current performance call 1-800-933-ATLAS (1-800-933-2852)

CALIFORNIA MUNICIPAL BOND FUND (FOR RESIDENTS OF CALIFORNIA ONLY)

INVESTMENT OBJECTIVE

The fund seeks high current income which is exempt from federal and California income tax. Capital preservation is an additional goal.

STRATEGY


The fund invests at least 80% of its assets in California municipal bonds and these investments will primarily consist of intermediate and long-term bonds. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. It invests exclusively in investment grade securities rated AAA, AA, A, BBB, or the equivalent, at the time of purchase. In addition, an independent credit analysis is completed for each bond purchased.


The fund emphasizes securities of issuers providing essential services, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years.

RISKS

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term bonds. In addition, investments in BBB securities have speculative elements.

The fund is classified as non-diversified. This means that the fund may invest a greater percentage of its assets in a particular issuer, and the fund's performance will depend upon a smaller category of securities, than a diversified fund. Accordingly, the fund may experience greater fluctuations in net asset value and may have greater risk of loss.

Since the fund's price will vary, you could lose money on your investment. The fund is subject to the risk that California's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.

Some income from the fund may be taxable or subject to the alternative minimum tax. The fund may also distribute taxable capital gains.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.55%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.13%
TOTAL ANNUAL OPERATING EXPENSES                                            0.93%


EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $95      $296      $515     $1,143


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005  3.50%

BEST QUARTER:                                                    Q3 '02    5.31%
WORST QUARTER:                                                   Q2 '04   -2.19%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                                             1 YEAR     5 YEARS    10 YEARS
RETURN BEFORE TAXES                                                           3.50%      4.63%       4.84%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                        3.48%      4.62%       4.81%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                3.52%      4.53%       4.76%
LEHMAN BROTHERS MUNICIPAL BOND INDEX(2)                                       3.51%      5.59%       5.71%


(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect in the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS (1-800-933-2852)

NATIONAL MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The fund seeks high current income which is exempt from federal income tax. Capital preservation is an additional goal.

STRATEGY

The fund invests primarily in intermediate and long-term municipal bonds, with at least 80% of assets in these instruments at all times. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. It invests exclusively in investment grade securities rated AAA, AA, A, BBB, or the equivalent, at the time of purchase. In addition, an independent credit analysis is completed for each bond purchased.

The fund emphasizes essential services securities, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years.

RISKS

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. In addition, investments in BBB securities have speculative elements.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest in municipal securities from a single state.

The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.

Some income from the fund may be taxable or subject to the alternative minimum tax. The fund may also distribute taxable capital gains.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.55%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.18%
TOTAL ANNUAL OPERATING EXPENSES                                            0.98%


EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


1 YEAR   3 YEARS   5 YEARS   10 YEARS
  $100      $312      $542     $1,201


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005 3.37%

BEST QUARTER:                                                    Q3 '02    5.09%
WORST QUARTER:                                                   Q2 '04   -2.54%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                                                 1 YEAR   5 YEARS   10 YEARS
RETURN BEFORE TAXES                                                              3.37%     5.20%     4.95%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                           3.30%     5.18%     4.89%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                   3.46%     5.02%     4.84%
LEHMAN BROTHERS MUNICIPAL BOND INDEX(2)                                          3.51%     5.59%     5.71%


(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect in the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS (1-800-933-2852)

STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks high current income consistent with capital preservation.

STRATEGY

The fund looks for income opportunities among three broad sectors of the bond market:

o     U.S. Government securities

o     Foreign fixed income debt

o     High-yield, high-risk, lower-rated debt of U.S. companies ("junk bonds")

The fund seeks to manage risk by investing in all three sectors and by varying the amount in each in order to take advantage of changing market conditions. Assets within each sector are also broadly diversified.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They may purchase issues of any maturity, based on the outlook for interest rates.

RISKS

The fund's income varies, as does the dividend paid to investors. The portfolio may have a high turnover rate, which can increase the fund's brokerage costs and the likelihood that it will realize taxable capital gains.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Since the fund's price will vary, you could lose money on your investment. There are special risks associated with this fund, which may expose investors to greater risk of loss.

o Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

o Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market. Bonds issued abroad may be denominated in foreign currencies, which can fluctuate against the U.S. dollar.

o There is no restriction on investments in junk bonds (rated BB or lower, or the equivalent), which have a greater chance of default on interest and principal payments. Their prices fluctuate more than those of higher-rated securities. There may be less of a market for lower-rated securities and they may be harder to sell at an acceptable price.

o The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.72%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.26%
TOTAL ANNUAL OPERATING EXPENSES                                            1.23%


EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


1 YEAR   3 YEARS   5 YEARS   10 YEARS
  $125      $390      $676     $1,489


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005 2.34%

BEST QUARTER:                                                   Q4 '04     5.62%
WORST QUARTER:                                                  Q2 '04    -2.00%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                                                                    SINCE
                                                                                                  INCEPTION
                                                                                1 YEAR   5 YEARS  (5/20/96)
RETURN BEFORE TAXES                                                              2.34%    7.49%     6.62%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                           0.14%    4.95%     3.78%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                   1.51%    4.84%     3.85%
LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                                          2.43%    5.87%     6.70%
CITIGROUP WORLD GOVERNMENT BOND INDEX(2)                                        -6.88%    6.92%     5.44%


(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect in the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS (1-800-933-2852)

U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

INVESTMENT OBJECTIVE

The fund seeks high current income. Capital preservation is an additional goal.

STRATEGY

The fund invests primarily in mortgage-backed securities with the highest quality rating (AAA or their equivalent), at the time of purchase, issued by:

o     Federal Home Loan Mortgage Corporation ("FHLMC")

o     Federal National Mortgage Association ("FNMA")

o     Government National Mortgage Association ("GNMA")

The fund may also invest in U.S. Government securities such as Treasury bills and bonds. Under normal circumstances, at least 80% of the fund's assets will be invested in mortgage-backed securities and in U.S. Government securities. From time to time, the fund's assets may consist solely of mortgage-backed securities. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change.

The fund may purchase bonds of any maturity, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years. In attempting to maintain a consistently high yield, fund managers select securities they believe are less likely than others to be paid off ahead of schedule.

RISKS

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. The fund invests in mortgage-backed securities, which can be less sensitive to interest rate changes than other bonds with the same maturity.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that invest in short-term bonds.

Payment of principal and interest on mortgage-backed obligations of the Government National Mortgage Association is backed by the full faith and credit of the United States. Mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

When interest rates decline, mortgage-backed securities are subject to prepayments of principal, because the underlying mortgages may be paid off earlier than expected. The yield may be adversely impacted if the fund has to reinvest at lower rates than the original investments.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.55%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.25%
TOTAL ANNUAL OPERATING EXPENSES                                            1.05%

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
  $107      $334      $579     $1,283


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005  2.04%

BEST QUARTER:                                                    Q3 '01    4.34%
WORST QUARTER:                                                   Q2 '99   -0.82%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                                              1 YEAR     5 YEARS   10 YEARS
RETURN BEFORE TAXES                                                            2.04%      4.13%      4.98%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                         0.55%      2.56%      2.88%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                 1.32%      2.58%      2.93%
LEHMAN BROTHERS U.S. MORTGAGE-BACKED SECURITIES INDEX(2)                       2.61%      5.44%      6.17%


(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect in the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS (1-800-933-2852)

CALIFORNIA MUNICIPAL MONEY FUND (FOR RESIDENTS OF CALIFORNIA ONLY)

INVESTMENT OBJECTIVE

The fund seeks current income which is exempt from federal and California income tax. Liquidity and stability of principal are additional goals.

STRATEGY

The fund invests in short-term California municipal securities, with at least 80% of its assets in these instruments at all times. This strategy may be changed without shareholder approval but shareholders must be notified at least 60 days before any change. It invests exclusively in securities with the two highest quality ratings, at the time of purchase, with no less than 95% in the highest grade.

Fund managers select issues with varying maturities, based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days, and the fund will hold no securities with a remaining term greater than 13 months.

RISKS

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

The fund is classified as non-diversified. This means that the fund may invest a greater percentage of its assets in a particular issuer, and the fund's performance will depend upon a smaller category of securities, than a diversified fund. Accordingly, the fund may experience greater fluctuations in net asset value and may have greater risk of loss.

Changes in California's economy may affect the ability of issuers to pay interest and principal on their debt. As a result, the concentration of investments in California may involve more risk than funds that invest in municipal securities from many different states.

Some income from the fund may be taxable or subject to the alternative minimum tax.

The fund is subject to call risk. Call risk is the risk that changes in interest rates may cause certain municipal securities to be paid off much sooner or later than expected, which could adversely affect the fund's income.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.50%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.17%
TOTAL ANNUAL OPERATING EXPENSES*                                           0.92%

* Atlas Advisers has voluntarily agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.59%. This arrangement may be discontinued by Atlas Advisers at any time.

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $60      $260      $477     $1,101


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005 1.80%

BEST QUARTER:                                                    Q2 '00    0.81%
WORST QUARTER:                                                   Q3 '03    0.07%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                     1 YEAR     5 YEARS   10 YEARS
RETURN                1.80%       1.12%      1.95%


For 7 day yield call 1-800-933-ATLAS (1-800-933-2852)

MONEY MARKET FUND

INVESTMENT OBJECTIVE

The fund seeks current income. Liquidity and stability of principal are additional goals.

STRATEGY

The fund invests in high quality, U.S. denominated money market securities including commercial paper, certificates of deposit, bankers' acceptances and securities issued by government sponsored enterprises. It invests exclusively in securities with the two highest quality ratings, at the time of purchase, with no less than 95% in the highest grade.

Fund managers select issues with varying maturities (maximum 397 days), based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days and the fund will hold no securities with a remaining term greater than 397 days.

RISKS

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.50%
Distribution and/or service (12b-1) fee                                    0.25%
Other expenses                                                             0.21%
TOTAL ANNUAL OPERATING EXPENSES*                                           0.96%

* Atlas Advisers has voluntarily agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.88%. This arrangement may be discontinued by Atlas Advisers at any time.

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $59      $268      $494     $1,143


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005  2.73%

BEST QUARTER:                                                     Q4 '05   0.86%
WORST QUARTER:                                                    Q2 '04   0.19%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                              SINCE INCEPTION
                                                    1 YEAR       (3/4/02)
RETURN                                              2.73%          1.68%


For 7 day yield call 1-800-933-ATLAS (1-800-933-2852)

INDEPENDENCE EAGLE BOND FUND


INVESTMENT OBJECTIVE

The fund seeks current income consistent with capital preservation.

STRATEGY


This "fund of funds" invests primarily in a variety of Atlas bond funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds (sometimes called "junk bonds"), convertible securities, futures and other derivative products. The following lists the underlying Atlas funds in which the fund may invest and the approximate investment ranges which the fund intends to use as a general guideline. These ranges may be changed from time to time without approval or notice to shareholders.

INVESTMENT RANGE FOR THE PORTFOLIO
American Enterprise Bond                                                0%-50%
Strategic Income                                                        0%-50%
U.S. Government and Mortgage Securities                                 0%-50%
Money Market                                                            0%-20%

Under normal conditions, the fund invests in underlying Atlas Funds with at least 80% of their assets in a broad range of long, intermediate or short term bonds and will target an allocation of approximately 95% bonds, and 5% cash and money market securities. However, the allocations noted above may be modified according to the fund managers' outlook for the economy, financial markets, and the market values of the underlying Atlas Funds.

Investments in the underlying Atlas Funds do not necessarily correspond entirely with investment in a particular type of security. Atlas bond funds may invest some of their assets in stocks, and all of the funds may invest in money market securities. Therefore, a 95% allocation of assets to the bond funds, for example, may result in less than a 95% exposure to the fixed income market.


RISKS

The investment objective, strategy and risks for each of the underlying Atlas Funds are also described in this prospectus. Please read this information carefully before investing in the fund. The fund is suitable for investors who are seeking current income. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. When the value of the bonds held by an underlying bond fund goes down, the value of your investment in the fund will be affected.

Investors are subject to the risks associated with each of the underlying Atlas Funds in proportion to their respective weighting within the portfolio. These risks are described in detail on page 19. The fund's share price will fluctuate with changing market conditions, as will the share prices of the underlying Atlas Funds. The fund's income will vary as will the dividends paid to investors. Since the fund's price will vary, you could lose money on your investment.

The fund is classified as non-diversified. This means that the fund may invest a greater percentage of its assets in a particular issuer and the fund's performance will depend upon a smaller category of securities than a diversified fund. Accordingly, the fund may experience greater fluctuations in net asset value and may have greater risk of loss.

EXPENSES


These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.88% through April 30, 2007.


TRANSACTION FEES
Maximum sales charge on purchases                                        NONE
Maximum deferred sales charge                                            NONE
Redemption fee                                                           NONE
Exchange fee                                                             NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                           0.25%
Distribution and/or service (12b-1) fee                                  0.00%
Other expenses *                                                         1.55%
TOTAL ANNUAL OPERATING EXPENSES                                          1.80%
Expense reduction                                                        0.92%
                                                                         -----
NET OPERATING EXPENSES**                                                 0.88%

*     OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE 2006 FISCAL YEAR.

** RESTATED TO REFLECT FEE WAIVER AGREEMENT IN EFFECT THROUGH APRIL 30, 2007. FOR THE PERIOD FROM DECEMBER 1, 2005 THROUGH APRIL 29, 2006, ATLAS ADVISERS AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S NET OPERATING EXPENSES AT OR BELOW 0.68%. IN ADDITION, THIS FUND PAYS A PORTION OF THE EXPENSES OF THE UNDERLYING ATLAS FUNDS WHICH MAKE UP ITS PORTFOLIO. THE AMOUNT OF THESE EXPENSES CHANGES DEPENDING ON THE MAKE UP OF THE PORTFOLIO AT ANY PARTICULAR TIME. BASED ON THE INITIAL TARGET ALLOCATIONS AND THE MOST RECENT ANNUAL SHAREHOLDER REPORT OF EACH UNDERLYING ATLAS FUND, THE AMOUNT OF THESE IMPUTED EXPENSES IS EXPECTED TO BE 0.74% OF AVERAGE NET ASSETS (RANGING FROM A LOW OF 0.03% FOR THE MONEY MARKET FUND TO A HIGH OF 0.58% FOR THE STRATEGIC INCOME FUND).

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.

           1 YEAR                     3 YEARS
            $90                        $477


PAST PERFORMANCE

Because the fund has not operated a full calendar year, information on the fund's performance is not included in this section.


INDEPENDENCE FLAGSHIP FUND


INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital and moderate current income.

STRATEGY


This "fund of funds" is designed to provide broad diversification among equity, fixed income, and money market securities. The fund invests in a variety of Atlas Funds holding domestic and foreign stocks, small-, mid- and large-cap stocks, and growth and value stocks. To a lesser extent, the fund invests in funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds (sometimes called "junk bonds"), convertible securities, futures and other derivative products. It invests in other Atlas funds which are included in this prospectus. The following shows approximate investment ranges which the fund intends to use as a general guideline. These ranges may change from time to time without approval or notice to shareholders.

INVESTMENT RANGE FOR THE PORTFOLIO
Stock or Equity Funds                                                 40%-80%
Bond or Fixed Income Funds                                            10%-40%
Cash and Money Market Funds                                            0%-20%

Under normal conditions, the fund will target a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. However, the allocations noted above may be modified according to the fund managers' outlook for the economy, financial markets, and the market values of the underlying Atlas Funds.

Investments in the underlying Atlas Funds do not necessarily correspond entirely with investment in a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 60% allocation of assets to the stock funds, for example, may result in less than a 60% exposure to the stock market.


RISKS

The investment objective, strategy and risks for each of the underlying Atlas Funds are also described in this prospectus. Please read this information carefully before investing in the fund. The fund is suitable for investors who are seeking a reasonable level of stock market exposure, but are not comfortable with the risk of more aggressive investments. Stocks are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.


Investors are subject to the risks associated with each of the underlying Atlas Funds in proportion to their respective weighting within the portfolio. These risks are described in detail on page 19. Also the fund's share price will fluctuate with changing market conditions, as will the share prices of the underlying Atlas Funds. The fund's income will vary as will the dividends paid to investors. Since the fund's price will vary, you could lose money on your investment.


The fund is classified as non-diversified. This means that the fund may invest a greater percentage of its assets in a particular issuer, and the fund's performance will depend upon a smaller category of securities, than a diversified fund. Accordingly, the fund may experience greater fluctuations in net asset value and may have greater risk of loss.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE

ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.25%
Distribution and/or service (12b-1) fee                                    0.00%
Other expenses                                                             0.22%
TOTAL ANNUAL OPERATING EXPENSES*                                           0.47%

* IN ADDITION, THIS FUND PAYS A PORTION OF THE EXPENSES OF THE UNDERLYING ATLAS FUNDS WHICH MAKE UP ITS PORTFOLIO. THE AMOUNT OF THESE EXPENSES CHANGES DEPENDING ON THE MAKE UP OF THE PORTFOLIO AT ANY PARTICULAR TIME. AS OF DECEMBER 31, 2005, THE AMOUNT OF THESE IMPUTED EXPENSES WAS 1.14% OF AVERAGE NET ASSETS (RANGING FROM A LOW OF 0.03% FOR THE MONEY MARKET FUND AND AMERICAN ENTERPRISE BOND FUND TO A HIGH OF 0.20% FOR THE VALUE FUND).


EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $48      $151      $263       $591


PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)


** GRAPHIC ** PLEASE INSERT PERFORMANCE TABLE YEAR BY YEAR, 2005 6.19%

BEST QUARTER:                                                   Q2 '03    10.66%
WORST QUARTER:                                                  Q1 '03    -3.10%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/05

                                                                                               SINCE
                                                                                             INCEPTION
                                                                                    1 YEAR    (5/1/02)
RETURN BEFORE TAXES                                                                 6.19%      6.01%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                              5.63%      5.69%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                      4.11%      4.98%
LEHMAN BROTHERS AGGREGATE BOND INDEX(2)                                             2.43%      5.14%
S&P 500 INDEX(2)                                                                    4.91%      5.97%


(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as 401(k) plans or individual retirement accounts.

(2) Reflects no deduction for fees, expenses or taxes.

For current performance call 1-800-933-ATLAS (1-800-933-2852)

INDEPENDENCE STAR SPANGLED FUND

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

STRATEGY


This "fund of funds" invests primarily in a variety of Atlas small-, mid- and large-cap equity funds holding growth and value stocks. The following lists the underlying Atlas funds in which the fund may invest and the approximate investment ranges which the fund intends to use as a general guideline. These ranges may be changed from time to time without approval or notice to shareholders.

INVESTMENT RANGE FOR THE PORTFOLIO
Emerging Growth                                                          0%-40%
Global Growth                                                            0%-40%
Growth Opportunities                                                     0%-40%
S&P 500 Index                                                            0%-40%
Strategic Growth                                                         0%-40%
Value                                                                    0%-40%
Money Market                                                             0%-25%

Under normal conditions, the fund will target a growth allocation of approximately 95% stocks and 5% cash and money market securities. However, the allocations noted above may be modified according to the fund managers' outlook for the economy, financial markets, and the market values of the underlying Atlas Funds.

Atlas stock funds have no restrictions on the amount of assets that may be invested in foreign securities. It is currently anticipated that only the Global Growth Fund will invest a substantial portion of its assets in foreign securities.

Investments in the underlying Atlas Funds do not necessarily correspond entirely with investment in a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 95% allocation of assets to the stock funds, for example, may result in less than a 95% exposure to the stock market.


RISKS

The investment objective, strategy and risks for each of the underlying Atlas Funds are also described in this prospectus. Please read this information carefully before investing in the fund. The fund is suitable for investors who are seeking a high level of stock market exposure and are comfortable with the risk of more aggressive investments. Stocks are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

Investors are subject to the risks associated with each of the underlying Atlas Funds in proportion to their respective weighting within the portfolio. These risks are described in detail on page 19. Also the fund's share price will fluctuate with changing market conditions, as will the share prices of the underlying Atlas Funds. The fund's income, if any, will vary as will the dividends paid to investors. Since the fund's price will vary, you could lose money on your investment.

The fund is classified as non-diversified. This means that the fund may invest a greater percentage of its assets in a particular issuer, and the fund's performance will depend upon a smaller category of securities, than a diversified fund. Accordingly, the fund may experience greater fluctuations in net asset value and may have greater risk of loss.

EXPENSES


These are the fees and expenses you may pay as a fund investor. Atlas Advisers has agreed to waive fees and reimburse fund expenses to keep the fund's net operating expenses at or below 0.81% through April 30, 2007.


TRANSACTION FEES
Maximum sales charge on purchases                                          NONE
Maximum deferred sales charge                                              NONE
Redemption fee                                                             NONE
Exchange fee                                                               NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
Management fee                                                             0.25%
Distribution and/or service (12b-1) fee                                    0.00%
Other expenses*                                                            1.48%
TOTAL ANNUAL OPERATING EXPENSES                                            1.73%
Expense reduction                                                          0.92%
                                                                           -----
NET OPERATING EXPENSES**                                                   0.81%

*     OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE 2006 FISCAL YEAR.

** RESTATED TO REFLECT FEE WAIVER AGREEMENT IN EFFECT THROUGH APRIL 30, 2007. FOR THE PERIOD FROM DECEMBER 1, 2005 THROUGH APRIL 29, 2006, ATLAS ADVISERS AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S NET OPERATING EXPENSES AT OR BELOW 0.68%. IN ADDITION, THIS FUND PAYS A PORTION OF THE EXPENSES OF THE UNDERLYING ATLAS FUNDS WHICH MAKE UP ITS PORTFOLIO. THE AMOUNT OF THESE EXPENSES CHANGES DEPENDING ON THE MAKE UP OF THE PORTFOLIO AT ANY PARTICULAR TIME. BASED ON THE INITIAL TARGET ALLOCATIONS AND THE MOST RECENT ANNUAL SHAREHOLDER REPORT OF EACH UNDERLYING ATLAS FUND, THE AMOUNT OF THESE IMPUTED EXPENSES IS EXPECTED TO BE 1.32% OF AVERAGE NET ASSETS (RANGING FROM A LOW OF 0.04% FOR THE MONEY MARKET FUND TO A HIGH OF 0.56% FOR THE EMERGING GROWTH FUND).

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, except that the expense reduction reflected in the fee table above is in effect for the one year time period only, and that you hold your shares for the following periods. Actual costs may be higher or lower.

           1 YEAR                     3 YEARS
            $83                        $455


PAST PERFORMANCE

Because the fund has not operated a full calendar year, information on the fund's performance is not included in this section.

                          ATLAS INDEPENDENCE PORTFOLIOS

MORE ABOUT RISKS


Risks associated with each of the underlying Atlas Funds are in proportion to their respective weightings within the Independence Eagle Bond, Independence Flagship and Independence Star Spangled Funds and may vary greatly. Below is a chart that shows the type of risks common to each Fund.

------------------------ ------------------------- ----------------------- ----------------------------
                          Independence Eagle Bond   Independence Flagship   Independence Star Spangled
                                    Fund                    Fund                       Fund
------------------------ ------------------------- ----------------------- ----------------------------
Call Risk                            X                        X
------------------------ ------------------------- ----------------------- ----------------------------
Credit Risk                          X                        X
------------------------ ------------------------- ----------------------- ----------------------------
Currency Risk                        X                        X                         X
------------------------ ------------------------- ----------------------- ----------------------------
Foreign Risk                         X                        X                         X
------------------------ ------------------------- ----------------------- ----------------------------
Interest Rate Risk                   X                        X
------------------------ ------------------------- ----------------------- ----------------------------
Market Risk                          X                        X                         X
------------------------ ------------------------- ----------------------- ----------------------------
Prepayment Risk                      X                        X
------------------------ ------------------------- ----------------------- ----------------------------
Small Company Risk                                            X                         X
------------------------ ------------------------- ----------------------- ----------------------------
U.S. Government Security
Risk                                 X                        X
------------------------ ------------------------- ----------------------- ----------------------------
Value Stock Risk                                              X                         X
------------------------ ------------------------- ----------------------- ----------------------------


o Call Risk: Call risk is the risk that changes in interest rates may cause certain bonds to be paid off much sooner or later than expected, which could adversely affect the fund's income.

o Credit Risk: Debt securities held by the underlying funds could default or have their credit ratings lowered, potentially reducing a fund's share price and income. The risk is greater for high-yield ("junk") bonds, whose issuers are more vulnerable to business and economic changes, such as a recession, that might impair their ability to make timely interest and principal payments. Junk bonds also experience greater price fluctuation than those of higher-rated securities.

o Currency Risk: Stocks and bonds issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar. The share price of funds that hold these securities will also vary.

o Foreign Risk: Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Stocks and bonds issued abroad are usually denominated in foreign currencies which may fluctuate against the U.S. dollar, causing the value of your shares to fluctuate.

o Interest Rate Risk: The market value of fixed income securities can generally be expected to vary inversely with changes in interest rates.

o Market Risk: The market value of stocks and bonds will fluctuate with changing market and economic conditions and developments related to specific companies.

o Prepayment Risk: For mortgage-backed securities, there is the risk that homeowners will accelerate principal payments on mortgages when interest rates are falling. Funds investing in mortgage-backed securities may be forced to reinvest prepayments in lower yielding securities. Also, prepayments may result in reducing the value of mortgage securities that were originally purchased at a price above par.

o Small Company Risk: Smaller companies usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, the fund's share price may fluctuate more than funds that invest in larger companies.

o U.S. Government Security Risk: Direct obligations of the U.S. Government such as Treasury bills, notes and bonds, are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

o Value Stock Risk: From time to time, value stocks are out of favor with investors, and they may remain so for extended periods.

MORE ABOUT ASSET ALLOCATION

The Independence Eagle Bond, Independence Flagship and Independence Star Spangled Funds offer a professionally managed allocation of assets among a broad range of underlying Atlas Funds. By investing in a variety of underlying funds, each fund's performance could benefit from the diversified returns of many types of securities.

The theory of asset allocation is that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by other investments that are stable or rising.

On the other hand, each fund's strategy of investing in other mutual funds results in greater expenses than you would incur if you invested in the underlying Atlas Funds directly.


OTHER STRATEGIES AND RISKS OF ATLAS FUNDS

Investment objectives


Each fund's investment objective, except for the Independence Eagle Bond Fund and the Independence Star Spangled Fund, is fundamental and may not be changed without the approval of a majority of that fund's shareholders. The investment objective of the Independence Eagle Bond Fund and the Independence Star Spangled Fund may be changed without shareholder approval.


None of the Atlas Funds invest in the securities of companies that manufacture tobacco products except the S&P 500 Index Fund and the Independence Portfolios that invest in the S&P 500 Index Fund.

Investment allocations

The Adviser's Investment Committee periodically reviews and changes the investment allocations of each Atlas Independence Portfolio among the underlying Atlas Funds. Because Atlas Advisers is the investment adviser to the Atlas Independence Portfolios and to the other Atlas Funds, potential conflicts of interest could arise in making such allocations. Atlas Advisers believes these potential conflicts are mitigated through its management process of setting allocations by the Investment Committee comprised of the senior management of Atlas Advisers. The Investment Committee considers information from a variety of sources, including an independent consultant, OFI Institutional Asset Management, Inc., that provides research and modeling services to Atlas Advisers. Additionally, an underlying Atlas Fund may have to sell securities or invest in cash when it otherwise would not do so as a result of Atlas Independence Portfolio reallocations, which may have an adverse effect on the performance of the underlying funds and could have tax consequences.

Mortgage-Backed securities


The U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND invests its assets primarily in mortgage-backed securities, which are secured by a pool of mortgage loans. To a lesser degree, the STRATEGIC INCOME FUND, BALANCED FUND, AMERICAN ENTERPRISE BOND FUND and MONEY MARKET FUND also invest in mortgage-backed securities. Principal and interest on the underlying mortgages are passed through as monthly payments. In addition, there may be prepayment of principal if the property securing the mortgages is refinanced, sold, or foreclosed.

In seeking higher returns, the funds may also invest in privately issued mortgage-related bonds and mortgage-backed securities. Private issuers include commercial banks, thrift institutions, mortgage bankers, and securities broker-dealers.

Mortgage-related bonds are general obligation, fixed-income securities collateralized by mortgages. Mortgage-related bonds include collateralized mortgage obligations, which are secured by an underlying pool of mortgages or mortgage pass-through certificates, and are structured to direct payments of interest and principal to different series or classes of the obligations.


The funds may invest in collateralized mortgage obligations issued by U.S. Government agencies and backed by U.S. Government or government agency mortgage securities. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Government. Obligations issued by the Government National Mortgage Association are guaranteed by the U.S. Government. Obligations issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to these issuers.

Junk bonds


The AMERICAN ENTERPRISE BOND FUND and the STRATEGIC INCOME FUND may invest in junk bonds, which are below investment grade and may have higher yields than investment grade issues. These securities are rated Ba and below by Moody's Investors Services, Inc., or BB and below by S&P Corporation. They may be rated as low as C or D and may be in default at the time of purchase.

Junk bonds are riskier than investment grade bonds. There is a greater possibility that earnings may not be sufficient to make timely interest payments, and there is increased potential for insolvency. There may be less of a market for junk bonds, and they may be harder to sell at an acceptable price. A fund may not achieve the expected income from lower-rated securities, and its net asset value may be affected by declines in their value.

The S&P 500 Index

The S&P 500 Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations, comprising nearly three-quarters of the value of all U.S. publicly traded stock, selected according to: size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Funds on behalf of the fund. S&P does not sponsor, endorse, sell, or promote the funds, nor is it affiliated in any way with the fund. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the fund.

OTHER STRATEGIES


Options and futures


Options and futures are types of derivative investments. All the stock and bond funds may buy and sell options, futures contracts, and options on futures contracts. Fund managers use these instruments to hedge investments against changes in value, to manage cash flow, to attempt to increase income, or as a temporary substitute for the purchase or sale of actual securities.

The funds will not engage in these transactions for speculation. Use of these strategies may be limited by market conditions, regulatory limits, and tax considerations, and there can be no assurance that they will succeed.

Options and futures strategies involve risks and transaction costs. Any fund using these strategies may be left in a worse position if the manager's prediction of price changes in the underlying instruments is inaccurate.

Other derivative investments

The STRATEGIC INCOME FUND, the AMERICAN ENTERPRISE BOND FUND and the EMERGING GROWTH FUND may invest in several other types of derivatives, including, in the case of the Strategic Income Fund and the American Enterprise Bond Fund, credit default swap contracts ("CDS contracts"). CDS contracts and other types of derivatives may be used for hedging purposes, or because they offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies.

Use of derivatives may cause a fund to realize less income than expected and to lose money. In some cases, the use of derivatives by a fund could result in significant losses that might exceed the proportion of the fund's portfolio invested in such derivatives. One risk is that the company issuing the derivative may not pay the amount due upon maturity. A second is that the underlying investment may not perform as expected. The funds will limit investment in derivatives that trade in the over-the-counter markets and may be illiquid.

Defensive investments

At times, pursuing a fund's basic investment strategy may not be in the best interests of its shareholders because of adverse market conditions. As a temporary defensive strategy, all of the funds may invest up to 100% of their assets in short-term debt securities or money market instruments. A fund may not meet long-term investment objectives in periods when defensive strategies are employed.

Portfolio turnover

All the funds will sell securities when the managers believe it is appropriate, regardless of how long the securities were owned. Buying and selling securities involves expenses, such as commissions paid to brokers and other transaction costs. By selling a security, a fund may realize taxable capital gains that will later be distributed to shareholders.


Generally speaking, the higher a fund's annual portfolio turnover, the greater its brokerage costs, and the greater the likelihood that it will realize taxable capital gains. Annual portfolio turnover of 100% or more is considered high. The STRATEGIC INCOME FUND, the GROWTH OPPORTUNITIES FUND, the EMERGING GROWTH FUND and the AMERICAN ENTERPRISE BOND FUND usually have a high annual turnover rate because of each fund manager's investment style. The portfolio turnover rate for each of the stock funds, except the S&P 500 INDEX FUND, varies widely from year to year, and may exceed 100%. The S&P 500 INDEX FUND does not have a portfolio turnover rate as it does not buy or sell securities but instead invests all of its assets in the S&P 500 Index Master Portfolio. (See "Financial Highlights" for each fund's historical portfolio turnover.)


Small companies

The EMERGING GROWTH FUND invests in the stocks of small companies that generally have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, this fund's share price may fluctuate more than funds that invest in larger companies.

Foreign investing

The GLOBAL GROWTH FUND invests substantially in foreign stocks. The AMERICAN ENTERPRISE BOND and STRATEGIC INCOME FUNDS may invest in foreign fixed income securities. Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing the funds' share prices to fluctuate.


Portfolio holdings


A description of Atlas Funds' policies and procedures regarding the disclosure of each Fund's portfolio securities is available in Atlas Funds' Statement of Additional Information (SAI).


FUND MANAGEMENT


THE ADVISER

Atlas Advisers, 794 Davis Street, San Leandro, California 94577, is responsible for providing or overseeing all services needed for the Atlas Funds to operate, including portfolio management, transfer agent, and custodial and accounting services. It has retained investment professionals with substantial experience in managing investments.

The SAI contains additional information about each portfolio manager, including how each portfolio manager is compensated, other accounts each portfolio manager manages and each portfolio manager's ownership of securities in the Atlas Funds.


Atlas Advisers provides portfolio management services to the Atlas Independence Portfolios, the INDEPENDENCE EAGLE BOND FUND, INDEPENDENCE FLAGSHIP FUND and the INDEPENDENCE STAR SPANGLED FUND.

o An Investment Committee, which has been primarily responsible for the day-to-day management of the INDEPENDENCE EAGLE BOND FUND (since November 2005) INDEPENDENCE FLAGSHIP FUND (since May 2002) and the INDEPENDENCE STAR SPANGLED FUND (since November 2005), is comprised of Larry Key, Gene Johnson and Matthew Sadler. This Committee determines allocation among the eligible Atlas Funds. Mr. Key is President and Chief Operating Officer of Atlas Funds and has been employed by Atlas for more than five years. Mr. Johnson is Vice President and Treasurer of Atlas Funds and has been employed by Atlas for more than five years. Mr. Sadler is Senior Vice President of Atlas Advisers. Prior to joining Atlas in 2003, Mr. Sadler was President and CEO of Quintara Capital Management from 2001 to 2003 and President and CEO of uMogul Inc. from 2000 to 2001.


Atlas Advisers has hired OFI Institutional Asset Management, Inc. ("OFII") to provide research and modeling services to assist Atlas Advisers in part in determining the appropriate allocation of the Atlas Independence Portfolios' assets among the underlying Atlas Funds. Atlas Advisers retains complete discretion and control over the portfolio management of the Atlas Independence Portfolios and pays OFII a flat fee for its services. OFII is affiliated with OppenheimerFunds, Inc. the sub-adviser for the Global Growth Fund, Growth Opportunities Fund, Strategic Income Fund, U.S. Government and Mortgage Securities Fund and the American Enterprise Bond Fund.


SUB-ADVISERS


Atlas Funds and Atlas Advisers have obtained an exemptive order from the SEC that permits Atlas Funds and Atlas Advisers to retain sub-advisers and modify sub-advisory arrangements without shareholder approval. Under the exemptive order, Atlas Advisers may act as a "manager-of-managers" for all or some Atlas funds, and supervises the provision of portfolio management services to those funds by the sub-advisers. Atlas Advisers has ultimate responsibility (subject to oversight by Atlas Funds Board of Trustees) to oversee the sub-advisers and recommend their hiring, termination and replacement.


The sub-adviser to the CALIFORNIA MUNICIPAL BOND FUND, the NATIONAL MUNICIPAL BOND FUND, the CALIFORNIA MUNICIPAL MONEY FUND and the MONEY MARKET FUND is Boston Safe Advisors, Inc. (Boston Safe), located at One Boston Place, Boston, Massachusetts 02108.

o John F. Flahive is primarily responsible for the day-to-day management of the CALIFORNIA MUNICIPAL BOND FUND, the NATIONAL MUNICIPAL BOND FUND, the CALIFORNIA MUNICIPAL MONEY FUND (since November 1994) and the MONEY MARKET FUND (since December 2004). Mr. Flahive is President and Chairman of Boston Safe and has been employed by Boston Safe since 1994.

The sub-adviser to the GLOBAL GROWTH FUND, the GROWTH OPPORTUNITIES FUND, the STRATEGIC INCOME FUND, the U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND and the AMERICAN ENTERPRISE BOND FUND is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, New York, New York 10281.

o Rajeev Bhaman is primarily responsible for the day-to-day management of the GLOBAL GROWTH FUND (since August 2004). Mr. Bhaman is a Chartered Financial Analyst. He has been a Vice President of Oppenheimer since January 1997 and is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

o Christopher Leavy and David Poiesz are primarily responsible for the day-to-day management of the GROWTH OPPORTUNITIES FUND (since October 2000 and June 2004, respectively). Mr. Leavy has been a Senior Vice President of Oppenheimer since September 2000 and is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Mr. Poiesz has been a Senior Vice President and Director of Growth Equities of Oppenheimer since June 2004 and is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Mr. Poiesz was a senior portfolio manager at Merrill Lynch from October 2002 through May 2004. He was a founding partner of RiverRock Capital LLC, a hedge fund product he managed from April 1999 through July 2001.

o Arthur P. Steinmetz is primarily responsible for the day-to-day management of the STRATEGIC INCOME FUND (since May 1996). He has been a Senior Vice President of Oppenheimer since March 1993 and of HarbourView Asset Management Corporation since March 2000. Mr. Steinmetz is also an officer and portfolio manager of other portfolios and accounts in the OppenheimerFunds complex.

o Angelo Manioudakis, Benjamin J. Gord, Geoffrey Caan, and Antulio Bomfim are responsible for the day-to-day management of the U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND (since March 2005) and the AMERICAN ENTERPRISE BOND FUND (since July 2005). Mr. Manioudakis has been a Senior Vice President of Oppenheimer and of HarbourView Asset Management Corporation since April 2002. He has been a Senior Vice President of OFI Institutional Asset Management, Inc. since June 2002. He is also a portfolio manager and officer of other portfolios in the Oppenheimerfunds complex. Mr. Manioudakis was Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management from August 1993 through April 2002. Mr. Gord has been a Vice President of Oppenheimer and of HarbourView Asset Management Corporation since April 2002. He is also a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. Mr. Gord was Executive Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management from April 1992 through March 2002. Mr. Caan has been a Vice President of Oppenheimer since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Caan was a Vice President of ABN AMRO N.A., Inc. from June 2002 through August 2003, and a Vice President of Zurich Scudder Investments from January 1999 through June 2002. Mr. Bomfim has been a Vice President of Oppenheimer since October 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Bomfim was a Senior Economist at the Board of Governors of the Federal Reserve System from June 1992 to October 2003.


The sub-adviser to the BALANCED FUND is New York Life Investment Management LLC (NYLIM), located at 1180 Avenue of the Americas, 22nd Floor, New York, NY 10036.

o Joan Sabella is primarily responsible for the day-to-day management of the BALANCED FUND (since October 2004). Ms. Sabella is director of NYLIM and currently manages the Equity Investors Group division's balanced and fixed income separate account strategies and coordinates fixed income research and trading for the division. She is a member of the CFA Institute, the Financial Planning Association and holds the designation of Certified Financial Planner
(CFP). Ms. Sabella has been a Director of NYLIM since December 2000.


The sub-adviser to the STRATEGIC GROWTH FUND is Renaissance Investment Management (Renaissance), located at 625 Eden Park Drive, Cincinnati, Ohio 45202.


o Michael E. Schroer is primarily responsible for the day-to-day management of the STRATEGIC GROWTH FUND (since October 2004). Mr. Schroer is a Managing Partner and the Chief Investment Officer of Renaissance Investment Management and has been with the firm since 1984. As Chief Investment Officer for Renaissance, he supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy. He was awarded the designation Chartered Financial Analyst in 1985.

The sub-adviser to the VALUE FUND is Hotchkis and Wiley Capital Management LLC
(HWCM), located at 725 South Figueroa Street, 39th Floor Los Angeles, California 90017-5439.


o The VALUE FUND is managed by HWCM's investment team, which is responsible for the formation of a "target portfolio" for the firm's large cap value investing strategy. Patty McKenna, Sheldon Lieberman, Joe Huber, George Davis and Stan Majcher are the five portfolio managers with the most significant responsibility for the management of the VALUE FUND (since May 2004). Ms. McKenna is a Principal and Portfolio Manager of HWCM and has authority to direct trading on the Fund. Ms. McKenna joined HWCM in 1995 as a portfolio manager and analyst. Mr. Lieberman is a Principal and Portfolio Manager of HWCM. Mr. Lieberman joined HWCM in 1994 as a portfolio manager and analyst and has authority to direct trading on the Fund. Mr. Huber is a Principal and Portfolio Manager and Director of Research of HWCM and is jointly responsible for the day-to-day management of the Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the target portfolio. Mr. Huber joined HWCM in 2000 as portfolio manager and analyst and soon thereafter became Director of Research. Mr. Davis is a Principal and Portfolio Manager and Chief Executive Officer of HWCM and has authority to direct trading on the Fund. Mr. Davis joined HWCM in 1988 as a portfolio manager and analyst. Mr. Majcher is a Principal and Portfolio Manager of HWCM and is jointly responsible for the day-to-day management of the Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the target portfolio. Mr. Majcher joined HWCM in 1996 and became a portfolio manager in 1999.

The sub-adviser to the EMERGING GROWTH FUND is Turner Investment Partners (Turner), located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

o Thomas DiBella, CFA, Kenneth W. Gainey, CFA and Steven Gold, CFA are primarily responsible for the management of the EMERGING GROWTH FUND (since March 2003, March 2003, and October 2005, respectively). Mr. DiBella is a CFA and has been with Turner since March 2002. Prior to joining Turner, Mr. DiBella was employed with Aeltus Investment Management, Bethlehem Steel Pension Fund and Constitution Capital Management. Mr. Gainey is also a CFA and has been with Turner since March 2002. Prior to joining Turner, Mr. Gainey was employed with Aeltus Investment Management, Aetna International/Aetna Financial Services, and Kanne, Paris and Hoban. Mr. Gold is a CFA and has been with Turner since 2004. Prior to joining Turner, Mr. Gold was employed with Standish Mellon Equity and Aetna Life & Casualty.

The adviser to the S&P 500 Index Master Portfolio, the Portfolio into which the S&P 500 INDEX FUND invests all of its assets, is Barclays Global Fund Advisors
(BGFA), located at 45 Fremont Street, San Francisco, California 94105.

o Patrick O'Connor and Lisa Chen are primarily responsible for the day-to-day management of the S&P 500 INDEX MASTER PORTFOLIO (since May 2002 and May 2006, respectively). Mr. O'Connor and Ms. Chen are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities, but each Portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes. Mr. O'Connor is an employee of BGFA and BGI and has been one of the portfolio managers primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio since 1999. Ms. Chen has been a portfolio manager for BGFA and BGI since 1999.

ADVISORY AGREEMENTS

Each fund pays Atlas Advisers a fee for investment management services. Atlas Advisers, in turn, pays subadvisory fees when applicable. The management fee is an annual rate, equal to a percentage of each fund's average net assets and paid monthly as noted in the chart above.


ANNUAL MANAGEMENT FEES


                                            FISCAL YEAR
FUNDS                                     ENDED 12/31/05               SUBADVISER

STOCK FUNDS
BALANCED                                       0.70%       NEW YORK LIFE INVESTMENT MANAGEMENT LLC
EMERGING GROWTH                                0.80%       TURNER INVESTMENT PARTNERS, INC.
GLOBAL GROWTH                                  0.77%       OPPENHEIMERFUNDS, INC.
GROWTH OPPORTUNITIES                           0.63%       OPPENHEIMERFUNDS, INC.
S&P 500 INDEX                                  0.30%       NONE
STRATEGIC GROWTH                               0.70%       RENAISSANCE INVESTMENT MANAGEMENT
VALUE FUND                                     0.80%       HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC

BOND FUNDS
AMERICAN ENTERPRISE BOND                       0.55%       OPPENHEIMERFUNDS, INC.
CALIFORNIA MUNICIPAL BOND                      0.55%       BOSTON SAFE ADVISORS, INC.
NATIONAL MUNICIPAL BOND                        0.55%       BOSTON SAFE ADVISORS, INC.
STRATEGIC INCOME                               0.72%       OPPENHEIMERFUNDS, INC.
U.S. GOVERNMENT AND MORTGAGE SECURITIES        0.55%       OPPENHEIMERFUNDS, INC.

MONEY FUNDS
CALIFORNIA MUNICIPAL MONEY                     0.50%       BOSTON SAFE ADVISORS, INC.
MONEY MARKET                                   0.50%       BOSTON SAFE ADVISORS, INC.

INDEPENDENCE PORTFOLIOS
INDEPENDENCE FLAGSHIP FUND                     0.25%       NONE
INDEPENDENCE STAR SPANGLED FUND                0.25%       NONE
INDEPENDENCE EAGLE BOND FUND                   0.25%       NONE

For all funds, except the American Enterprise Bond Fund, the Balanced Fund, the U.S. Government and Mortgage Securities Fund and the Strategic Growth Fund, a discussion of the basis for the Board of Trustees' approvals of the advisory and sub-advisory agreements is available in the funds' annual report to shareholders for the period ended December 31, 2005. For the American Enterprise Bond Fund and the U.S. Government and Mortgage Securities Fund, a discussion of the basis for the Board of Trustees' approvals of the sub-advisory agreements is available in the funds' semi-annual report to shareholders for the period ended June 30, 2005. For the Balanced Fund and the Strategic Growth Fund, a discussion of the basis for the Board of Trustees' approvals of the sub-advisory agreements for the funds will be available in the funds' annual report to shareholders for the period ended December 31, 2006.

THE DISTRIBUTOR AND THE DISTRIBUTION PLAN


Atlas Funds are distributed by Atlas Securities, Inc. (Atlas Securities) Shares are offered at net asset value with no front-end sales load. From time to time, Atlas Securities may offer merchandise, monetary bonuses, or other incentives in one or more of the funds. Incentives may be offered to selected groups of shareholders, such as first time buyers or existing account holders.


Each fund, except for the Independence Eagle Bond, Independence Flagship and Independence Star Spangled Funds, has adopted a distribution plan under Rule 12b-1 to reimburse Atlas Securities for costs for advertising, marketing, and shareholder servicing. Reimbursements are made on a monthly basis up to a maximum of .25% per year of a fund's average daily net assets. These fees increase the cost of your investment and, over time, may cost you more than paying other types of sales charges because they are taken out of fund assets on an ongoing basis. A fund will not reimburse expenses incurred by another fund.

Shares are currently offered only through Atlas Securities and certain so-called mutual fund "supermarkets." In addition to remitting up to a maximum of .25% per year of a fund's average daily net assets, Atlas Securities may compensate intermediaries out of its own resources for distribution, promotional or shareholder services.


DOING BUSINESS WITH ATLAS

IN PERSON

Atlas Investment Representatives offer person-to-person, professional financial services at no charge to you. You can meet with a Representative at most World Savings branches. To locate the one nearest you or to schedule an appointment, call 1-800-933-ATLAS (1-800-933-2852).

ONLINE

www.ATLASFUNDS.COM
24 hours a day, 7 days a week

o     Open a variety of mutual fund account types:

o     Individual

o     Joint

o     Custodial

o     Traditional or Roth IRA

o     Review your accounts

o     Purchase and exchange funds

o     Obtain fund information and performance

o     Order checkbooks and duplicate statements

o     Update your address and phone information

SHAREHOLDER INFORMATION

The USA PATRIOT Act requires all financial institutions to obtain, verify and record information that identifies each individual or entity that opens an account. When you open an account, you will be asked to provide your name, address, date of birth and social security number (or other information) to identify you. Failure to provide any required information may result in a delay in processing your transaction, or may even result in the closing of the account.

BY PHONE

                                 1-800-933-ATLAS
                                (1-800-933-2852)

Atlas Direct Access - offers 24-hour automated telephone services:

o     Review your accounts

o     Request transactions

o     Check prices and performance

Atlas Telephone Representatives are available Monday through Friday, 6:00 a.m. to 6:00 p.m., Pacific time.

RETIREMENT ACCOUNTS

Traditional and Roth Individual Retirement Accounts (IRAs), Simplified Employee Pension Plans (SEPs) are available. Call us at 1-800-933-2852 or visit the website at WWW.ATLASFUNDS.COM to obtain information about account agreements, applications and annual fees.

INVESTMENT MINIMUMS

                                                       INITIAL        ADDITIONAL
ACCOUNT TYPE                                         INVESTMENT      INVESTMENTS
Non-Retirement Accounts                                $2,500            $250
Wire Purchases                                         $2,500          $1,000
Exchanges                                              $2,500            $250
Traditional, SEP or Roth IRA Accounts                    $250            $250
Coverdell Education Savings Accounts                     $250            $250
Custodial Accounts for Minors                            $250            $250
Employee Accounts                                        $250             $50

BUYING SHARES

                              OPENING A NEW ACCOUNT

BY MAIL
By Regular Mail             Overnight Carrier
Atlas Funds                 Atlas Funds, c/o PFPC
P.O. Box 9813               101 Sabin Street
Providence, RI 02940-8013   Pawtucket, RI 02860

Complete and sign the application and send it to the address above. Make your check payable to "Atlas Funds" for at least the minimum fund investment.

                          ADDING TO AN EXISTING ACCOUNT

By Regular Mail             Overnight Carrier
Atlas Funds                 Atlas Funds, c/o PFPC
P.O. Box 9813               101 Sabin Street
Providence, RI 02940-8013   Pawtucket, RI 02860

Send your investment check to the applicable address above. Indicate your account number on the check. Include the "Account Investment" stub from the bottom of your account statement.

BY TELEPHONE
                              CALL 1-800-933-2852

EXCHANGE: Use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. To make an exchange, call us.

WIRE: Once you have submitted a completed application, you may open an account using federal funds wired from your bank. Call us to obtain an account number. Direct your bank to wire your investment to:

PNC Bank
ABA # 031000053
Acct # 8606086896
Fund Name: Atlas (fund name)
Customer Name:
Fund Account #:

                               CALL 1-800-933-2852

ELECTRONIC TRANSFER: If you have previously established bank information for electronic funds transfer, you may purchase additional shares by calling the number above. To establish this option, call us for an "On Request Purchase" form.

EXCHANGE: Use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. To make an exchange, call us.

WIRE: Invest via wire by directing your bank to send federal funds to:

PNC Bank
ABA # 031000053
Acct # 8606086896
Fund Name: Atlas (fund name)
Customer Name:
Fund Account #:

If you have elected the bank wire option on your WORLD INSURED MONEY MARKET ACCOUNT, you can have funds wired to your Atlas account by calling the number above.

ONLINE

                               www.ATLASFUNDS.COM

Visit our secure website and complete an application online. You may submit your purchase request through our secure site or mail the application with a check.

EXCHANGE: Log on to Atlas Account Access and use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. Submit your exchange request through our secure site.

IN PERSON

Contact your Atlas Investment Representative. Call 1-800-933-ATLAS (1-800-933-2852) to schedule an appointment with a Representative in a local World Savings branch.

SELLING SHARES

You may sell some or all of your fund shares on any day the New York Stock Exchange is open. All sell orders received by the fund's shareholder services agent or other authorized representative by the close of trading on the New York Stock Exchange (normally 4:00 PM Eastern time, or 1:00 PM, Pacific time) will be executed at that day's closing price. Redemptions of shares recently purchased by check or electronic transfer will not be processed until we are satisfied that the funds have cleared, usually not more than 15 days. You may also sell shares of each fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service. Please note that share redemptions are not available through our on line service.

REDEMPTION FEE FOR GLOBAL GROWTH FUND

A redemption fee of 2% will be applied to shares of the GLOBAL GROWTH FUND that are redeemed within 60 days of their purchase. The fund's management has instituted this fee to discourage the short-term trading of the fund's shares. This fee will be retained by the fund to help offset the expenses incurred due to short-term trading and to benefit the fund's long-term shareholders.

Shares you have held the longest will always be redeemed first. Although we have a goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Further, the redemption fee may be waived at management's discretion for certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the fund. The fee does not apply to shares purchased through reinvested dividends or capital gains.

BY TELEPHONE

All accounts are automatically eligible to sell shares by telephone unless you have declined the telephone redemption and exchange option on your account. Only one account owner needs to call in redemption requests. The minimum amount that can be redeemed by telephone is $1,000. To request a redemption, call 1-800-933-ATLAS (1-800-933-2852). The following payment options are available for telephone requests:

PAYMENT BY CHECK

o     No fee - check mailed to the address of record on the account.

o If you have had an address change within the last 30 days, your request must be submitted in writing with a signature guarantee.

ELECTRONIC TRANSFER/AUTOMATED CLEARING HOUSE (ACH) NETWORK

o     You must have established the electronic transfer option on your account.

o     There is no charge for processing this transaction.

WIRE TRANSFER

o     You must have established the electronic transfer option on your account.

o A $10 wire charge will be deducted. Your bank may also charge a wire transfer fee.

SELLING SHARES

BY MAIL

Send us a letter including your name, account number, the fund you would like to sell, the dollar amount or number of shares you want to redeem. The letter should be signed by all account owners exactly as their names appear on the account. Mail to:

BY REGULAR MAIL             OVERNIGHT CARRIER
Atlas Funds                 Atlas Funds, c/o PFPC
P.O. Box 9813               101 Sabin Street
Providence, RI 02940-8013   Pawtucket, RI 02860

A SIGNATURE GUARANTEE is required if any of the following is applicable:

o     You are redeeming $50,000 or more.

o You would like a check mailed to an address other than the address of record.

o You would like a check mailed to an address which has been changed within the past 30 days.

o You would like a check made payable to anyone other than the account owner(s) of record.

o You want the proceeds wired to a bank account that is not pre-designated on your account.

A signature guarantee assures that a signature is genuine and helps protect against fraud. You can obtain one from most banks, savings associations, or securities dealers with which you have an account relationship. A signature guarantee cannot be provided by a notary public.

BY CHECK

Checkwriting is available for all Atlas bond and money funds, except for bond fund shareholders whose accounts are subject to backup withholding for federal income taxes. If you have established the checkwriting option on your bond or money fund account(s), you need to know:

o There is a $500 minimum per check. Checks presented for less than $500 will be returned unpaid.

o     You may not write a check to close an account.

o You should not attempt to write a check for the total value of a bond fund, since the value of these funds can vary each day, and the funds available may not be sufficient to clear the check.

o     Only one account owner's signature is required on each check.

OTHER ACCOUNT INFORMATION

EXCHANGES

An exchange represents the sale of shares of one Atlas fund and the purchase of another Atlas fund, which may produce a taxable gain or loss in a non-retirement account. Exchanges between Atlas fund accounts will be accepted only if the registrations are identical (same name, address and taxpayer identification number). All accounts are eligible to exchange shares by telephone unless you have declined the telephone exchange and redemption option on your account. Only one account owner of a joint account or authorized signatory of a joint, corporate, partnership or fiduciary account may call in an exchange request. If your corporate, partnership or fiduciary account requires the signature of more than one person to authorize a transaction, then you must decline the telephone exchange and redemption option on your account and submit all transaction requests in writing with all required signatures. In the event a telephone exchange transaction is requested for an account requiring two or more signatures, the signatory requirement will be deemed waived by such request and Atlas will have no responsibility in respect thereof.

To protect performance and control costs, a fund may temporarily suspend or permanently terminate purchase or exchange privileges from an investor if it determines that such trading activity would be disruptive to a Fund.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules that affect all shareholders.

FREQUENT TRADING OF FUND SHARES

The funds are designed as long-term investments and, therefore, do not accommodate activities believed by the Atlas Funds to constitute "market timing" or other trading strategies that entail rapid or frequent purchases, sales or exchanges which could disrupt orderly management of a fund's investment portfolio ("disruptive trading"). When large dollar amounts are involved, a fund's implementation of its investment strategies may be negatively affected or the fund might have to raise or retain more cash than the fund manager would normally retain, to meet unanticipated redemptions. Frequent exchange activity may also force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those exchange requests. These factors might hurt the fund's performance.

The Atlas Funds have adopted, and the Board of Trustees has approved, policies and procedures reasonably designed to monitor fund trading activity and discourage disruptive trading and, in cases where disruptive trading activity is detected, to take action to stop such activity. The funds reserve the right to modify these policies at any time without shareholder notice but not with the intent to allow market timing.

When Atlas Advisers believes frequent trading activity by any person, group or account would have a disruptive effect on a fund's ability to manage its investments, the fund will reject uniformly purchase orders and/or exchanges into the fund. The history of exchange activity in all accounts under common ownership or control with the Atlas Fund complex may be considered with respect to the review of excessive exchange activity. Atlas Advisers considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order or terminate or restrict exchange privileges.

Funds that invest in foreign securities may be particularly susceptible to short-term trading strategies. This is because time zone difference among international stock markets can allow a shareholder engaging in a short-term strategy to exploit fund share prices that are based on closing prices of securities established some time before the fund calculates its own share price. To further discourage short-term trading, a redemption fee of 2% will be applied to shares of the Atlas GLOBAL GROWTH FUND that are redeemed within 60 days of their purchase. This fee will be retained by the fund to help offset the expenses incurred due to short-term trading and to benefit the fund's long-term shareholders. (See Redemption Fee for Global Growth Fund)

Despite the efforts of the funds to prevent disruptive trading and the adverse impact of such activity, there is no guarantee that funds' policies and procedures will be effective. In addition, the funds receive orders through financial intermediaries (such as brokers and retirement plan recordkeepers) which utilize omnibus accounts that make it more difficult to detect and stop disruptive trading. If a financial intermediary establishes an omnibus account with the funds, the funds do not have access to underlying individual account transactions or shareholder information. Consequently, the funds are not able to detect disruptive trading in fund shares and, even if it is detected, may be unable to stop such activity. The Atlas Funds have policies and procedures in place with financial intermediaries to monitor and detect market timing and disruptive trading. The Board of Trustees has reviewed these policies and procedures.

AUTOMATIC TRANSACTIONS

Investments

o After you have made your initial investment, you may set up an automatic investment plan by indicating on your application how much and how often you want to invest. The minimum investment is $250 per fund. There is no charge for this service.

Exchanges

o You can automatically exchange $250 or more from one Atlas fund to another. Just indicate on your application how much and how often you want to exchange. There is no charge for this service.

o Both accounts must be registered in the same name(s) and have the same taxpayer identification number.

o Exchanges will be made on the 15th of each month you choose. If the 15th falls on a weekend or holiday, exchanges will be made on the previous business day.

Redemptions

o If your account balance is $10,000 or more, you may set up an automatic redemption plan by indicating on your new account application how much and how often you want to redeem. You may sell fixed amounts of $100 or more at monthly, quarterly, or yearly intervals. There is no charge for this service.

o Redemptions will be made on the 20th of each month you choose. If the 20th falls on a weekend or holiday, redemptions will be made on the previous business day.

VERIFICATION OF ACCOUNT STATEMENTS

You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 60-day period.

HOW FUND SHARES ARE PRICED

A fund's net asset value (NAV) is the price at which you will buy or sell shares. The net asset value is calculated by dividing a fund's total asset value by the number of outstanding shares. The NAV is determined at the close of regular trading on the New York Stock Exchange each day the exchange is open.

The funds' investments are generally valued at market value. The funds have adopted fair valuation procedures for use in appropriate circumstances. The Board of Trustees has generally delegated to Atlas Advisers the authority to approve fair value determinations in certain circumstances. For example, if the market value of a security in a fund's portfolio cannot be established or if in the good faith opinion of Atlas Advisers, the last market value reported does not constitute a reliable market quotation, as a result of a security being subject to a significant event, such as a trading halt, corporate action or announcement, or natural disaster, the security shall be fair valued in good faith.

To the extent that a fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests.

For the purpose of calculating each money market fund's NAV per share, securities are valued at "amortized cost." Marketable fixed income securities generally are priced at market value and debt securities with remaining maturities of 60 days or less generally are valued at "amortized cost."

A fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the fund does not calculate its NAV. As a result, the value of these investments may change on days when you cannot purchase or sell shares.

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your paperwork (and if you are purchasing, your payment) is received in good order by the shareholder services agent or other authorized representative. Good order includes, among other things, the proper fund name and account number, the amount of the transaction and any supporting legal documentation that may be required. All orders accepted by the close of trading on the NYSE (normally 4:00 p.m. Eastern time; 1:00 p.m. Pacific time) will be executed at that day's closing price.

You may also purchase shares of each fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the funds. Such financial institutions may charge you a fee for this service in addition to the fund's NAV.

OTHER ACCOUNT INFORMATION

TAXES

IRS rules require the funds to distribute net investment income and any capital gains to shareholders. Capital gains may be taxable at different rates depending upon the length of time the assets were held. Capital gains, if any, will be distributed at least once a year and may be distributed more often.

Dividends and distributions may be taxable, whether received in cash or reinvested. An exchange of shares for shares of another fund is considered a sale and may result in a gain or loss for tax purposes.

After-tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as an IRA.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions are paid to all shareholders who maintain accounts on a fund's "record date." If you would like to receive distributions in cash, indicate that choice on your account application. Otherwise, distributions will be reinvested in additional shares.

If you own more than one Atlas fund, your distributions from one fund may be used to purchase shares in another. You may not direct distributions between an IRA and a non-IRA account.

Bond fund and money fund dividends will begin on the next business day after your payment is received by the shareholder services agent and will continue through the day shares are redeemed.

If you buy shares just before a capital gain distribution, you will pay the full price and then receive back a portion of your investment in the form of a taxable distribution.

You will be notified in January each year about the tax status of distributions made by the funds. Because everyone's tax situation is unique, always consult your tax adviser about federal, state and local tax consequences.


ATLAS FUNDS                           INCOME DIVIDENDS                 CAPITAL GAIN DISTRIBUTIONS
Balanced                   o Declared quarterly                     o Declared and paid at the end
                                                                      of the fourth quarter
Emerging Growth            o Usually none                           o Declared and paid at the
Independence Flagship      o If earned, paid after the end of the     end of the fourth quarter
                             fourth quarter
Global Growth
Growth Opportunities
Independence Star
Spangled
Strategic Growth
Value
All Bond and Money Funds   o Declared daily                         o Declared and paid at the end
Independence Eagle Bond    o Paid after the end of each month         of the fourth quarter
S&P 500 Index              o Usually minimal
                           o If earned, paid after the end of the   o Declared and paid at the end
                             fourth quarter                           of the fourth quarter


OTHER POLICIES

o MINIMUM BALANCE: If your account balance falls below $1,250 due to redemptions or exchanges, we may close your account and mail the proceeds to you. We will give you 60 days written notice and the opportunity to make an additional investment to satisfy the $2,500 minimum balance requirement.

o REDEMPTIONS: Payment may be delayed up to seven days if making immediate payment could adversely affect a fund.

When regular trading on the New York Stock Exchange is closed or restricted by the SEC for any reason other than weekends or holidays, or there is an emergency as determined by the SEC, redemptions may be suspended or payment dates postponed.

o GENERAL INFORMATION ABOUT SERVICE FEATURES: A fund may modify, suspend or discontinue services, charges, or terms and conditions at any time. The use of any feature may be denied to any shareholder who uses it to the detriment of the fund or other shareholders. If we modify or discontinue a service affecting all shareholders, we will provide 60 days prior written notice.

You may add, change or discontinue any service by sending us your request in writing. If it has been more than 30 days since you established your account, we require a signature guarantee with your request.

o TELEPHONE AND ELECTRONIC TRANSACTIONS: Shareholders who elect telephone, automatic or electronic transactions or checkwriting bear the risk of loss for unauthorized transactions. Atlas Funds will not be liable for losses that may result from:

o Instructions communicated by telephone that we reasonably believe to be genuine,

o Transactions authorized by less than all registered owners, including joint, corporate, partnership or fiduciary accounts. If a corporate, partnership or fiduciary account requires the signature of more than one person to authorize a transaction, then you must decline the telephone exchange and redemption option on your account and submit all transaction requests in writing with all required authorized signatures. In the event a telephone or electronic transaction is requested for an account requiring two or more signatures, the signatory requirement will be deemed waived by such request and Atlas will have no responsibility in respect thereof.

o Transactions which do not require signature guarantees, or

o Transactions requested through Atlas Direct Access, our automated telephone service or the Account Access area of the website.

To safeguard your account, please keep your Direct Access and website Account Access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

For your protection and to review or clarify telephone requests, we reserve the right to record all calls. We may employ additional procedures prior to acting on telephone instructions, such as requiring you to provide a form of personal identification, in order to confirm that instructions are genuine. If we do not employ reasonable procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

Abnormal market conditions may cause heavy call volume and make it difficult for you to make a telephone transaction. If this happens, please consider mailing your transaction request, or sending it by overnight delivery.

Keeping you informed

During the year, Atlas will send you the following communications:

o CONFIRMATION STATEMENTS: Mailed after each purchase, exchange, redemption, or change in account information.

o QUARTERLY STATEMENTS: You will receive three consolidated quarterly statements and a year-end summary of your account activity.

o ANNUAL AND SEMI-ANNUAL REPORTS: Mailed approximately 60 days after June 30 and December 31.

o 1099 TAX FORM: If applicable, mailed by January 31 each year.

o ANNUAL PROSPECTUS: Mailed to shareholders in May of each year.

FINANCIAL HIGHLIGHTS

selected data for a share outstanding throughout each period

This section provides further details about the funds' financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The financial highlights below are derived from financial statements that were audited by the funds' independent registered public accounting firm, Deloitte & Touche LLP. Their full report is included in the funds' annual report. To receive a copy of the annual report, please see inside back cover.

Financial Highlights
                    selected data for a share outstanding throughout each period
--------------------------------------------------------------------------------

                                               Stock Funds
                                               -------------------------------------------------------------------------
                                               Balanced Fund
                                               -------------------------------------------------------------------------
                                                  2005           2004           2003           2002              2001
Net asset value, beginning of period.........  $    11.03     $    10.17     $     8.93     $    11.20        $    11.58
                                               ----------     ----------     ----------     ----------        ----------
INCOME FROM INVESTMENT
OPERATIONS:(2)
  Net investment income......................        0.16           0.08           0.07           0.14              0.18
  Net realized and unrealized
    gain (loss) on investments...............        0.26           0.86           1.24          (2.27)            (0.38)
                                               ----------     ----------     ----------     ----------        ----------
  Total from investment operations...........        0.42           0.94           1.31          (2.13)            (0.20)
                                               ----------     ----------     ----------     ----------        ----------
LESS DISTRIBUTIONS:
  From net investment income.................       (0.15)         (0.08)         (0.07)         (0.14)            (0.18)
  From net capital gains.....................        0.00           0.00           0.00           0.00              0.00
  In excess of realized gains................        0.00           0.00           0.00           0.00              0.00
                                               ----------     ----------     ----------     ----------        ----------
  Total distributions........................       (0.15)         (0.08)         (0.07)         (0.14)            (0.18)
                                               ----------     ----------     ----------     ----------        ----------
Net asset value, end of period...............  $    11.30     $    11.03     $    10.17     $     8.93        $    11.20
                                               ==========     ==========     ==========     ==========        ==========
Total return(1)..............................        3.85%          9.24%         14.71%        -19.07%            -1.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   48,990     $   43,746     $   31,934     $   25,258        $   42,159
  Ratio of expenses to average net assets:
    Before expense waivers and reimbursement         1.27%          1.31%          1.33%          1.35%             1.22%
    After expense waivers and reimbursement..        1.27%          1.31%          1.28%          1.31%             1.22%
  Ratio of net investment income
    to average net assets....................        1.45%          0.79%          0.74%          1.45%             1.55%
  Portfolio turnover rate....................       95.47%         95.61%         27.91%        158.81%(3)         93.38%(3)

(1) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.

(2)   Per share information was calculated based on average shares.

(3) Excludes the effect of short-term "to be announced" security transactions. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase.


      The accompanying notes are an integral part of these financial statements.


                                               ----------------------------------------------------------------------
                                               Emerging Growth Fund
                                               ----------------------------------------------------------------------

                                                  2005           2004           2003           2002           2001
Net asset value, beginning of period.........  $    15.47     $    13.40     $     8.94     $    14.09     $    14.51
                                               ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT
OPERATIONS:(2)
  Net investment income......................      (0.09)         (0.06)         (0.09)         (0.12)         (0.18)
  Net realized and unrealized
    gain (loss) on investments...............       1.00           2.13           4.55          (5.03)         (0.24)
                                              ----------     ----------     ----------     ----------     ----------
  Total from investment operations...........       0.91           2.07           4.46          (5.15)         (0.42)
                                              ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
  From net investment income.................       0.00           0.00           0.00           0.00           0.00
  From net capital gains.....................       0.00           0.00           0.00           0.00           0.00
  In excess of realized gains................       0.00           0.00           0.00           0.00           0.00
                                              ----------     ----------     ----------     ----------     ----------
  Total distributions........................       0.00           0.00           0.00           0.00           0.00
                                              ----------     ----------     ----------     ----------     ----------
Net asset value, end of period............... $    16.38     $    15.47     $    13.40     $     8.94     $    14.09
                                              ==========     ==========     ==========     ==========     ==========
Total return(1)..............................       5.88%         15.45%         49.89%        -36.55%         -2.89%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $   62,119     $   52,242     $   32,343     $   14,578     $   23,574
  Ratio of expenses to average net assets:
    Before expense waivers and reimbursement        1.45%          1.53%          1.89%          1.99%          1.67%
    After expense waivers and reimbursement..       1.45%          1.53%          1.71%          1.60%          1.66%
  Ratio of net investment income
    to average net assets....................      -0.57%         -0.46%         -0.84%         -1.20%         -1.40%
  Portfolio turnover rate....................     173.00%        197.56%        309.22%        248.05%        271.11%

                                               --------------------------------------------------------------------------
                                               Global Growth Fund
                                               --------------------------------------------------------------------------

                                                  2005            2004            2003           2002            2001
Net asset value, beginning of period.........  $     21.02     $     17.89     $     12.75    $     16.52     $     18.69
                                               -----------     -----------     -----------    -----------     -----------
INCOME FROM INVESTMENT
OPERATIONS:(2)
  Net investment income......................         0.09            0.04            0.01           0.00           (0.01)
  Net realized and unrealized
    gain (loss) on investments...............         2.65            3.14            5.13          (3.77)          (2.16)
                                               -----------     -----------     -----------    -----------     -----------
  Total from investment operations...........         2.74            3.18            5.14          (3.77)          (2.17)
                                               -----------     -----------     -----------    -----------     -----------
LESS DISTRIBUTIONS:
  From net investment income.................        (0.11)          (0.05)           0.00           0.00            0.00
  From net capital gains.....................         0.00            0.00            0.00           0.00            0.00
  In excess of realized gains................         0.00            0.00            0.00           0.00            0.00
                                               -----------     -----------     -----------    -----------     -----------
  Total distributions........................        (0.11)          (0.05)           0.00           0.00            0.00
                                               -----------     -----------     -----------    -----------     -----------
Net asset value, end of period...............  $     23.65     $     21.02     $     17.89    $     12.75     $     16.52
                                               ===========     ===========     ===========    ===========     ===========
Total return(1)..............................        13.02%          17.79%          40.31%        -22.82%         -11.61%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)            $   321,219     $   242,402     $   159,443    $    88,842     $   115,042
  Ratio of expenses to average net assets:
    Before expense waivers and reimbursement          1.31%           1.35%           1.54%          1.48%           1.40%
    After expense waivers and reimbursement..         1.31%           1.35%           1.54%          1.48%           1.40%
  Ratio of net investment income
    to average net assets....................         0.43%           0.22%           0.06%         -0.03%          -0.08%
  Portfolio turnover rate....................        27.64%          19.96%          37.67%         39.23%          43.59%

Financial Highlights
                    selected data for a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                Stock Funds
                                                -----------------------------------------------------------------------------
                                                Growth Opportunities Fund
                                                -----------------------------------------------------------------------------

                                                    2005            2004            2003              2002            2001

  Net asset value, beginning of period.......   $     22.58     $     20.60     $     16.50       $     20.17     $     23.43
                                                -----------     -----------     -----------       -----------     -----------

INCOME FROM INVESTMENT OPERATIONS:(4)
  Net investment income (loss)...............          0.01            0.06           (0.02)             0.01            0.03
  Net realized and unrealized
    gain (loss) on investments...............          1.67            1.98            4.12             (3.67)          (3.26)
                                                -----------     -----------     -----------       -----------     -----------
  Total from investment operations...........          1.68            2.04            4.10             (3.66)          (3.23)
                                                -----------     -----------     -----------       -----------     -----------

LESS DISTRIBUTIONS:
  From net investment income.................         (0.02)          (0.06)           0.00(5)          (0.01)          (0.03)
  From net capital gains.....................         (0.47)           0.00            0.00              0.00            0.00
  In excess of realized gains................          0.00            0.00            0.00              0.00            0.00
                                                -----------     -----------     -----------       -----------     -----------
  Total distributions........................         (0.49)          (0.06)           0.00             (0.01)          (0.03)
                                                -----------     -----------     -----------       -----------     -----------
Net asset value, end of period...............   $     23.77     $     22.58     $     20.60       $     16.50     $     20.17
                                                ===========     ===========     ===========       ===========     ===========
Total return(2)..............................          7.42%           9.89%          24.87%           -18.14%         -13.79%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)..........   $   423,762     $   401,119     $   354,258       $   263,675     $   365,552
  Ratio of expenses to average net assets:(3)
    Before expense waivers and reimbursement.          1.11%           1.14%           1.16%             1.12%           1.09%
    After expense waivers and reimbursement..          1.11%           1.14%           1.16%             1.12%           1.09%
  Ratio of net investment income to average
    net assets(3)............................          0.06%           0.27%          -0.11%             0.06%           0.15%
  Portfolio turnover rate....................         76.85%         101.63%         113.63%           110.13%         136.06%

(1)   Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)   Annualized when the period presented is less than one year.

(4)   Per share information was calculated based on average shares.

(5)   Dividends from net investment income are less than $0.005.

(6)   Name changed from Fund of Funds on November 30, 2005.

(7) For Independence Flagship Fund and Independence Star Spangled Fund, does not include expenses of the investment companies in which the Funds invest.

      The accompanying notes are an integral part of these financial statements.

                                               ------------------------------------------------------------------
                                               Independence Flagship Fund(6)
                                               ------------------------------------------------------------------

                                                                                                   May 1, 2002(1)
                                                                                                       through
                                                 2005             2004              2003           Dec. 31, 2002
  Net asset value, beginning of period.......  $  11.47        $    10.50        $     8.71        $        10.00
                                               --------        ----------        ----------        --------------

INCOME FROM INVESTMENT OPERATIONS:(4)
  Net investment income (loss)...............      0.15              0.10              0.10                  0.10
  Net realized and unrealized
    gain (loss) on investments...............      0.56              0.94              1.73                 (1.33)
                                               --------        ----------        ----------        --------------
  Total from investment operations...........      0.71              1.04              1.83                 (1.23)
                                               --------        ----------        ----------        --------------

LESS DISTRIBUTIONS:
  From net investment income.................     (0.16)            (0.07)            (0.04)                (0.06)
  From net capital gains.....................     (0.05)             0.00              0.00                  0.00
  In excess of realized gains................      0.00              0.00              0.00                  0.00
                                               --------        ----------        ----------        --------------
  Total distributions........................     (0.21)            (0.07)            (0.04)                (0.06)
                                               --------        ----------        ----------        --------------
Net asset value, end of period...............  $  11.97        $    11.47        $    10.50        $         8.71
                                               ========        ==========        ==========        ==============
Total return(2)..............................      6.19%             9.92%            20.97%               -12.27%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)..........  $104,620        $   65,420        $   19,990        $        2,071
  Ratio of expenses to average net assets:(3)
    Before expense waivers and reimbursement.      0.47%(7)          0.52%(7)          0.84%(7)              2.12%(7)
    After expense waivers and reimbursement..      0.47%(7)          0.52%(7)          0.73%(7)              0.85%(7)
  Ratio of net investment income to average
    net assets(3)............................      1.29%             0.93%             1.04%                 1.62%
  Portfolio turnover rate....................     12.16%            37.44%            20.58%                27.55%

                                              -------------------------------------------------------------------------------------
                                              Independence
                                              Star Spangled
                                              Fund                  S&P 500 Index Fund
                                              -------------------------------------------------------------------------------------
                                              Dec. 1, 2005(1)
                                                  through
                                               Dec. 31, 2005           2005          2004         2003         2002         2001
  Net asset value, beginning of period....... $         10.00      $      8.23   $      7.56   $     5.96   $     7.77   $     8.92
                                              ---------------      -----------   -----------   ----------   ----------   ----------

INCOME FROM INVESTMENT OPERATIONS:(4)
  Net investment income (loss)...............            0.02             0.11          0.12         0.09         0.08         0.05
  Net realized and unrealized
    gain (loss) on investments...............           (0.13)            0.25          0.66         1.56        (1.82)       (1.15)
                                              ---------------      -----------   -----------   ----------   ----------   ----------
  Total from investment operations...........           (0.11)            0.36          0.78         1.65        (1.74)       (1.10)
                                              ---------------      -----------   -----------   ----------   ----------   ----------

LESS DISTRIBUTIONS:
  From net investment income.................           (0.07)           (0.11)        (0.11)       (0.05)       (0.07)       (0.05)
  From net capital gains.....................            0.00             0.00          0.00         0.00         0.00         0.00
  In excess of realized gains................            0.00             0.00          0.00         0.00         0.00         0.00
                                              ---------------      -----------   -----------   ----------   ----------   ----------
  Total distributions........................           (0.07)           (0.11)        (0.11)       (0.05)       (0.07)       (0.05)
                                              ---------------      -----------   -----------   ----------   ----------   ----------
Net asset value, end of period............... $          9.82      $      8.48   $      8.23   $     7.56   $     5.96   $     7.77
                                              ===============      ===========   ===========   ==========   ==========   ==========
Total return(2)..............................           -1.12%            4.30%        10.37%       27.74%      -22.37%      -12.36%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).......... $           790      $   116,087   $   112,827   $   69,929   $   25,497   $   22,007
  Ratio of expenses to average net assets:(3)
    Before expense waivers and reimbursement.            5.57%(7)         0.86%         0.89%        1.09%        1.06%        1.07%
    After expense waivers and reimbursement..            0.68%(7)         0.57%         0.50%        0.50%        0.50%        0.50%
  Ratio of net investment income to average
    net assets(3)............................            2.49%            1.32%         1.57%        1.29%        1.14%        0.88%
  Portfolio turnover rate....................            0.00%             N/A           N/A          N/A          N/A          N/A

Financial Highlights
                    selected data for a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                Stock Funds
                                                ----------------------------------------------------------------------
                                                Strategic Growth Fund
                                                ----------------------------------------------------------------------

                                                   2005           2004           2003           2002           2001
  Net asset value, beginning of period ......   $    12.82     $    11.67     $     9.53     $    13.09     $    18.33
                                                ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:(5)
  Net investment income .....................        (0.06)         (0.01)         (0.05)         (0.05)         (0.02)
  Net realized and unrealized gain (loss)
    on investments ..........................         1.11           1.16           2.19          (3.51)         (5.22)
                                                ----------     ----------     ----------     ----------     ----------
  Total from investment operations ..........         1.05           1.15           2.14          (3.56)         (5.24)
                                                ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:
  From net investment income ................         0.00           0.00           0.00           0.00           0.00
  From net capital gains ....................         0.00           0.00           0.00           0.00           0.00
  In excess of realized gains ...............         0.00           0.00           0.00           0.00           0.00
  Tax return of capital distribution ........         0.00           0.00           0.00           0.00           0.00
                                                ----------     ----------     ----------     ----------     ----------
  Total distributions .......................         0.00           0.00           0.00           0.00           0.00
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ..............   $    13.87     $    12.82     $    11.67     $     9.53     $    13.09
                                                ==========     ==========     ==========     ==========     ==========

Total Return(3) .............................         8.19%          9.86%         22.46%        -27.20%        -28.59%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .........   $   84,141     $   84,319     $   77,235     $   62,507     $   97,976
  Ratio of expenses to average net assets:(4)
    Before expense waivers and reimbursement          1.28%          1.35%          1.40%          1.40%          1.26%
    After expense waivers and reimbursement .         1.28%          1.35%          1.40%          1.40%          1.26%
  Ratio of net investment income to average
    net assets(4) ...........................        -0.46%         -0.12%         -0.45%         -0.48%         -0.15%
  Portfolio turnover rate ...................        70.91%        115.49%         33.03%        101.71%        175.07%

(1)   Commencement of operations.

(2)   Effective date of registration.

(3) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(4)   Annualized when the period presented is less than one year.

(5)   Per share information was calculated based on average shares.

(6) Excludes the effect of short-term "to-be-announced" security transactions. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase.

      The accompanying notes are an integral part of these financial statements.

                                               --------------------------------------------------------------
                                               Value Fund
                                               --------------------------------------------------------------
                                                                                               May 1, 2002(1)
                                                                                                  through
                                                   2005            2004            2003        Dec. 31, 2002
  Net asset value, beginning of period ......  $     11.26     $      9.70     $      8.07     $        10.00
                                               -----------     -----------     -----------     --------------
INCOME FROM INVESTMENT OPERATIONS:(5)
  Net investment income .....................         0.07            0.07            0.11               0.07
  Net realized and unrealized gain (loss)
    on investments ..........................         1.17            1.53            1.61              (1.93)
                                               -----------     -----------     -----------     --------------
  Total from investment operations ..........         1.24            1.60            1.72              (1.86)
                                               -----------     -----------     -----------     --------------

LESS DISTRIBUTIONS:
  From net investment income ................        (0.04)          (0.04)          (0.09)             (0.07)
  From net capital gains ....................        (0.31)           0.00            0.00               0.00
  In excess of realized gains ...............         0.00            0.00            0.00               0.00
  Tax return of capital distribution ........         0.00            0.00            0.00               0.00
                                               -----------     -----------     -----------     --------------
  Total distributions .......................        (0.35)          (0.04)          (0.09)             (0.07)
                                               -----------     -----------     -----------     --------------
Net asset value, end of period ..............  $     12.15     $     11.26     $      9.70     $         8.07
                                               ===========     ===========     ===========     ==============

Total Return(3) .............................        11.04%          16.47%          21.32%            -18.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .........  $   110,986     $    37,898     $    11,798     $        6,888
  Ratio of expenses to average net assets:(4)
    Before expense waivers and reimbursement          1.33%           1.49%           1.84%              2.13%
    After expense waivers and reimbursement .         1.33%           1.40%           1.39%              1.32%
  Ratio of net investment income to average
    net assets(4) ...........................         0.55%           0.66%           1.29%              1.35%
  Portfolio turnover rate ...................        30.56%          85.38%         280.69%            247.30%

                                               Bond Funds
                                               -----------------------------------------------
                                               American Enterprise Bond Fund
                                               -----------------------------------------------
                                                                                May 1, 2003(2)
                                                                                   through
                                                  2005              2004        Dec. 31, 2003
  Net asset value, beginning of period ......  $     9.98        $    10.01     $        10.05
                                               ----------        ----------     --------------
INCOME FROM INVESTMENT OPERATIONS:(5)
  Net investment income .....................        0.40              0.33               0.20
  Net realized and unrealized gain (loss)
    on investments ..........................       (0.28)            (0.01)             (0.01)
                                               ----------        ----------     --------------
  Total from investment operations ..........        0.12              0.32               0.19
                                               ----------        ----------     --------------

LESS DISTRIBUTIONS:
  From net investment income ................       (0.41)            (0.35)             (0.23)
  From net capital gains ....................        0.00              0.00               0.00
  In excess of realized gains ...............        0.00              0.00               0.00
  Tax return of capital distribution ........        0.00              0.00               0.00
                                               ----------        ----------     --------------
  Total distributions .......................       (0.41)            (0.35)             (0.23)
                                               ----------        ----------     --------------
Net asset value, end of period ..............  $     9.69        $     9.98     $        10.01
                                               ==========        ==========     ==============

Total Return(3) .............................        1.23%             3.21%              1.87%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .........  $   52,745        $   43,307     $       20,318
  Ratio of expenses to average net assets:(4)
    Before expense waivers and reimbursement         1.05%             1.08%              1.63%
    After expense waivers and reimbursement .        0.28%             0.03%              0.00%
  Ratio of net investment income to average
    net assets(4) ...........................        4.12%             3.35%              2.96%
  Portfolio turnover rate ...................      155.08%(6)         23.34%             28.03%

Financial Highlights
                    selected data for a share outstanding throughout each period
--------------------------------------------------------------------------------

                                               Bond Funds
                                               ---------------------------------------------------------------------------

                                               California Municipal Bond Fund
                                               ---------------------------------------------------------------------------
                                                   2005            2004            2003            2002            2001
  Net asset value, beginning of period ......  $     11.63     $     11.56     $     11.52     $     11.16     $     11.27
                                               -----------     -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS:(4)
  Net investment income .....................         0.40            0.41            0.42            0.47            0.50
  Net realized and unrealized
    gain (loss) on investments ..............         0.00            0.09            0.05            0.36           (0.11)
                                               -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........         0.40            0.50            0.47            0.83            0.39
                                               -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
  From net investment income ................        (0.40)          (0.41)          (0.43)          (0.47)          (0.50)
  From net capital gains ....................        (0.01)          (0.02)           0.00            0.00            0.00
  Tax return of capital distribution ........         0.00            0.00            0.00            0.00            0.00
                                               -----------     -----------     -----------     -----------     -----------
  Total distributions .......................        (0.41)          (0.43)          (0.43)          (0.47)          (0.50)
                                               -----------     -----------     -----------     -----------     -----------
Net asset value, end of period ..............  $     11.62     $     11.63     $     11.56     $     11.52     $     11.16
                                               ===========     ===========     ===========     ===========     ===========
Total Return(2) .............................         3.50%           4.45%           4.16%           7.57%           3.51%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .........  $   485,314     $   392,965     $   333,646     $   303,195     $   246,188
  Ratio of expenses to average net assets:(3)
    Before expense waivers and reimbursement          0.93%           0.94%           0.93%           0.92%           0.92%
    After expense waivers and reimbursement .         0.93%           0.94%           0.93%           0.92%           0.92%
  Ratio of net investment income to
    average net assets(3) ...................         3.44%           3.58%           3.69%           4.15%           4.40%
  Portfolio turnover rate ...................        13.27%          10.25%           7.56%          19.79%          12.60%

(1)   Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)   Annualized when the period presented is less than one year.

(4)   Per share information was calculated based on average shares.

(5) Excludes the effect of short-term "to be announced" (TBA) security transactions. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase.

(6) For Independence Eagle Bond Fund, does not include expenses of the investment companies in which the Fund invests.

      The accompanying notes are an integral part of these financial statements.

                                               -----------------------------------------------------------------------------------
                                               Independence
                                               Eagle Bond
                                               Fund                National Municipal Bond Fund
                                               -----------------------------------------------------------------------------------
                                               Dec. 1, 2005(1)
                                                  through
                                               Dec. 31, 2005          2005         2004         2003         2002         2001
  Net asset value, beginning of period ......  $         10.00     $     11.85  $     11.78  $     11.66  $     11.16  $     11.13
                                               ---------------     -----------  -----------  -----------  -----------  -----------

INCOME FROM INVESTMENT OPERATIONS:(4)
  Net investment income .....................             0.11            0.40         0.43         0.42         0.47         0.50
  Net realized and unrealized
    gain (loss) on investments ..............            (0.02)          (0.01)        0.07         0.12         0.49         0.03
                                               ---------------     -----------  -----------  -----------  -----------  -----------
  Total from investment operations ..........             0.09            0.39         0.50         0.54         0.96         0.53
                                               ---------------     -----------  -----------  -----------  -----------  -----------

LESS DISTRIBUTIONS:
  From net investment income ................            (0.09)          (0.40)       (0.43)       (0.42)       (0.46)       (0.50)
  From net capital gains ....................             0.00           (0.04)        0.00         0.00         0.00         0.00
  Tax return of capital distribution ........             0.00            0.00         0.00         0.00         0.00         0.00
                                               ---------------     -----------  -----------  -----------  -----------  -----------
  Total distributions .......................            (0.09)          (0.44)       (0.43)       (0.42)       (0.46)       (0.50)
                                               ---------------     -----------  -----------  -----------  -----------  -----------
Net asset value, end of period ..............  $         10.00     $     11.80  $     11.85  $     11.78  $     11.66  $     11.16
                                               ===============     ===========  ===========  ===========  ===========  ===========
Total Return(2) .............................             0.92%           3.37%        4.36%        4.73%        8.81%        4.79%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .........  $           947     $   158,164  $   117,742  $   104,114  $    90,809  $    67,991
  Ratio of expenses to average net assets:(3)
    Before expense waivers and reimbursement              4.26%(6)        0.98%        0.99%        0.98%        0.97%        0.97%
    After expense waivers and reimbursement .             0.68%(6)        0.98%        0.99%        0.98%        0.97%        0.97%
  Ratio of net investment income to
    average net assets(3) ...................            12.76%           3.40%        3.68%        3.62%        4.08%        4.44%
  Portfolio turnover rate ...................             0.00%          32.64%       15.26%       18.88%       22.27%       32.81%

                                               ---------------------------------------------------------------------------------
                                               Strategic Income Fund
                                               ---------------------------------------------------------------------------------
                                                   2005             2004             2003              2002              2001
  Net asset value, beginning of period ......  $      4.69      $      4.55      $      4.14       $      4.20       $      4.37
                                               -----------      -----------      -----------       -----------       -----------

INCOME FROM INVESTMENT OPERATIONS:(4)
  Net investment income .....................         0.23             0.20             0.20              0.29              0.36
  Net realized and unrealized
    gain (loss) on investments ..............        (0.12)            0.18             0.45             (0.04)            (0.17)
                                               -----------      -----------      -----------       -----------       -----------
  Total from investment operations ..........         0.11             0.38             0.65              0.25              0.19
                                               -----------      -----------      -----------       -----------       -----------

LESS DISTRIBUTIONS:
  From net investment income ................        (0.29)           (0.24)           (0.24)            (0.31)            (0.35)
  From net capital gains ....................         0.00             0.00             0.00              0.00              0.00
  Tax return of capital distribution ........         0.00             0.00             0.00              0.00             (0.01)
                                               -----------      -----------      -----------       -----------       -----------
  Total distributions .......................        (0.29)           (0.24)           (0.24)            (0.31)            (0.36)
                                               -----------      -----------      -----------       -----------       -----------
Net asset value, end of period ..............  $      4.51      $      4.69      $      4.55       $      4.14       $      4.20
                                               ===========      ===========      ===========       ===========       ===========
Total Return(2) .............................         2.34%            8.73%           16.10%             6.31%             4.45%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .........  $   319,453      $   291,672      $   262,386       $   128,423       $   102,923
  Ratio of expenses to average net assets:(3)
    Before expense waivers and reimbursement          1.23%            1.24%            1.30%             1.30%             1.31%
    After expense waivers and reimbursement .         1.23%            1.24%            1.30%             1.30%             1.31%
  Ratio of net investment income to
    average net assets(3) ...................         4.91%            4.41%            4.53%             6.90%             8.31%
  Portfolio turnover rate ...................        88.58%(5)        97.55%(5)       140.55%(5)         85.26%(5)        114.66%(5)

Financial Highlights
                    selected data for a share outstanding throughout each period
--------------------------------------------------------------------------------

                                               Bond Funds
                                               ------------------------------------------------------------------------------
                                               U.S. Government and Mortgage Securities Fund
                                               ------------------------------------------------------------------------------

                                                   2005               2004            2003            2002            2001
  Net asset value, beginning of period ......  $     10.14        $     10.24     $     10.45     $     10.10     $      9.95
                                               -----------        -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS:(4)
  Net investment income .....................         0.40               0.26            0.32            0.50            0.56
  Net realized and unrealized gain (loss)
    on investments ..........................        (0.20)             (0.09)          (0.21)           0.36            0.16
                                               -----------        -----------     -----------     -----------     -----------
  Total from investment operations ..........         0.20               0.17            0.11            0.86            0.72
                                               -----------        -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
  From net investment income ................        (0.42)             (0.27)          (0.32)          (0.51)          (0.57)
                                               -----------        -----------     -----------     -----------     -----------
  Total distributions .......................        (0.42)             (0.27)          (0.32)          (0.51)          (0.57)
                                               -----------        -----------     -----------     -----------     -----------
Net asset value, end of period ..............  $      9.92        $     10.14     $     10.24     $     10.45     $     10.10
                                               ===========        ===========     ===========     ===========     ===========
Total return(2) .............................         2.04%              1.72%           1.07%           8.69%           7.39%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .........  $   243,399        $   292,453     $   361,498     $   501,248     $   317,583
  Ratio of expenses to average net assets:(3)
  Before expense waivers and reimbursement ..         1.05%              1.04%           1.02%           1.00%           1.03%
  After expense waivers and reimbursement ...         1.05%              1.04%           1.02%           1.00%           1.03%
  Ratio of net investment income
    to average net assets(3) ................         3.95%              2.60%           3.11%           4.85%           5.53%
  Portfolio turnover rate ...................       142.61%(5)          15.11%          43.71%          30.49%          19.75%

(1)   Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)   Annualized when the period presented is less than one year.

(4)   Per share information was calculated based on average shares.

(5) Excludes the effect of short-term "to-be-announced" security transactions. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which generally occurs 15 to 45 days subsequent to purchase.

      The accompanying notes are an integral part of these financial statements.

                                               Money Funds
                                               ---------------------------------------------------------------------------
                                               California Municipal Money Fund
                                               ---------------------------------------------------------------------------

                                                   2005            2004            2003            2002            2001
  Net asset value, beginning of period ......  $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                               -----------     -----------     -----------     -----------     -----------

INCOME FROM INVESTMENT OPERATIONS:(4)
  Net investment income .....................        0.018           0.006           0.004           0.009           0.019
  Net realized and unrealized gain (loss)
    on investments ..........................        0.000           0.000           0.000           0.000           0.000
                                               -----------     -----------     -----------     -----------     -----------
  Total from investment operations ..........        0.018           0.006           0.004           0.009           0.019
                                               -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS:
  From net investment income ................       (0.018)         (0.006)         (0.004)         (0.009)         (0.019)
                                               -----------     -----------     -----------     -----------     -----------
  Total distributions .......................       (0.018)         (0.006)         (0.004)         (0.009)         (0.019)
                                               -----------     -----------     -----------     -----------     -----------
Net asset value, end of period ..............  $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                               ===========     ===========     ===========     ===========     ===========
Total return(2) .............................         1.80%           0.59%           0.45%           0.86%           1.93%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .........  $    49,274     $    36,345     $    25,400     $    36,099     $    39,266
  Ratio of expenses to average net assets:(3)
  Before expense waivers and reimbursement ..         0.92%           0.95%           0.97%           0.91%           0.90%
  After expense waivers and reimbursement ...         0.59%           0.60%           0.60%           0.59%           0.61%
  Ratio of net investment income
    to average net assets(3) ................         1.81%           0.62%           0.46%           0.85%           1.92%
  Portfolio turnover rate ...................           --              --              --              --              --

                                               ----------------------------------------------------------------
                                               Money Market Fund
                                               ----------------------------------------------------------------
                                                                                               March 4, 2002(1)
                                                                                                   through
                                                   2005            2004            2003         Dec. 31, 2002
  Net asset value, beginning of period ......  $      1.00     $      1.00     $      1.00     $           1.00
                                               -----------     -----------     -----------     ----------------

INCOME FROM INVESTMENT OPERATIONS:(4)
  Net investment income .....................        0.027           0.011           0.012                0.014
  Net realized and unrealized gain (loss)
    on investments ..........................        0.000           0.000           0.000                0.000
                                               -----------     -----------     -----------     ----------------
  Total from investment operations ..........        0.027           0.011           0.012                0.014
                                               -----------     -----------     -----------     ----------------

LESS DISTRIBUTIONS:
  From net investment income ................       (0.027)         (0.011)         (0.012)              (0.014)
                                               -----------     -----------     -----------     ----------------
  Total distributions .......................       (0.027)         (0.011)         (0.012)              (0.014)
                                               -----------     -----------     -----------     ----------------
Net asset value, end of period ..............  $      1.00     $      1.00     $      1.00     $           1.00
                                               ===========     ===========     ===========     ================
Total return(2) .............................         2.73%           1.06%           1.21%                1.45%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's) .........  $   117,047     $    56,480     $    47,486     $         18,376
  Ratio of expenses to average net assets:(3)
  Before expense waivers and reimbursement ..         0.96%           0.95%           1.04%                1.27%
  After expense waivers and reimbursement ...         0.58%           0.32%           0.00%                0.00%
  Ratio of net investment income
    to average net assets(3) ................         2.79%           1.06%           1.17%                1.71%
  Portfolio turnover rate ...................           --              --              --                   --

APPENDIX: DESCRIPTION OF RATINGS
In general, the ratings of Moody's Investors Services, Inc., S&P Corporation, and other nationally recognized rating organizations represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized that these ratings are relative and subjective and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields, while other bonds of the same maturity and coupon with different ratings may have the same yield.

These ratings will be used by the Atlas Funds as initial criteria for selection of portfolio securities, but the funds will also rely upon the independent advice of the adviser and subadvisers, if any, to evaluate potential investments.

After purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of these securities, but the Adviser will consider rating changes in determining whether the fund should continue to hold them. If a rating given by Moody's or S&P changes as a result of changes in these organizations or their rating systems, the funds will attempt to use comparable ratings as standards for their investments. Fund investments will be made and reviewed in accordance with the investment policies contained in this prospectus and in the Statement of Additional Information.

Moody's Investors Services, Inc.

Moody's describes its ratings for debt securities as follows:

Bonds

AAA. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, changes that can be anticipated are not likely to impair the fundamentally strong position of these issues.

AA. Bonds rated Aa are judged by all standards to be of high quality. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities. Fluctuation of protective elements may be of greater magnitude, or there may be other factors present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Elements giving security to principal and interest are considered adequate, but factors may be present which suggest a susceptibility to impairment at some time in the future.

BAA. Bonds rated Baa are considered to be medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative elements as well.

BA. Bonds rated Ba are judged to have speculative characteristics. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be only moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B. Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over a long period of time may be small.

CAA. Bonds rated Caa are of poor standing. These issues may be in default, or there may be some danger with respect to principal or interest payments.

CA. Bonds rated Ca represent obligations which are highly speculative. These issues are often in default or have other significant shortcomings.

C. Bonds rated C are the lowest rated class of bonds. These issues have extremely poor prospects of ever attaining any real investment standing.

Notes and variable rate obligations

MIG 1/VMIG 1. The MIG 1 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes best quality. There is strong protection from established cash flows, superior liquidity, or demonstrated broad-based access to the market for refinancings.

MIG 2/VMIG 2. The MIG 2 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

Commercial paper

PRIME-1. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o     Leading market positions in well-established industries.

o     High rates of return on funds employed.

o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P CORPORATION

S&P Corporation describes its ratings for debt securities as follows:

Bonds

AAA. Bonds rated AAA have the highest rating assigned by S&P Corporation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal. They differ from the higher rated issues only by a small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal. They are somewhat more susceptible to adverse changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are thought to have an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to weaken capacity to pay interest and repay principal than bonds in higher rated categories.

BB, B, CCC AND CC. Bonds rated BB, B, CCC and CC are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest. While bonds with these ratings are likely to have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

C AND D. The rating C is reserved for income bonds on which no interest is being paid. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Notes

SP-1. The SP-1 rating denotes a strong or very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. The SP-2 rating denotes a satisfactory capacity to pay principal and interest.

Commercial paper

A-1. The A-1 designation indicates a very strong degree of safety regarding timely payment. Issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2. The A-2 designation indicates a strong capacity for timely payment. However, the relative degree of safety is not as high as for issues designated A-1.

               THE INVESTMENTS YOU WANT FROM THE PEOPLE YOU TRUST.

                                   ATLAS FUNDS
                                794 DAVIS STREET
                              SAN LEANDRO, CA 94577

                        1-800-933-ATLAS (1-800-933-2852)
                               www.atlasfunds.com
                               ------------------

                                  ** GRAPHIC **


HOW TO OBTAIN MORE INFORMATION ABOUT ATLAS FUNDS.

You can find more information about the Atlas Funds' investment policies in the SAI, which is incorporated by reference in this prospectus (legally considered part of this prospectus). The SAI is available free of charge.

You can find further information about Atlas Funds in our annual and semi-annual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal year.

To request a copy of the Atlas Funds' SAI or copies of the most recent annual or semi-annual report, please call us toll-free at 1-800-933-ATLAS (1-800-933-2852). If you have access to the Internet, you can also find the SAI at the SEC's Web site at www.sec.gov. Copies of the SAI and the most recent annual or semi-annual report are available on Atlas Funds' website. For additional information about Atlas Funds or for shareholder account inquiries or complaints, call or write to us at:

Atlas Funds
794 Davis Street
San Leandro, CA 94577
1-800-933-ATLAS
(1-800-933-2852)

[back panel]

Information about Atlas Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the same information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC FILE NO. 811-5485

                                   ATLAS FUNDS

                            -------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                            -------------------------


                                794 DAVIS STREET
                          SAN LEANDRO, CALIFORNIA 94577
                        1-800-933-ATLAS (1-800-933-2852)


                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2006

      This Statement of Additional Information ("SAI"), which may be amended from time to time, concerning Atlas Funds (the "Trust") is not a Prospectus for the Trust. This Statement supplements the Prospectus dated April 30, 2006 and investors should read it in conjunction with that Prospectus. The Trust's audited financial statements and financial highlights appearing in the 2005 Annual Report to Shareholders are incorporated by reference into this Statement. A copy of the Prospectus, which may be amended from time to time, and Annual Report are available without charge by writing or calling the Trust at the address or telephone number printed above.

                                TABLE OF CONTENTS


                                                                            PAGE
Fund History .............................................................    1
Description of the Funds and Their Investments and  Risks ................    1
Fundamental Investment Restrictions ......................................   35
Portfolio Turnover .......................................................   40
Management of the Trust ..................................................   41
Control Persons and Principal Holders of Securities ......................   46
Investment Advisory and Other Services ...................................   48
Brokerage Allocation and Other Practices .................................   65
Capital Stock and Other Securities .......................................   70
Purchase, Redemption and Pricing of Shares ...............................   71
Other Investment and Redemption Services .................................   74
Taxation of the Funds ....................................................   74
Financial Statements .....................................................   80
Appendix A- Industry Classifications .....................................  A-1
Appendix B-Proxy Voting Procedures .......................................  B-1

                                  FUND HISTORY

      The Atlas Funds (the "Funds") were first registered on November 19, 1987 as a Maryland Corporation under the name "Golden West Investment Company, Inc." On January 10, 1990, the U.S. Securities and Exchange Commission ("SEC") declared effective the first five separate series of shares for public offering. On December 21, 1991, it changed its name to "Atlas Assets, Inc." On February 27, 2004, the Funds reorganized into a Delaware Statutory Trust and changed its name to its current name "Atlas Funds."

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

      The Trust is an open-end, management investment company. The investment objectives and policies of each of the Funds are described in the Prospectus. Supplemental information about those policies is set forth below. Certain capitalized terms used in this Statement are defined in the Prospectus. The S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the S&P 500 Index Master Portfolio ("Master Portfolio") of Master Investment Portfolio ("Master Portfolio Trust"). References to the investments and investment policies of the S&P 500 Index Fund, unless otherwise indicated, should be understood as references to the investments and investment policies of the Master Portfolio.


      Each Fund, with the exception of the Independence Eagle Bond Fund, the Independence Flagship Fund, the Independence Star Spangled Fund (the "Atlas Independence Portfolios"), the California Municipal Money Fund and the California Municipal Bond Fund (the "California Funds"), is "diversified." This means that, with respect to at least 75% of a Fund's total assets, it will limit its purchases of the securities of a single issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other registered investment companies) to no more than 5% of total assets and no more than 10% of the issuer's outstanding voting securities.



      The Atlas Independence Portfolios and the California Funds are classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act") due to the limited number of securities available to meet their investment objectives. This means they are not limited in the proportion of their respective assets that may be invested in the obligations of a single issue or issuer. Each of these funds will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned by each Fund to each investor. These Funds may assume large positions in the obligations of a small number of issuers which may cause the Fund's share price to fluctuate to a greater extent than share prices of funds holding more diversified portfolios.


INVESTMENT RISKS - STRATEGIC INCOME FUND.

      With the exception of U.S. Government Securities, the debt securities the Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset value. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

SPECIAL RISKS -JUNK BONDS.


      In seeking high current income, the Strategic Income Fund may invest in higher-yielding, lower-rated debt securities ("junk bonds"). There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. The American Enterprise Bond, Global Growth, and Emerging Growth Funds may also invest in lower-rated securities, but to a much more limited extent. The remaining stock and bond funds may invest only in "investment grade" debt securities within the four highest rating quality grades such as Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB), or their equivalent, at the time of purchase. Lower-rated debt securities are those rated below investment grade, such as debt securities that have a rating lower than "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"). These securities may be rated as low as "C" or "D" or may be in default at the time of purchase. The portfolio managers do not rely solely on ratings of securities by rating agencies when selecting investments for a Fund, but evaluate other economic and business factors as well. The Funds may invest in unrated securities that the portfolio managers believe offer yields and risks comparable to rated securities.


      These risks mean that a Fund may not achieve the expected income from lower-grade securities, and that a Fund's net asset value per share may be affected by declines in value of these securities. The Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced.

      Risks of high yield securities may include:

      limited liquidity and secondary market support;

      substantial market price volatility resulting from changes in prevailing interest rates;

      subordination to the prior claims of banks and other senior lenders;

      the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause a Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities;

      the possibility that earnings of the issuer may be insufficient to meet its debt service; and

      the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

      As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

DERIVATIVE INVESTMENTS.


      The Strategic Income Fund, the American Enterprise Bond Fund, the S&P 500 Index Fund, and the Emerging Growth Fund invest in a number of different kinds of derivative investments. The Funds may use some types of derivatives for hedging or diversification purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency.


      In addition to the risk that the company issuing the instrument might not pay the amount due on the maturity of the instrument, there is also the risk that the underlying investment or security might not perform the way the portfolio manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a Fund will realize less income than expected from its investments, which will affect the Fund's share price. Certain derivative investments held by a Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited.

      One type of derivative the Funds may invest in is an "index-linked" or "commodity-linked" note. Principal and/or interest payments on such a note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment a Fund may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

      Other derivative investments the Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case, there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected). The Funds are not restricted to investing in the derivative investments described in the foregoing paragraphs, and may invest in other derivative investments as they become available.

      The S&P 500 Index Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the S&P 500 Index Fund: (ii) the purchase of a futures contract when the S&P 500 Index Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the S&P 500 Index Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the S&P 500 Index Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

U.S. GOVERNMENT AND MORTGAGE SECURITIES.

      The U.S. Government and Mortgage Securities Fund invests substantially in mortgage-backed securities issued by FNMA, GNMA and FHLMC. Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages. Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.

      If interest rates decline, these prepayments tend to increase due to refinancing of mortgages. Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages. Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be. The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment. Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will result in some loss to the extent of the premium. Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.

      Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States. FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency. The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.


"STRIPPED" MORTGAGE-RELATED SECURITIES.



      The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund and the Strategic Income Fund may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. These Funds may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

TREASURY INFLATION-PROTECTION SECURITIES.

      The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund and the Strategic Income Fund can buy U.S. Treasury securities, called "TIPS," that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

REPURCHASE AGREEMENTS.

      Each Fund may engage in repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Funds' holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be monitored by Atlas Advisers, Inc. (the "Adviser") or by a Fund's Sub-Adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.

      A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. The Adviser, or the Sub-Adviser if applicable, acting under the supervision of the Board of Trustees, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act. Investments by the Municipal Funds in repurchase agreements, if any, are limited by the restrictions on those Funds' investment in taxable instruments.

EXCHANGE TRADED FUNDS.


      The Funds, except the Atlas Independence Portfolios, may purchase shares of exchange-traded funds ("ETFs"), which are typically open-end investment companies or unit investment trusts, listed on a stock exchange. Typically, the Funds would purchase ETF shares as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the ETF's portfolio at times when the Funds may not be able to buy those portfolio securities directly. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Because most ETFs are investment companies, a Fund's purchase of ETF shares generally are subject to the 3/5/10% limitations described in the "Investment Companies" section of this SAI.

      An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

REVERSE REPURCHASE AGREEMENTS.


      The Strategic Growth, Global Growth, and all of the Bond Funds may engage in reverse repurchase agreements, which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements. Under the 1940 Act, these agreements are considered borrowings by the Funds and are subject to the percentage limitations on borrowings and the same types of risks as described below under "Borrowing."


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

      In order to secure yields or prices deemed advantageous at the time, all Funds may purchase or sell securities on a "when-issued" or "delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

      At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

      Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

      When a Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. A Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount equal to the amount of its when-issued or firm commitment obligation. A Fund will limit these transactions to a value of no more than one-third of its assets.

    When-issued transactions and forward commitments allow a Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

DOLLAR REVERSE REPURCHASE AND REVERSE DOLLAR REVERSE REPURCHASE AGREEMENTS (DOLLAR-ROLLS).

      The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund, the Strategic Income Fund and the Balanced Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by a Fund of securities that are substantially similar to those sold or purchased by that Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or Government Sponsored Enterprise, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements are subject to the same risks and restrictions as described above with respect to reverse repurchase agreements. Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

OPTIONS ON SECURITIES, INDICES AND CURRENCIES (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THE FOLLOWING OPTIONS).

1. PURCHASING PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES.

      By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security or currency to the writer of the option at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

      A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security or currency at the strike price. The Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

      Put options may be used by a Fund to hedge against losses on sales of securities. If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. At the same time, because the maximum the Fund has at risk is option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

      A Fund may also purchase options whether or not it holds such securities in its portfolio. Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security or currency at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell. At the same time, the Fund can expect to suffer a loss if security or currency prices do not rise sufficiently to offset the cost of the option.

2. WRITING PUT AND CALL OPTIONS ON SECURITIES.

      When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

      A Fund may write a put option as an alternative to purchasing a security. If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received. If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If the security's price falls, the Fund would expect to suffer a loss. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

      Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.

      A Fund will only sell "covered" options where it owns an offsetting position or maintains cash or liquid securities with a sufficient value to meet its obligations. There is no limit on the amount of covered call options a Bond or Stock Fund may sell, but it may sell covered put options only to the extent that the cover does not exceed 25% of a Fund's net assets.

3. SECURITIES INDEX OPTION TRANSACTIONS.

      A Fund may buy or sell a securities index option at a fixed price. No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500 Composite Stock Price Index. Some index options are based on narrower industry averages or market segments.

      The Trust expects that a Fund's options transactions will normally involve broad-based indices, though it is not limited to these indices. Since the value of index options depends primarily on the value of their underlying indexes, the performance of broad-based indices will generally reflect broad changes in securities prices. A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund. In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index options positions. Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

4. COMBINED OPTION POSITIONS.

      A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5. RISKS OF TRANSACTIONS IN OPTIONS.

      An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund. For some options no secondary market on an exchange may exist at all. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent sale of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivered the underlying security upon exercise.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

      In addition, options on indices are subject to certain risks that are not present with other options. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument. In addition, index prices may be distorted or interrupted if trading of certain instruments included in the index is interrupted. If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, may be unable to exercise an option being held, which could result in substantial losses to a Fund. However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

      The eligible Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options. Unlike listed option positions, positions in over-the-counter options may be closed out only with the other party to the options transaction. Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options. The eligible Funds will enter into unlisted option transactions only with securities dealers which the Adviser or a Sub-Adviser believes to be of high credit standing and to maintain a liquid market for such options. Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.


1. INTEREST RATE FUTURES TRANSACTIONS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THESE TRANSACTIONS) AND CURRENCY FUTURES TRANSACTIONS (ALL STOCK FUNDS AND THE STRATEGIC INCOME FUND ARE ELIGIBLE TO USE THESE TRANSACTIONS) .

      The Bond and Stock Funds may purchase or sell interest rate futures contracts and the Stock Funds and the Strategic Income Fund may purchase or sell currency futures contracts in hedging transactions. When a Fund purchases a futures contract, it agrees to purchase the underlying instrument or currency at a specified future date and price. When a Fund sells a futures contract, it agrees to sell the underlying instrument or currency at a specified future date and price.


      No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.


      Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities (or currencies in the case of Stock Funds and the Strategic Income Fund) underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. These daily payments to account for valuation changes are a process known as "marking-to-market." If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The party that has a gain may be entitled to receive all or a part of this amount. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.


      Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's investment limitation. In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser, or Sub-Adviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

      The purpose of the acquisition or sale of a futures contract by an eligible Fund is to protect that Fund from fluctuations in rates on securities or currencies without actually buying or selling the securities or currencies. The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate -- but not totally offset - the decline in the value of the portfolio. The value of all futures contracts sold by a Fund will not exceed 25% (50% in the case of the Strategic Income Fund, the American Enterprise Bond Fund and the U.S. Government and Mortgage Securities Fund) of its net asset value.


2. STOCK INDEX FUTURES CONTRACTS (ALL STOCK FUNDS AND THE STRATEGIC INCOME FUND ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

      When a Fund purchases a stock index futures contract, it agrees to purchase the underlying index at a specified future date and price. When a Fund sells a stock index futures contract, it agrees to sell the underlying index at a specified future date and price.

      The majority of stock index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss. If a Fund holds a stock index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.

      A Fund may purchase stock index futures contracts in an attempt to remain fully invested in the securities market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase stock index futures contract in order to participate in changes in stock prices. A Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

      When a Fund wishes to sell securities, it may sell stock index futures contracts to hedge against securities market declines until the sale can be completed. For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

3. OPTIONS ON FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS.


      An option on a futures contract is an agreement to buy or sell the futures contract. Exercise of the option results in ownership of a position in the futures contract. Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a FCM as described above with respect to futures contracts. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

4. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES.

      There are risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Adviser, or Sub-Adviser if applicable, to forecast movements in the direction of interest rates. These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds. In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

      As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities in which the Fund invests. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

      Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

      Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

      Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise. In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid. The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

5. LIMITATIONS ON TRANSACTIONS IN FUTURES AND OPTIONS ON FUTURES.

      The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Trust does not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.


      The Trust's policies regarding futures contracts and options as discussed above are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies.


ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.

      A Fund eligible to participate in futures and options will not use leverage in its options and futures strategies. In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

      A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

SWAPS

1. INTEREST RATE SWAPS.

      Each Bond Fund may engage in interest rate swaps. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

2. SWAP OPTIONS.

      Each Bond Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the prespecified date) or American-style (exercisable during a designated period). The buyer of the right to pay fixed rate payments pursuant to a swap option is said to own a put. The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.

3. CAPS AND FLOORS.

      Each Bond Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.

4. CREDIT DEFAULT SWAP TRANSACTIONS

      Each Bond Fund may enter into credit default swap transactions to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. As the purchaser in such a transaction, the Fund makes a periodic stream of payments to a counterparty over the term of the contract, provided that no default occurs on a referenced debt obligation of a U.S. or foreign issuer. In the event of a default on the obligation by the issuer, the counterparty would be required to pay to the Fund the par (or other agreed-upon value) of the referenced debt obligation. The Fund may also act as the seller in such a transaction, in which case it would function as the counterparty referred to above.


      Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. A Fund entering into these transactions records an increase or decrease to interest income in the amount due to or owed by the Fund at termination or settlement. The Fund acts as a purchaser in credit default swap transactions only with respect to corporate obligations it owns or, in the case of sovereign debt of a foreign country, either the reference obligation, any sovereign debt of the issuing foreign country, or sovereign debt of any other country that the Sub-Adviser determines is closely correlated as an inexact bona fide hedge.

5. RISKS ASSOCIATED WITH SWAPS


      The risks associated with swaps, and interest rate caps and floors are similar to those described previously with respect to over-the-counter options. In connection with such transactions, the Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous. Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

SMALL, UNSEASONED COMPANIES.


      Each Stock Fund may invest in securities of small, unseasoned companies. In view of their limited liquidity and price volatility, each Stock Fund, other than the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors that have operated less than three years. The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets. The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.


CONVERTIBLE SECURITIES.

      Each Stock Fund (other than the S&P 500 Index Fund) and the Strategic Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks. These securities are generally convertible into shares of common stock at a stated price or rate. The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.

WARRANTS.

      Each Stock Fund and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Those prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES.


      The American Enterprise Bond Fund, the Strategic Income Fund and each Stock Fund (other than the S&P 500 Index Fund) may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States. These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad. The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Global Growth Fund and the Emerging Growth Fund, will invest in excess of 15% of its assets in foreign securities. The Global Growth Fund normally invests a substantial portion of its assets in foreign securities. The Emerging Growth Fund may invest up to 25% of its assets in foreign securities.

      Foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

      Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

      Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:


      o     reduction of income by foreign taxes;


      o fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

      o     transaction charges for currency exchange;

      o     lack of public information about foreign issuers;

      o lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

      o     less volume on foreign exchanges than on U.S. exchanges;

      o greater volatility and less liquidity on foreign markets than in the U.S.;

      o less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

      o     greater difficulties in commencing lawsuits against foreign issuers;

      o higher brokerage commission rates and custodial costs than in the U.S.;

      o increased risks of delays in settlement of portfolio transactions or loss of certificates of portfolio securities;

      o possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

      o     differences between the U.S. economy and foreign economies.

      In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be reimposed.

      Foreign securities that a Fund may purchase include securities issued by issuers in undeveloped or emerging markets. Such investments involve added risks, including less developed legal and economic structures, less stable political systems, illiquid securities markets, and greater volatility of prices.

      The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.


PASSIVE FOREIGN INVESTMENT COMPANY.

      Some securities of corporations domiciled outside the U.S. which a Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRC ss.954.

      Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that a Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds make every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of a Fund's minimum percentage requirement of limitations of investing in foreign securities.

      Subject to the limits under the 1940 Act, a Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to varying countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

      In addition to bearing their proportionate share of a fund's expenses (management fees and operation expenses), shareholders will also indirectly bear similar expenses of such entities.

DEBT SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES.

      The Strategic Income Fund, the American Enterprise Bond Fund and the S&P 500 Index Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Strategic Income Fund and the American Enterprise Bond Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

      The percentage of the Strategic Income Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Strategic Income Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, neither Fund is restricted in the amount of its assets it may invest in foreign countries or in any single country and has no limitations on the maturity or capitalization of the issuer of the foreign debt securities in which it invests.

      The Strategic Income Fund and the American Enterprise Bond Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Strategic Income Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components:


      o     any collateralized repayment of principal at final maturity;

      o     the collateralized interest payments;


      o     the uncollateralized interest payments; and

      o any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).


      In the event of a default with respect to collateralized Brady Bond as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

      The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS.


      Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of each Stock Fund, the American Enterprise Bond Fund and the Strategic Income Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract) or through the purchase and sale of futures contracts and exchange listed put and call options on currencies. It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not intend to speculate in foreign currency exchange rates or forward contracts.


      A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

      When the Adviser, or a Fund's Sub-Adviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency (or a correlated currency held by the fund through "cross-hedging" as explained below) in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, the Trust believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

      A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      It is impossible to forecast with precision the market value of securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

      Each Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Adviser or Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

      Each Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or Sub-Adviser. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

      The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a forward contract. In addition, forward contracts and the value of securities used to cover such contracts may be considered illiquid assets for purposes of the investment restriction applicable to illiquid investments.

LOANS OF PORTFOLIO SECURITIES.


      Each Fund may lend its portfolio securities to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit U.S. Government securities or other high-quality debt obligations. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Trust, the Adviser or a Fund's Sub-Adviser. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. A Fund will limit these transactions to a value of loaned securities of no more than 25% of its assets.


BORROWING.

      From time to time, the Global Growth Fund, Strategic Income Fund and the Strategic Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds. This speculative technique is known as leverage. Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case. These Funds do not contemplate using leverage in the next year, but if they do, it will not likely be to a substantial degree.

ILLIQUID AND RESTRICTED SECURITIES.

      The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A) may be negotiated by a Fund at the time such securities are purchased by the Fund. When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund would bear the risks of any downward price fluctuation during that period. A Stock Fund also may acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.

ZERO COUPON SECURITIES.

      The Bond and Stock Funds, other than the S&P 500 Index Fund, may invest in zero coupon securities issued by the U.S. Treasury or by corporations. The Municipal Bond Funds may invest in zero coupon securities issued by municipalities. Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons. Corporate and municipal zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such zero coupon securities, in addition to being subject to the risks identified below are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

      Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. A Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.

DEBT SECURITIES OF U.S. COMPANIES.

      The Funds' investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) together with preferred stocks.

      The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by a Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, that Fund would realize a loss (or gain) in market value; the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.

PREFERRED STOCKS.

      Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

PARTICIPATION INTERESTS.


      The Strategic Income Fund and the American Enterprise Bond Fund may invest in participation interests, subject to the limitation on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Fund's Adviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness. These same standards apply to participation interests in loans to foreign companies.

ASSET-BACKED SECURITIES.

      These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

SHORT SALES AGAINST-THE-BOX.

      In such short sales, while the short position is open, a Stock Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. No more than 15% of a Fund's net assets will be held as collateral for such short sales at any one time.

MUNICIPAL OBLIGATIONS.


      Municipal securities will be purchased by the California Municipal Bond Fund, the National Municipal Bond Fund and the California Municipal Money Fund ("the Municipal Funds"). Such obligations are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Taxes" below.


      Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

      The municipal bond market tends to be less well developed or liquid than many other securities markets, which may adversely affect the Municipal Fund's ability to sell such municipal bonds at attractive prices or near their perceived value. In such a market, the value of such securities may be volatile.


      The two principal classifications of municipal obligations are general obligation and limited obligation (or revenue) bonds. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations, both within and between the two principal classifications.

      Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

      The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

MUNICIPAL NOTES.


      Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. The portfolio of the California Municipal Money Fund will consist primarily of these short-term obligations. Municipal notes of municipal issuers include:


      Tax Anticipation Notes are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as income, sales, use and business taxes, and are payable from these specific future taxes.

      Revenue Anticipation Notes are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

      Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.

MUNICIPAL COMMERCIAL PAPER.

      Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of Municipal notes to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS.


      The Funds may purchase variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate or some other standard. The interest rate on a variable rate demand note is also based on a state prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Adviser may determine that an unrated floating rate or variable rate demand obligation meets a Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issue must provide a specified number of days' notice to the holder.

INVERSE FLOATERS.

      The Funds can invest in a type of variable rate instrument known as an "inverse floater." These pay interest at rates that vary as the rates on bonds change. However, the rates of interest on inverse floaters move in the opposite direction of yields on other bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile.

      Inverse floaters may offer relatively high current income, reflecting the spread between short- and long-term interest rates. As long as the yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shift upwards, an inverse floater will lose value more quickly than a conventional long-term bond. A Fund will invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.


      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try and maintain a high current yield for a Fund when a Fund has invested in inverse floaters that expose a Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of a Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, a Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which purchased for additional cost) will not provide additional cash flows and will expire worthless. Inverse Floaters are a form of derivative investment.

INSURANCE.

      The Municipal Funds will invest in varying amounts, in municipal securities covered by insurance guaranteeing the scheduled payment of principal and interest thereon. A Fund will receive payments of insurance for any installment of interest and principal due for payment but which is unpaid by reason of nonpayment by the issuer. The insurance feature insures the scheduled payment of interest and principal but does not guarantee the market value of the insured municipal securities nor the value of the shares of the Municipal Funds.

      Each of the municipal security insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves may vary from company to company. Municipal security insurance companies are obligated to pay a security's interest and principal when due if the issuing entity defaults on the insured security. Although defaults on insured municipal securities have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal security insurer to pay claims to holders of insured securities, such as a Municipal Fund.

PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS.


      The following describes certain risks with respect to municipal obligations of California issuers in which the Municipal Funds may, and the California Funds predominately will, invest. This summarized information is based on information drawn from rating agency reports, other publicly available documents, and prospectuses relating to securities offerings of the State of California, the latest of which is dated March 1, 2006, however, it has not been updated since that time. While the Advisor and Sub-Advisor have not independently verified such information, they have no reason to believe that such information is not correct in all material respects. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California (the "State"), and there is no responsibility on the part of the State to make payments on such local obligations.

CALIFORNIA RISK FACTORS.

CREDIT RATINGS

      The California Funds invest primarily in the obligations of the State, State agencies, and various local governments in the State. Local government obligations include securities that counties, cities, school districts, special districts, agencies, and authorities issue. The average credit rating for GO bonds issued by U.S. states is Aa2 (Moody's) / AA (Standard & Poor's (S&P)). By way of contrast, California GO bonds are only rated A2/ A, a full letter grade lower. These CA GO ratings remain the lowest of all states with the exception of Louisiana.

DEMOGRAPHICS AND POPULATION

      California remains the largest state in the nation with 36.1 million people as of 2005; this is 12.2% of the national population and represents a higher growth rate than the national average since the 2000 census. Despite the State's fiscal challenges, its growing, young population, the State's status as a preferred location for new immigrants to locate, a strong higher education system, amenable climate, job growth, wealth levels, and excellent ports continue to bolster California's economic prospects. Real estate markets remain healthy, although there are signs of a slowdown from the very strong growth recent years.

ECONOMY

      At over $1.6 trillion, California's economy remains the largest among the states, representing approximately 13.3% of total U.S. economic activity. Since 2000, the California gross state product has increased 11.9% in real terms, ahead of the national 10.1% rate according to the U.S. Bureau of Economic Analysis. The State lost approximately 191,100 jobs during the 2001-2003 economic slowdown. Unemployment rose from 5.4% in 2001 to 6.7% in 2003, but employment has recovered in most sectors and the unemployment rate has since fallen to 5.2%, as of November 2005 compared to the 5% national rate.

      California's unemployment levels are typically higher than those in the nation as a whole because of its relatively large agricultural sector. California's economy has slightly less manufacturing concentration compared with the nation, and slightly more in the services sector. California remains a wealthy state. In 2004, it had a per capita income level of $35,172, representing 106.4% of the national average. This is the eleventh highest among the states.

      California's economy suffered through a severe recession during the early 1990s but experienced a steady recovery from 1994 to 2000. While the State of California benefited disproportionately from the high technology sector during the late 1990s, it also suffered greatly when this sector experienced a reversal in 2001. The fallout from this "tech bust" also manifested itself in much lower personal income tax receipts at the state level as capital gains, bonuses, and option income dropped off. This effect gets magnified in expanding and contracting economies due to California's tax structure which is strongly weighed to a highly progressive personal and corporate income tax.

      By 2003-2004, recovery became evident with civilian employment increasing by 0.4% in 2003 and 1.5% in 2004, and the unemployment rate in the state dropping from its early 2003 peak of 6.9% to 5.2% in April 2005.

FINANCES

      At a special election held in October 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who took office in November.

      Soon after taking office Governor Schwarzenegger sponsored the California Economic Recovery Bond Act ("Proposition 57"), which was approved by voters statewide in March 2004. Proposition 57 authorized the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004.

      Repayment of the economic recovery bonds is secured by a pledge of revenues from a one quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in a deficit recovery fund created by the Balanced Budget Amendment, approved by Proposition 58, may be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds will be secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

      In May and June 2004, the State issued $10.9 billion of economic recovery bonds, which resulted in the deposit of net proceeds in the General Fund of approximately $11.3 billion. The State may issue the remainder of authorized economic recovery bonds in future fiscal years.

      According to the 2005 Budget Act passed in July 2005, revenues and transfers for 2004-05 were estimated to be $79.9 billion with $81.7 billion in expenditures but as a result of greater than expected revenues, California ended fiscal year 2004-05 with a positive General Fund balance of $7.5 billion.

      The 2005 Budget Act forecasts $84.5 billion in General Fund revenues and transfers and $90.0 billion in expenditures in fiscal year 2005-06. The 2005 Budget Act projects that by utilizing part of the prior fiscal year's General Fund balance the General Fund will end the year with a positive balance of $1.9 billion. According to the 2005 Budget Act, the revenue projections assume continued but moderating growth in California's economy.

RECENT POLITICAL DEVELOPMENTS AND BUDGET OUTLOOK

      California's political turmoil continued in 2005. Many analysts thought that this could have been a good chance to address the State's persistent "structural" budget deficit given the Governor's popularity and the fact that it was not an election year. As the year progressed, the Governor decided to call a special election to address a number of issues. The legislature passed a budget that addressed a few of the ongoing structural issues.


      In the November 2005 election, the voters defeated all of the Governor's proposals and his popularity declined in the polls. As the fiscal year 2007 (period beginning July 1, 2006) budget season started in January 2006 with the Governor's budget proposal, the ability of the State to identify solutions to persistent budget gaps will be crucial to its long term credit outlook, but with election year politics in full swing, the outlook for meaningful reform in the short term are diminished.

      The State's fiscal actions have been quite assertive and the consequences of these actions reach far beyond its own general obligation bond ratings as many State agencies and local governments depend upon State appropriations. Additionally, the State intends to repay its recently issued Economic Recovery Bonds, issued to help bridge the gap in revenues during 2003-04, with local sales tax receipts. Though the State has promised to make up all revenues shifted from local governments, an inability or unwillingness to fully make up the amount would have a negative impact on local governments.

      Recent budgets can be characterized as weak in quality. They typically include one-time acts to increase revenue during the current fiscal year, but do little to address the ongoing structural imbalance. Expenditure growth appears difficult to control due to federal constrains (e.g. Medicaid spending) and a series of voter-approved propositions which have the combined effect of diminishing expense flexibility. And revenues remain volatile due to the highly progressive income tax.

DEBT

      In 2005 the State sold $3 billion of short-term notes and $8.8 billion of general obligation and lease revenue bonds, as well as other revenue-based securities, in 2005. The State's debt level has moved from average to above average. According to Moody's, in 2005, net tax-supported State debt of $55.5 billion was 4.7% of personal income, compared with a U.S. median of 2.4%. Despite the variance to the national level, this is still a manageable amount. The State's debt in dollar terms is the highest in the country, but on a per capita basis, it is $1,545, which is the ninth largest among the states and higher than the national median of $703 per capita. The Governor has proposed a significant amount of new bonding to finance various infrastructure projects across the State. If the voters approve the bonds, the amount of State debt outstanding will increase.

CAPITAL NEEDS

      Because of the State's growth, it is facing challenges in infrastructure development and finance. In the transport sector, roads are congested and mass transit is not as developed as in some of the country's older metropolitan areas. Water availability remains an ongoing challenge, although a settlement with the U.S government and other western states that take water from the Colorado River was a positive event. Further, budget constraints have reduced resources available for capital spending--although a proposed infrastructure bonding program could address some deferred projects if the voters approve the bonds. The State is also facing challenges to build new school facilities to educate its growing student population.

      Local government finances are generally less challenged than the State's are at the moment because of Proposition 1A which limits the State's ability to redirect local revenues or impose unfunded mandates. Also, local governments derive revenue from real-estate-based sources, including property taxes and recording taxes and fees when properties transfer. If the real estate market slows significantly, this could be a challenge for cities, counties, redevelopment agencies, and other governmental units going forward. Because of various revenue shifts, most school districts in California are more dependent on State funding than was the case in previous years. Proposition 98 protects most school district revenues, but this exposure to the State is still an important credit variable.

NATURAL HAZARDS

      California is subject to unique natural hazard risks such as floods, mudslides, earthquakes and fires, which can cause localized economic harm. Natural hazards could limit the ability of governments to repay debt. They could also prevent governments from fulfilling obligations on appropriation debt, particularly if the leased asset is destroyed. Cycles of drought, flooding, and mudslides are also concerns insofar as they affect agricultural production and power generation.

INVESTMENT COMPANIES

      The Funds may invest in securities issued by other open-end investment companies, including investment companies that are affiliated with the S&P 500 Index Fund and its Sub-Adviser, BGFA and, respectively, the Trust and the Adviser, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund's total assets with respect to any one investment company and (iii) 10% of a Fund's total assets with respect to all such companies in the aggregate. However, the Atlas Independence Portfolios and the S&P 500 Index Fund are permitted under the 1940 Act to invest all of their assets in other investment companies. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

LETTERS OF CREDIT


      Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment Sub-Adviser, are of comparable quality to issuers of other permitted investments of the S&P 500 Index Fund may be used for letter of credit-backed investments.


SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS (FOR ALL FUNDS EXCEPT THE S&P 500 INDEX FUND)

      For temporary purposes, when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate, the Funds may invest in high-quality money market instruments to provide liquidity. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by the Adviser or a Sub-Adviser (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Adviser or a Sub-Adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

      Bank Obligations. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

      Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

      Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

      Commercial Paper and Short-Term Corporate Debt Instruments. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.

      U.S. Government Obligations. Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

THE S&P 500 INDEX FUND AND S&P 500 INDEX MASTER PORTFOLIO

      Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the S&P 500 Index Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the S&P 500 Index Fund. S&P has no obligation to take the needs of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund's shares or the timing of the issuance or sale of the S&P 500 Index Fund's shares or in the determination or calculation of the equation by which the S&P 500 Index Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund's shares.

      S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Index Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

MASTER/FEEDER STRUCTURE

      The S&P 500 Index Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio. The S&P 500 Index Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the S&P 500 Index Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the S&P 500 Index Fund nor its shareholders will be adversely affected by investing S&P 500 Index Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

      The S&P 500 Index Fund may withdraw its investment in the Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such S&P 500 Index Fund and its shareholders. Upon any such withdrawal, the Trust's Board would consider alternative investments, including investing all of the S&P 500 Index Fund's assets in another investment company with the same investment objective as the S&P 500 Index Fund or hiring an investment adviser to manage the S&P 500 Index Fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.

      The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the S&P 500 Index Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Board of Trustees of the Trust will determine whether to hold a meeting of its shareholders to consider such matters. If such a meeting is held, the S&P 500 Index Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the S&P 500 Index Fund receives no voting instructions will be voted in the same proportion as the votes received from the other S&P 500 Index Fund shareholders. If no meeting is held, the S&P 500 Index Fund will cast its votes in the proportion to the votes cast of all other shareholders of the Master Portfolio.

      Certain policies of the Master Portfolio which are non-fundamental may be changed by a vote of the majority of the Master Portfolio's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental polices are changed, the S&P 500 Index Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The S&P 500 Index Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the S&P 500 Index Fund's portfolio in accordance with its objective. In the latter case, the S&P 500 Index Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholder's investments in the S&P 500 Index Fund. The S&P 500 Index Fund will provide shareholders with 60 days written notice prior to the implementation of any change in the investment objective of the S&P 500 Index Fund or the Master Portfolio, to the extent possible.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

      Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that no Fund may:


      (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if with respect to 75% of the Fund's assets, as a result, more than 5% of the value of such assets of the Fund would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. These restrictions shall not apply to the California Municipal Bond Fund, the California Municipal Money Fund or the Atlas Independence Portfolios.


      (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would equal or exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal obligations (with respect to the Municipal Funds); (ii) obligations of the United States Government, its agencies or instrumentalities;(iii) the obligations of domestic banks (with respect to the Money Funds); (iv) in the case of the Atlas Independence Portfolios, investment companies; and (v) in case of the S&P 500 Index Master Portfolio, any industry in which the S&P 500 Index may become concentrated but only to the same degree and during the same period as the index. For purposes of this policy, the Funds have adopted the industry classifications set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

      (3) Purchase securities subject to legal or contractual restrictions preventing their ready disposition; or enter into repurchase agreements or purchase time deposits maturing in more than seven days or acquire other illiquid assets if, immediately after and as a result, the value of illiquid assets held by a Fund would exceed, in the aggregate, 10% of the value of the Fund's net assets (except that the Balanced Fund, the Strategic Growth Fund, the Global Growth Fund, the Emerging Growth Fund, the Strategic Income Fund, the S&P 500 Index Fund and the Atlas Independence Portfolios have each adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval).

      (4) Invest in securities of a company which, together with any predecessor, has been in operation for less than three years if more than 5% of the Fund's total assets would then be invested in such securities; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid. The Global Growth Fund, the S&P 500 Index Fund and the Atlas Independence Portfolios have adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval. The Emerging Growth Fund has adopted a 10% limit on investment in such securities as a non-fundamental operating policy which may be changed without shareholder approval.

      (5) Invest in companies for the purpose of exercising control or management.

      (6) Purchase or sell real estate or real estate limited partnership interests; provided that a Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

      (7) Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Bond and Stock Funds may purchase and sell interest rate futures contracts and related options, and the Stock Funds and the Strategic Income Fund may purchase and sell stock index futures contracts and related options and purchase or sell forward foreign currency contracts.

      (8) Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing. For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement, and (b) collateral arrangements with respect to
(i) the purchase and sale of options on securities and options on indexes and
(ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

      (9) Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the Stock Funds may effect short sales against-the-box.

      (10) Engage in the business of underwriting securities issued by others, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting.

      (11) Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or a Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

      (12) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Fund may enter into repurchase agreements and may make loans of portfolio securities.

      (13) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers) of the Fund or of the Trust.

      (14) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors or officers of the Trust or the Adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

      (15) Borrow money, except from banks for temporary or emergency purposes, in excess of 33-1/3% of the value of a Fund's total assets. A Fund will not purchase securities if such borrowings are outstanding in excess of 5% of the value of a Fund's total assets. This restriction shall not apply to the Strategic Growth Fund, the Global Growth Fund and the Strategic Income Fund and shall not prevent a Bond Fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for a Fund's borrowings falls below 300%, a Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. To do so the Funds may have to do so at a disadvantageous time. The Funds may not borrow money for leverage purposes, which is borrowing money to purchase portfolio securities.

      (16) Knowingly purchase securities of other registered management investment companies, except that a Fund may acquire such securities: (i) if not more than 10% of the Fund's assets shall be invested in such securities; or (ii) in connection with a merger, acquisition or consolidation with such a company. This restriction shall not prevent the S&P 500 Index Fund from investing all of its assets in a diversified open-end management investment company with substantially the same investment objective, policies and restrictions as the fund or the Atlas Independence Portfolios from investing all of its assets in other Funds of the Trust.

      (17) Issue senior securities, as defined in the 1940 Act, except that, this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

      (18) Conduct its investment program in a manner inconsistent with prudent investment management.

MASTER PORTFOLIO.

      The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed as to the Master Portfolio without approval by the holders of a majority (as defined in the 1940
Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:

      1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff); and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.

      2. Purchase securities of any issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

      3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. The 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

      4. Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. The 1940 Act permits the Master Portfolio to make permitted borrowings and to enter into repurchase agreement transactions.

      5. Make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Master Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

      6. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting.

      7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      8. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase for sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

      The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of the Master Investment Portfolio, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

      1. The Master Portfolio may invest in shares of other open-end investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.


      2. The Master Portfolio may not invest more than 15% of its net assets inilliquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

      3. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

      4. The Master Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

      5. The Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

ALL FUNDS.

      A Fund may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. A Fund will include the original cost of the securities so acquired in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus. A diversified Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company. If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of a Fund's investment policies or restrictions.

      The Trust may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states.

      The Trust has adopted a non-fundamental policy that prohibits any Fund from acquiring any securities of other open-end investment companies or registered unit investment trusts in reliance on subparagraphs (G) or (F) of
Section 12(d)(1) of the 1940 Act except for the Atlas Independence Portfolios.

                               PORTFOLIO TURNOVER


      For reporting purposes, a Fund calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining portfolio turnover, a Fund excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's portfolio (other than short-term money market securities) were replaced once during the fiscal year. Based on this definition, the policy of each Money Fund in investing in securities with remaining maturities of less than one year is expected to result in a portfolio turnover rate of 0%.

      The following table represents each stock or bond Fund's portfolio turnover rate for the fiscal years ended December 31, 2005 and 2004.

--------------------------------------------------------------------------
                                          YEAR ENDED        YEAR ENDED
FUND NAME                              DECEMBER 31, 2005   DECEMBER 31,
                                                               2004
--------------------------------------------------------------------------
Balanced Fund                               95.47%            95.61%
--------------------------------------------------------------------------
Emerging Growth Fund                       173.00%           197.56%
--------------------------------------------------------------------------
Global Growth Fund                          27.64%            19.96%
--------------------------------------------------------------------------
Growth Opportunities Fund                   76.85%           101.63%
--------------------------------------------------------------------------
Strategic Growth Fund                       70.91%           115.49%
--------------------------------------------------------------------------
Value Fund                                  30.56%            85.38%
--------------------------------------------------------------------------
American Enterprise Bond Fund              155.08%            23.34%
--------------------------------------------------------------------------
California Municipal Bond Fund              13.27%            10.25%
--------------------------------------------------------------------------
National Municipal Bond Fund                32.64%            15.26%
--------------------------------------------------------------------------
Strategic Income Fund                       88.58%            97.55%
--------------------------------------------------------------------------
U.S. Government and Mortgage               142.61%            15.11%
Securities Fund
--------------------------------------------------------------------------
Independence Eagle Bond Fund(1)              0.00%               N/A
--------------------------------------------------------------------------
Independence Flagship Fund                  12.16%            37.44%
--------------------------------------------------------------------------
Independence Star Spangled Fund(1)           0.00%               N/A
--------------------------------------------------------------------------

(1)   The Fund commenced operations on November 30, 2005.

      The relatively high portfolio turnovers of the American Enterprise Bond Fund and U.S. Government and Mortgage Securities Fund during 2005 reflects the efforts of the Funds' new Sub-Adviser to transition each Fund's portfolio consistent with the Sub-Adviser's investment management techniques.


      Increased portfolio turnover will likely result in correspondingly greater brokerage commissions and dealer markups which must be paid by the Funds. To the extent that portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates (except shareholders who invest through IRAs and other tax-deferred retirement plans which are not taxed currently on accumulations in their accounts). To the extent that increased portfolio turnover results in sales of securities held less than three months, a Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected (see "Taxes," below).

                             MANAGEMENT OF THE TRUST

ORGANIZATION.

      The Trust is an open-end, management investment company, or mutual fund, currently offering eighteen separate series of shares. The Trust was organized as a Maryland corporation on November 17, 1987, began operations on January 10, 1990 and reorganized as a Delaware Statutory Trust on February 27, 2004.

      The Trust is governed by its Board of Trustees, which meets periodically throughout the year to oversee the Trust's activities and the actions of the service providers to the Funds and to perform the duties required by applicable state and federal law. Delaware law requires each Trustee to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interest of the Trust, and with the care that an ordinary prudent person in a like position would use under similar circumstances.

TRUSTEES AND OFFICERS


      The Trustees and principal officers of the Trust, their business addresses, positions held, length of time served, principal occupations for the past five years, other trusteeships/directorships held and number of funds overseen by each Trustee are set forth in the following table.


TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST


-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------
                                                                                        NUMBER OF            OTHER
                                                                                      PORTFOLIOS IN      TRUSTEESHIPS/
                                            TERM OF OFFICE         PRINCIPAL          FUND COMPLEX       DIRECTORSHIPS
  NAME, (YEAR OF BIRTH)      POSITION(S)     AND LENGTH OF   OCCUPATION(S) DURING      OVERSEEN BY          HELD BY
       AND ADDRESS         HELD WITH FUND     TIME SERVED        PAST 5 YEARS          TRUSTEE(4)           TRUSTEE
-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------
Marion O. Sandler,         Trustee,         Since 11/1987    Chairman of the        Eighteen           Atlas Insurance
(1930)  (1)                Chairman of                       Board and Chief                           Trust
1901 Harrison Street       the Board                         Executive Officer of
Oakland, CA 94612                                            World Savings Bank,
                                                             FSB ("World
                                            Term:            Savings"), Golden
                                            Continuous       West Financial
                                                             Corporation
                                                             ("GWFC"), Atlas
                                                             Securities, Inc.
                                                             ("Distributor") and
                                                             the Adviser

-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------
Russell W. Kettell,        Trustee          Since 12/1989    President of GWFC      Eighteen           Atlas Insurance
(1944) (1)                                  Term:            and Senior Executive                      Trust
1901 Harrison Street                        Continuous       Vice President of
Oakland, CA 94612                                            World Savings

-------------------------- ---------------- ---------------- ---------------------- ------------------ ------------------

TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST


                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                             TERM OF OFFICE        PRINCIPAL          FUND COMPLEX               OTHER
  NAME, (YEAR OF BIRTH)      POSITION(S)      AND LENGTH OF   OCCUPATION(S) DURING     OVERSEEN BY     TRUSTEESHIPS/DIRECTORSHIPS
       AND ADDRESS          HELD WITH FUND     TIME SERVED        PAST 5 YEARS           TRUSTEE            HELD BY TRUSTEE
-------------------------- ---------------- ---------------- ---------------------- ------------------ --------------------------
Barbara A. Bond,           Trustee          Since 12/1989    Certified Public       Eighteen           Atlas Insurance
(1946)  (2) (3)                             Term:            Accountant/Tax                            Trust
794 Davis Street                            Continuous       Partner of Hood &
San Leandro, CA                                              Strong LLP
94577-6900
-------------------------- ---------------- ---------------- ---------------------- ------------------ --------------------------

David M. Laney,            Trustee          Since 11/05      Partner, Jackson       Eighteen           Atlas Insurance
(1949)  (2)                                 Term:            Walker L.L.P;                             Trust, Matador
794 Davis Street                            Continuous       Partner, Jenkins &                        Resources, Inc.,
San Leandro, CA                                              Gilchrist P.C.;                           Chairman of the
94577-6900                                                   Managing Partner,                         Board of
                                                             Jenkins & Gilchrist                       National
                                                             P.C.                                      Railroad
                                                                                                       Passenger
                                                                                                       Corporation
                                                                                                       (AMTRAK)
-------------------------- ---------------- ---------------- ---------------------- ------------------ --------------------------

-------------------------- ---------------- ---------------- ---------------------- ------------------ --------------------------
Daniel L. Rubinfeld,       Trustee          From 12/1989     Professor of Law and   Eighteen           Atlas Insurance
(1945)  (2) (5)                             to 8/1997 and    Professor of                              Trust
794 Davis Street                            from 3/1999 to   Economics,
San Leandro, CA                             present          University of
94577-6900                                  Term:            California,
                                            Continuous       Berkeley
-------------------------- ---------------- ---------------- ---------------------- ------------------ --------------------------

David J. Teece,            Trustee          Since 12/1989    Professor, Haas        Eighteen           Atlas Insurance
(1948)  (2) (5)                             Term:            School of Business                        Trust,
794 Davis Street                            Continuous       and Director,                             LECG Corp.: a
San Leandro, CA                                              Institute of                              professional
94577-6900                                                   Management,                               services firm
                                                             Innovation and
                                                             Organization,
                                                             University of
                                                             California, Berkeley
-------------------------- ---------------- ---------------- ---------------------- ------------------ --------------------------


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES



                                                TERM OF OFFICE
  NAME, (YEAR OF BIRTH)    POSITION(S) HELD      AND LENGTH OF
       AND ADDRESS            WITH FUND           TIME SERVED                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------- ----------------    ----------------  -------------------------------------------------------------------

W. Lawrence Key,           President and       Since 8/2004      August 2004 to present - President and Chief Operating
(1953)                     Chief Operating                       Officer of the Trust, Atlas Insurance Trust, the
794 Davis Street           Officer             Term of Offices:  Distributor and the Adviser; January 2004 to present -
San Leandro, CA                                Continuous        Group Senior Vice President of World Savings; December
94577-6900                                                       2003 to present - Director of the Distributor and the
                                                                 Adviser; September 2001 to December 2003 - Group Senior Vice
                                                                 President and Chief Operating Officer of the Trust, Atlas
                                                                 Insurance Trust, the Distributor and the Adviser; May 2000 to
                                                                 August 2001 - Group Senior Vice President and National Sales
                                                                 Manager of the Distributor

                                       42

-------------------------- ----------------    ----------------  -------------------------------------------------------------------
Lezlie A. Iannone,         Group Senior Vice   Since 10/2004     July 2005 to present - Group Senior Vice President and
(1957)                     President and                         Secretary of the Trust, Atlas Insurance Trust, the
794 Davis Street           Secretary           Term of Offices:  Distributor and the Adviser; October 2004 to June 2005
San Leandro, CA                                Continuous        - Senior Vice President and Secretary of the Trust,
94577-6900                                                       Atlas Insurance Trust, the Distributor and the
                                                                 Adviser; May 2000 to present - Senior Vice President
                                                                 of the Distributor
-------------------------- ----------------    ----------------  -------------------------------------------------------------------

Gene A. Johnson,           Vice President      Since 1/2000      January 2000 to present - Vice President of the Trust,
(1952)                     and Treasurer       Since 7/1998      Atlas Insurance Trust and the Adviser; July 1998 to
794 Davis Street                                                 present - Treasurer of the Trust and Atlas Insurance
San Leandro, CA                                Term of Offices:  Trust
94577-6900                                     Continuous
-------------------------- ----------------    ----------------  -------------------------------------------------------------------

Stuart Brunet,             Chief Compliance    Since 2/2006      February 2006 to present - Vice President and Chief
(1961)                     Officer                               Compliance Officer of the Trust, Atlas Insurance Trust
794 Davis Street                               Term of Office:   and the Adviser; April 2005 to February 2006 - Vice
San Leandro, CA                                Continuous        President and Compliance Officer of the Adviser; 2000
94577-6900                                                       to 2005 - Vice President of  Marketocracy, Inc. of San
                                                                 Mateo, CA - President & Chief Compliance Officer of
                                                                 Marketocracy Capital Management, LLC (2001-2005) and
                                                                 Vice President & Chief Compliance Officer of
                                                                 Marketocracy Funds (2001-2005)
-------------------------- ----------------    ----------------  -------------------------------------------------------------------

Eilleen Clavere,           Vice President,     Since 4/2005      April 2005 to present - Vice  President,  Legal Counsel
(1952)                     Legal Counsel and                     and Assistant  Secretary to the Trust,  Atlas Insurance
794 Davis Street           Assistant           Term of Office:   Trust,  the  Adviser and the  Distributor;  May 2001 to
San Leandro, CA            Secretary           Continuous        April   2005  -  Counsel  at   Kirkpatrick,   Lockhart,
94577-6900                                                       Nicholson Graham


-------------------------- ----------------    ----------------  -------------------------------------------------------------------

(1) Trustee who is an "interested person" of the Trust due to his or her affiliation with the Adviser.
(2) Member of the Contracts Committee and Audit Committee.
(3) In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mr. Kettell and Mrs. Sandler and her husband, and a private foundation which the Sandlers have established. Fees for such work are paid to Hood & Strong and are not material.
(4) Includes the portfolios of Atlas Funds (17) and Atlas Insurance Trust (1).
(5) Member of the Nominating Committee.


COMMITTEES OF THE BOARD


      The Trust has an Audit Committee comprised of Ms. Bond, who serves as Chair, and Messrs. Rubinfeld, Laney and Teece, all independent members of the Board. The function of the Audit Committee is the oversight of the Trust's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Trust's principal service providers. The Audit Committee acts as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. There were two Committee meetings during 2005.

      The Trust has a Contracts Committee comprised of Mr. Rubinfeld, who serves as Chair, Ms. Bond, Mr. Laney and Mr. Teece, all independent members of the Board. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Trust and its investment adviser or its affiliates, such as the investment advisory contracts, principal underwriting agreement, and plans of distribution under Rule 12b-1, that the Trust may enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Trustees on these matters. The Contracts Committee met once during 2005.

      The Trust has a Nominating Committee comprised of Mr. Rubinfeld and Mr. Teece, both independent members of the Board. The Nominating Committee's functions are to evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics, identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval, review independent trustee compensation at least every two years, and expense reimbursement policies as appropriate, review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest, and make recommendations to the full Board concerning the appointment of independent trustees to the Board's committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations. The Nominating Committee may consider candidates suggested by shareholders of the Fund. Any recommendations by shareholders must be submitted in writing, addressed to the Nominating Committee at the Funds' offices, and must contain sufficient background information concerning the candidate to enable the Nominating Committee to make an informed judgment as to the candidate's qualifications. The Nominating Committee met once during 2005.

OWNERSHIP OF TRUST SHARES

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST


--------------------------- --------------------------------------------------------- --------------------------------
NAME OF TRUSTEES               DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF         AGGREGATE DOLLAR RANGE OF
                                                    12/31/05                             EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY TRUSTEES
                                                                                          IN THE ATLAS FAMILY OF
                                                                                        INVESTMENT COMPANIES AS OF
                                                                                                 12/31/05
--------------------------- --------------------------------------------------------- --------------------------------
Marion O. Sandler           Emerging Growth-over $100,000                                      Over $100,000
                            Global Growth-over $100,000
                            Growth Opportunities-over $100,000
                            Strategic Growth-$50,001- $100,000
                            Strategic Income-$50,001-$100,000
                            Value Fund-over $100,000
                            California Municipal Money-over $100,000
--------------------------- --------------------------------------------------------- --------------------------------
Russell W. Kettell          None                                                                   None
--------------------------- --------------------------------------------------------- --------------------------------

--------------------------- --------------------------------------------------------- --------------------------------
     NAME OF TRUSTEES          DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF         AGGREGATE DOLLAR RANGE OF
                                                    12/31/05                             EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY TRUSTEES
                                                                                          IN THE ATLAS FAMILY OF
                                                                                        INVESTMENT COMPANIES AS OF
                                                                                                 12/31/05
--------------------------- --------------------------------------------------------- --------------------------------
Barbara A. Bond             Growth Opportunities-$1-$10,000                                   $10,001-$50,000
                            U.S. Government and Mortgage Securities-$1-$10,000
--------------------------- --------------------------------------------------------- --------------------------------
      David M. Laney        None                                                                   None
--------------------------- --------------------------------------------------------- --------------------------------
   Daniel L. Rubinfeld      Growth Opportunities-over $100,000                                 Over $100,000
                            U.S. Government and Mortgage Securities-$10,001-$50,000
                            California Municipal Money-over $100,000
--------------------------- --------------------------------------------------------- --------------------------------
      David J. Teece        None                                                                   None
--------------------------- --------------------------------------------------------- --------------------------------

      The following table sets forth the aggregate compensation paid by the Trust for the Trust's fiscal year ended December 31, 2005 to the Trustees that are not affiliated with the Adviser (the same persons serve as the unaffiliated Trustees of the Atlas Insurance Trust) and the aggregate compensation paid to such Trustees for service on the Trust's Board and that of all other funds in the "Fund Complex" (including the Atlas Insurance Trust):

------------------------------- -------------------- ------------------ ------------------- ------------------
                                                        PENSION OR
                                                        RETIREMENT                                TOTAL
                                                     BENEFITS ACCRUED    ESTIMATED ANNUAL     COMPENSATION
                                     AGGREGATE       AS PART OF TRUST     BENEFITS UPON      FROM TRUST AND
                                 COMPENSATION FROM       EXPENSES           RETIREMENT        FUND COMPLEX
NAME                                   TRUST                                                PAID TO TRUSTEES
------------------------------- -------------------- ------------------ ------------------- ------------------
TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF THE TRUST
------------------------------- -------------------- ------------------ ------------------- ------------------
Barbara A. Bond                       $37,319              None                N/A            $37,600 (19)*
------------------------------- -------------------- ------------------ ------------------- ------------------
Jerome A. Gitt**                      $25,897              None                N/A            $26,100(19)*
------------------------------- -------------------- ------------------ ------------------- ------------------

------------------------------- -------------------- ------------------ ------------------- ------------------
                                                        PENSION OR
                                                        RETIREMENT                                TOTAL
                                                     BENEFITS ACCRUED    ESTIMATED ANNUAL     COMPENSATION
                                     AGGREGATE       AS PART OF TRUST     BENEFITS UPON      FROM TRUST AND
                                 COMPENSATION FROM       EXPENSES           RETIREMENT        FUND COMPLEX
NAME                                   TRUST                                                PAID TO TRUSTEES
------------------------------- -------------------- ------------------ ------------------- ------------------
Daniel L. Rubinfeld                   $36,726              None                N/A            $37,000(19)*
------------------------------- -------------------- ------------------ ------------------- ------------------
David J. Teece                        $32,280              None                N/A            $32,550(19)*
------------------------------- -------------------- ------------------ ------------------- ------------------
David M. Laney                        $7,848               None                N/A             $7,900(19)*
------------------------------- -------------------- ------------------ ------------------- ------------------

TRUSTEES WHO ARE "INTERESTED PERSONS" OF THE TRUST
------------------------------- -------------------- ------------------ ------------------- ------------------
Marion O. Sandler                      None                None         N/A                       None
------------------------------- -------------------- ------------------ ------------------- ------------------
Russell W. Kettell                     None                None         N/A                       None
------------------------------- -------------------- ------------------ ------------------- ------------------

*Indicates total number of funds in the Fund Complex during the year ended December 31, 2005.
** Effective September 6, 2005, Mr. Gitt resigned from the Board of Trustees.

CODE OF ETHICS.


      The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Barclays Global Fund Advisors, Boston Safe Advisors, Inc., Hotchkis and Wiley Capital Management LLC, New York Life Investment Management LLC, OppenheimerFunds, Inc., Renaissance Investment Management and Turner Investment Partners, Inc., also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the Funds subject to certain pre-clearance, reporting and other requirements.


PROXY VOTING PROCEDURES.


      The Trust has delegated proxy voting responsibilities for securities held by the funds to the Adviser and Sub-Advisers, as applicable, subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Funds' and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser and Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the "Proxy Voting Procedures"). The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Adviser, Sub-Advisers and their affiliates. The Proxy Voting Procedures are provided in Appendix B of this SAI.

      Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-933-2852 and (2) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      The following are deemed "Principal Holders" due to the level of ownership in the Fund indicated as of March 31, 2006:

---------------------------------------------------------------------------
FUND NAME                    PERCENTAGE OWNERSHIP    BENEFICIAL/RECORD
---------------------------------------------------------------------------

GROWTH OPPORTUNITIES FUND
---------------------------------------------------------------------------
Wells Fargo Bank NA FBO             12.97%               Beneficial
World 401K
Minneapolis, MN
---------------------------------------------------------------------------

CALIFORNIA MUNICIPAL MONEY MARKET FUND
---------------------------------------------------------------------------
W & D Sunrise Ltd.                   8.34%                 Record
Yorba Linda, CA
---------------------------------------------------------------------------
Terry Fleming                        7.51%                 Record
Buena Park, CA
---------------------------------------------------------------------------


---------------------------------------------------------------------------
FUND NAME                    PERCENTAGE OWNERSHIP    BENEFICIAL/RECORD
---------------------------------------------------------------------------

BALANCED FUND
---------------------------------------------------------------------------
Atlas Independence Flagship         35.24%                 Record
Fund
San Leandro, CA
---------------------------------------------------------------------------
Wells Fargo Bank NA FBO             12.63%               Beneficial
World 401K
Minneapolis, MN
---------------------------------------------------------------------------

STRATEGIC GROWTH FUND
---------------------------------------------------------------------------
Wells Fargo Bank NA FBO             25.79%               Beneficial
World 401K
Minneapolis, MN
---------------------------------------------------------------------------
Atlas Independence Flagship         19.56%                 Record
Fund
San Leandro, CA
---------------------------------------------------------------------------

STRATEGIC INCOME FUND
---------------------------------------------------------------------------
Atlas Independence Flagship         6.74%                  Record
Fund
San Leandro, CA
---------------------------------------------------------------------------

GLOBAL GROWTH FUND
---------------------------------------------------------------------------
Wells Fargo Bank NA                 17.43%               Beneficial
World 401K
Minneapolis, MN
---------------------------------------------------------------------------
Charles Schwab & Co. Inc.           5.00%                Beneficial
San Francisco, CA
---------------------------------------------------------------------------

EMERGING GROWTH FUND
---------------------------------------------------------------------------
Atlas Independence Flagship         22.13%                 Record
Fund
San Leandro, CA
---------------------------------------------------------------------------
Wells Fargo Bank NA                 7.39%                Beneficial
World 401K
Minneapolis, MN
---------------------------------------------------------------------------

INDEPENDENCE EAGLE BOND FUND
---------------------------------------------------------------------------
PFPC Trust Company                  5.93%                Beneficial
IRA R/O Thomas M. Lovett
Venice, FL
---------------------------------------------------------------------------

---------------------------------------------------------------------------
FUND NAME                    PERCENTAGE OWNERSHIP    BENEFICIAL/RECORD
---------------------------------------------------------------------------

Dorothy Hines                       5.11%                  Record
The Dorothy Hines Living
Trust
Agoura Hills, CA
---------------------------------------------------------------------------

INDEPENDENCE STAR SPANGLED FUND
---------------------------------------------------------------------------
Melvin Levine                       9.05%                  Record
Levine Living Trust
Camarillo, CA
---------------------------------------------------------------------------


---------------------------------------------------------------------------
FUND NAME                    PERCENTAGE OWNERSHIP    BENEFICIAL/RECORD
---------------------------------------------------------------------------

VALUE FUND
---------------------------------------------------------------------------
Atlas Independence Flagship         16.88%                 Record
Fund
San Leandro, CA
---------------------------------------------------------------------------
Wells Fargo Bank NA                 6.90%                Beneficial
World 401K
Minneapolis, MN
---------------------------------------------------------------------------

AMERICAN ENTERPRISE BOND FUND
---------------------------------------------------------------------------
Atlas Independence Flagship         13.07%                 Record
Fund
San Leandro, CA
---------------------------------------------------------------------------

      As of March 31, 2006, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and Distributor, owned beneficially and of record an aggregate of 2.61% of the shares outstanding of Emerging Growth Fund, 0.05% of Money Market Fund, 1.23% of Value Fund, 0.09% of Independence Flagship Fund and 0.01% of S&P 500 Index Fund. In addition, as of such date, the Adviser owned beneficially and of record an aggregate of 1.21% of the shares outstanding of Value Fund, 1.59% of American Enterprise Bond Fund, 0.80% of Money Market Fund, 0.24% of Independence Flagship Fund, 3.94% of Independence Eagle Bond Fund, 3.77% of Independence Star Spangled Fund and the Distributor owned beneficially and of record an aggregate of 1.58% of the shares outstanding of Value Fund and 3.35% of Money Market Fund.

      As of March 31, 2006, officers and trustees as a group owned approximately 1.14% of the shares of California Municipal Money Fund, but owned less than 1% of the shares of each of the other Funds. As of such date, the officers and Trustees as a group owned less than 1% of the Trust's shares in total.


                     INVESTMENT ADVISORY AND OTHER SERVICES

      The Adviser, a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment adviser to the Trust. Golden West Financial Corporation is a New York Stock Exchange listed savings and loan holding company headquartered in Oakland, California. The Trust has entered into an Investment Advisory Agreement with the Adviser dated January 12, 1990 (the "Advisory Agreement"), which was last approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, at a meeting held on November 18, 2005.

      The Advisory Agreement with respect to each Fund is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or (ii) the vote of a majority of trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


      The directors and officers of the Adviser are: Marion O. Sandler (Director), Russell W. Kettell (Director), W. Lawrence Key (Director, President and Chief Operating Officer), Matthew L. Sadler (Senior Vice President), Lezlie
A. Iannone (Group Senior Vice President and Secretary), Mary Jane Fross (Vice President and Controller), Gene A. Johnson (Vice President and Assistant Treasurer) and Stuart Brunet (Chief Compliance Officer).

      Under the Advisory Agreement, the Adviser has agreed to reduce its fees to a Fund if the Fund's annual ordinary operating expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The Adviser calculates and administers this expense limitation separately with respect to each Fund. Expenses which are not subject to this limitation are interest, taxes, 12b-1 fees and extraordinary expenses. Expenditures, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs incurred in connection with the purchase or sale of portfolio securities, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. The Adviser has agreed to waive all or a portion of management fees and absorb a portion of the ordinary operating expense of the Independence Eagle Bond Fund and the Independence Star Spangled Fund through April 29, 2007, in order to cap operating expenses at levels set forth in the current Prospectus. The Adviser has also agreed to voluntarily waive a portion of management fees and absorb a portion of the ordinary operating expense for the American Enterprise Bond Fund, the California Municipal Money Fund, the Money Market Fund, and the S&P 500 Index Fund.


      The Advisory Agreement provides that the Funds will not hold the Adviser or any of its officers or employees liable for, and will indemnify them against, any costs and liabilities they may incur as a result of any claim against them in the good faith exercise of their powers under the Agreement, excepting matters as to which they have been guilty of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under the Agreement, or matters in violation of applicable law.


      For the fiscal years ended December 31, 2003, 2004 and 2005 the Adviser received management fees in the amount $9,149,415, $10,441,210 and $14,740,061 respectively. Such amounts were net of management fee waivers in the amount of $201,383, $420,461 and $878,846 respectively. Each Fund pays the Adviser a management fee at an annual rate equal to a percentage of each Fund's average net assets as follows:

                                                    ASSETS OVER
                                                    $100 MILLION
                                     ASSETS UP TO     AND UP TO    ASSETS OVER
FUNDS                                $100 MILLION   $500 MILLION   $500 MILLION
-----------------------------------  ------------   ------------   ------------
Money Funds                                   .50%           .50%          .475%
Bond Funds (other than the                    .55%           .55%           .50%
Strategic Income Fund)
Strategic Income Fund                         .75%           .70%           .65%
Balanced, Growth                              .70%           .60%           .50%
Opportunities and Strategic
Growth Funds
Emerging Growth, Global                       .80%           .75%           .70%
Growth and Value Funds
Atlas Independence                            .25%           .25%           .23%
Portfolios and  S&P 500
Index



      Lawrence Key, Gene Johnson and Matthew Sadler (the "Investment Committee") are primarily responsible for the day-to-day management of the Atlas Independence Portfolios. Messrs. Key, Johnson and Sadler are responsible for advising the following types of accounts:

------------------------ ------------------------------ ------------------------------ -----------------------------
                             Registered Investment         Other Pooled Investment            Other Accounts
                                   Companies                      Companies
------------------------ ------------------------------ ------------------------------ -----------------------------
                          Number of     Total Assets      Number of     Total Assets    Number of    Total Assets
                          Accounts      of Accounts       Accounts      of Accounts     Accounts      of Accounts
                                          Managed                         Managed                       Managed
------------------------ ------------ ----------------- -------------- --------------- ------------ ----------------
------------------------ ------------ ----------------- -------------- --------------- ------------ ----------------
     Lawrence Key             4         $123,437,193          0              $0             0             $0
------------------------ ------------ ----------------- -------------- --------------- ------------ ----------------
     Gene Johnson             4         $123,437,193          0              $0             0             $0
------------------------ ------------ ----------------- -------------- --------------- ------------ ----------------
    Matthew Sadler            4         $123,437,193          0              $0             0             $0
------------------------ ------------ ----------------- -------------- --------------- ------------ ----------------

      The information in the above table is as of December 31, 2005.

      None of the accounts managed by Messrs. Key, Johnson and Sadler base their advisory fee on the performance of the account.

      Messrs. Key, Johnson and Sadler are not directly compensated for managing the Atlas Independence Portfolios. Instead, each receives a monthly salary solely based upon their employment with Atlas Advisers with no bonus.


      The Investment Committee manages each Atlas Fund independent of the other accounts it manages. The Investment Committee convenes monthly to determine allocation among the eligible Atlas Funds. Because all accounts managed by the Investment Committee only invest in other Atlas Funds and because all Atlas Funds are open-end mutual funds offering an unlimited number of shares, there is no potential for a material conflict concerning allocation of investment opportunities.


      As of December 31, 2005, Messrs. Key, Johnson and Sadler did not beneficially own any shares of the Atlas Independence Portfolios.

      Effective October 19, 2004, New York Life Investment Management LLC is the Sub-Adviser to the Atlas Balanced Fund. Effective October 20, 2004, Renaissance Investment Management is the Sub-Adviser to the Atlas Strategic Growth Fund. Effective December 1, 2004, Boston Safe Advisors, Inc. is the Sub-Adviser to the Atlas Money Market Fund. Effective March 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas U.S. Government and Mortgage Securities Fund. Effective July 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas American Enterprise Bond Fund. As compensation for the services rendered under each sub-advisory agreement, the Adviser pays each Sub-Adviser a fee at an annual rate equal to the following percentages:


------------------------------------------------------------ --------------------------------------------
FUND                                                         ANNUAL SUB-ADVISORY FEE
------------------------------------------------------------ --------------------------------------------
Atlas Balanced Fund                                          .35% on the first $100 million in assets
                                                             .25% over $100 million in assets
------------------------------------------------------------ --------------------------------------------
Atlas Strategic Growth Fund                                  .35% on the first $75 million in assets
                                                             .25% over $75 million in assets
------------------------------------------------------------ --------------------------------------------
Atlas Money Market Fund                                      .10% on daily net assets
------------------------------------------------------------ --------------------------------------------
Atlas U.S. Government and Mortgage Securities Fund           .30% on the first $50 million in assets
                                                             .20% on the next $50 million in assets
                                                             .12% over $100 million in assets
------------------------------------------------------------ --------------------------------------------
Atlas American Enterprise Bond Fund                          .18% on daily net assets
------------------------------------------------------------ --------------------------------------------


SUB-ADVISERS.

BOSTON SAFE ADVISORS, INC.


      Boston Safe Advisors, Inc. ("Boston Safe") serves as Sub-Adviser to the Trust with respect to the California Municipal Money Fund, the National Municipal Bond Fund and the California Municipal Bond Fund (the "Atlas Municipal Funds"), pursuant to a Sub-Advisory Agreement dated February 27, 2004, and the Money Market Fund, pursuant to a Sub-Advisory Agreement dated December 1, 2004. The Adviser pays Boston Safe for its portfolio management services out of the management fees the Adviser receives from those Funds. For the fiscal years ended December 31, 2003, 2004 and 2005, Boston Safe received sub-advisory fees in the amount of $718,762, $778,046 and $1,082,188 respectively. Boston Safe is a wholly-owned subsidiary of Equity (MA) Trust, an indirect, wholly-owned subsidiary of Mellon Trust of New England, N.A., and an indirect, wholly-owned subsidiary of Mellon Financial Corporation.

      Mr. John Flahive is responsible for the day-to-day management of the Atlas Municipal Funds as well as the Money Market Fund. Mr. Flahive is responsible for advising the following types of accounts:


                       Registered Investment       Other Pooled Investment
                             Companies                     Companies                Other Accounts
------------------  ---------------------------  ---------------------------  ---------------------------
                    Number of  Total Assets of   Number of  Total Assets of   Number of  Total Assets of
                    Accounts   Accounts Managed  Accounts   Accounts Managed  Accounts   Accounts Managed
------------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
John Flahive               14  $  5,433,436,737          0  $              0          0  $              0
------------------  ---------  ----------------  ---------  ----------------  ---------  ----------------

    The information in the above table is as of December 31, 2005. Mr. Flahive is a dual employee of The Dreyfus Corporation and Mellon Trust of New England, N.A. and its bank affiliates ("Mellon"). The above information reflects registered investment companies managed by Mr. Flahive in his capacity with Boston Safe and as a dual employee of The Dreyfus Corporation. In addition, Mr. Flahive is also the head of the Mellon Private Wealth Management Fixed Income Group and has oversight responsibilities for all Mellon accounts managed by that group.

      None of the accounts managed by Mr. Flahive base their advisory fee on the performance of the account and there is no difference in the methodology of compensation with other accounts managed.

      Mr. Flahive is compensated by Mellon Financial Corporation or its affiliates, and not by the Funds. His compensation is comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long-term incentive plan, and (iv) benefits that are offered to similarly situated employees of Mellon Financial affiliated firms.

      The incentive compensation plan is comprised of three components: portfolio performance (weighted approximately 70%), individual qualitative performance (approximately 25%), and the overall performance of Mellon's Private Wealth Management group (approximately 5%). The incentive plan compensation is paid entirely in cash and can be in a range of 0% to 200% of the market-based salary.

      Portfolio performance is measured by the 1-year (weighted 35%) and 3- year (weighted 65%) pre-tax annualized total return of all Mr. Flahive's accounts relative to annual total return, the trailing calendar year performance managed benchmark and unmanaged benchmark and the trailing three year unmanaged benchmark and managed benchmark, respectively.

      Compensation based on Mr. Flahive's contribution to management of Mellon investment is based on the discretion of Senior Management. Some categories that may be used to determine include: contribution to new business, client retention, people development; overall effectiveness of supervision and management/managing for results, attracting and retaining talent, strategic focus, fund growth/gain in market share, portfolio turnover and cash management. Additional factors may be considered at their discretion.

      Certain portfolio managers and assistant portfolio managers are also eligible to participate in the Long Term Incentive Plan of Mellon's Private Wealth Management Group. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards and the remaining twenty percent is held in reserve until the end of the performance period (3 years). At the end of the performance period, the twenty percent of the award pool that has been held in reserve may be awarded to participants at management's discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for Mellon's Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of Mellon's Private Wealth Management group are not eligible to receive stock options.

      Investment professionals may be selected to participate in Mellon's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of Mellon Financial. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of Mellon Financial's stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting the unvested options and/or restricted stock are forfeited.

      As of December 31, 2005, John Flahive did not beneficially own any shares of the funds advised by Boston Safe.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC

      Hotchkis and Wiley Capital Management LLC ("HWCM") serves as Sub-Adviser to the Trust with respect to the Value Fund pursuant to a Sub-Advisory Agreement dated May 17, 2004. The Adviser pays HWCM for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2004 and 2005 HWCM received sub-advisory fees in the amount of $72,009 and $317,581.

      Patricia McKenna, Sheldon Lieberman, Joe Huber, George Davis and Stan Majcher are the five portfolio managers with the most significant responsibility for the management of the fund. Each member is also responsible for advising the following types of accounts:


                     Registered Investment       Other Pooled Investment
                           Companies                    Companies                  Other Accounts
----------------  ---------------------------  ---------------------------  ---------------------------
                  Number of  Total Assets of   Number of  Total Assets of   Number of  Total Assets of
                  Accounts   Accounts Managed  Accounts   Accounts Managed  Accounts   Accounts Managed
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Patricia                 18  $ 15,579,791,676          9  $    966,647,005         95  $ 12,956,710,326
McKenna
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Sheldon                  18  $ 15,579,791,676          9  $    966,647,005         95  $ 12,956,710,326
Lieberman
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Joe Huber                18  $ 15,579,791,676          9  $    966,647,005         95  $ 12,956,710,326
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
George Davis             18  $ 15,579,791,676          9  $    966,647,005         95  $ 12,956,710,326
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Stan Majcher             18  $ 15,579,791,676          9  $    966,647,005         95  $ 12,956,710,326
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------

    In addition, advisory fees for one Registered Investment Company and several other accounts are based on the performance of the account as shown below:

                     Registered Investment       Other Pooled Investment
                           Companies                    Companies                  Other Accounts
----------------  ---------------------------  ---------------------------  ---------------------------
                  Number of  Total Assets of   Number of  Total Assets of   Number of  Total Assets of
                  Accounts   Accounts Managed  Accounts   Accounts Managed  Accounts   Accounts Managed
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Patricia                  1  $  2,263,014,348          0  $              0          6  $  1,153,429,927
McKenna
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Sheldon                   1  $  2,263,014,348          0  $              0          6  $  1,153,429,927
Lieberman
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Joe Huber                 1  $  2,263,014,348          0  $              0          6  $  1,153,429,927
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
George Davis              1  $  2,263,014,348          0  $              0          6  $  1,153,429,927
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Stan Majcher              1  $  2,263,014,348          0  $              0          6  $  1,153,429,927
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------

      The information in the above tables is as of December 31, 2005.

      The Value Fund is managed by HWCM's investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

      Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

      Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

      Portfolio Managers are supported by the full research team of the Sub-Adviser. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional, such as a Portfolio Manager, has a base salary and is eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of the Sub-Adviser and are evaluated and compensated based on these functions as well as their investment management activities.

      HWCM believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Fund or separate accounts, of specific industries within the Fund or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of the Sub-Adviser attributable to such factors may affect the size of HWCM's overall bonus pool.

      Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of HWCM using annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM's Executive Committee and HWCM's Compensation Committee. The amount of the bonus usually is shaped by the total amount of HWCM's bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

      Each of the Portfolio Managers owns equity in HWCM. HWCM believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

      As of December 31, 2005, no one on the Investment Team beneficially owned any shares of the Value Fund.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

      New York Life Investment Management LLC ("NYLIM") serves as Sub-Adviser to the Trust with respect to the Balanced Fund pursuant to a Sub-Advisory Agreement dated October 19, 2004. The Adviser pays NYLIM for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2004 and 2005, NYLIM received sub-advisory fees in the amount of $26,558 and $164,548. NYLIM is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company.

      Joan Sabella is responsible for the day-to-day management of the fund. Ms. Sabella is responsible for advising the following types of accounts:

                     Registered Investment       Other Pooled Investment
                           Companies                    Companies                  Other Accounts
----------------  ---------------------------  ---------------------------  ---------------------------
                  Number of  Total Assets of   Number of  Total Assets of   Number of  Total Assets of
                  Accounts   Accounts Managed  Accounts   Accounts Managed  Accounts   Accounts Managed
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Joan Sabella              4  $  1,317,817,417          0  $              0          8  $    113,850,397
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------

      The information in the above table is as of December 31, 2005.

      None of the accounts listed above have advisory fees based on performance of the account.

      There are no material conflicts of interest between the Balanced Fund and any of the other accounts Ms. Sabella manages.

      Ms. Sabella is compensated through a structure comprised of base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the products under the individual's management. In addition, she participates in a long-term incentive program. There is no difference in the methodology of compensation with other accounts she manages.

      As of December 31, 2005, Joan Sabella did not beneficially own any shares of the Balanced Fund.


OPPENHEIMERFUNDS, INC.


      OppenheimerFunds, Inc. ("Oppenheimer") serves as Sub-Adviser to the Trust with respect to the Global Growth, Growth Opportunities, and the Strategic Income Fund pursuant to a Sub-Advisory Agreement dated February 27, 2004, as Sub-Adviser to the U.S. Government and Mortgage Securities Fund pursuant to a Sub-Advisory Agreement dated March 1, 2005 and as Sub-Adviser to the American Enterprise Bond Fund pursuant to a Sub-Advisory Agreement dated July 1, 2005. The Adviser pays for its portfolio management services out of the management fees the Adviser receives from those Funds. For the fiscal years ended December 31, 2003, 2004 and 2005, Oppenheimer received sub-advisory fees in the amount of $1,638,477, $2,255,532 and $3,013,587 respectively.

      Rajeev Bhaman is responsible for the day-to-day management of the Global Growth Fund. Christopher Leavy and David Poiesz are responsible for the day-to-day management of the Growth Opportunities Fund. Arthur P. Steinmetz is responsible for the day-to-day management of the Strategic Income Fund. Angelo Manioudakis, Benjamin J. Gord, Geoffrey Caan and Antulio Bomfim are responsible for the day-to-day management of the U.S. Government and Mortgage Securities Fund and American Enterprise Bond Fund. Messrs. Bhaman, Leavy, Poiesz, Steinmetz, Manioudakis, Gord, Caan and Bomfim are responsible for advising the following types of accounts:

                       Registered Investment         Other Pooled Investment
                              Companies                      Companies                  Other Accounts
-------------------  ---------------------------  -----------------------------  ----------------------------
                     Number of   Total Assets of   Number of   Total Assets of   Number of   Total Assets of
                     Accounts   Accounts Managed*  Accounts   Accounts Managed*  Accounts   Accounts Managed*
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------
Rajeev Bhaman               14  $        24,741.8          2  $           177.6          0  $               0
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------
Christopher Leavy           12  $         9,808.8          1  $            10.5          1  $            65.7
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------
David Poiesz                 4  $        4,515.04          0  $               0          0  $               0
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------
Arthur Steinmetz             5  $        11,888.1          3  $            55.3          4  $         1,004.3
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------

                       Registered Investment         Other Pooled Investment
                              Companies                      Companies                  Other Accounts
-------------------  ---------------------------  -----------------------------  ----------------------------
                     Number of   Total Assets of   Number of   Total Assets of   Number of   Total Assets of
                     Accounts   Accounts Managed*  Accounts   Accounts Managed*  Accounts   Accounts Managed*
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------
Angelo Manioudakis          16  $        12,217.1          6  $           194.8          1  $            39.5
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------
Benjamin J. Gord            13  $        11,705.7          6  $           194.8          1  $            39.5
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------
Geoffrey Caan               13  $        11,705.7          6  $           194.8          1  $            39.5
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------
Antulio Bomfim              13  $        11,705.7          6  $           194.8          1  $            39.5
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------

*in millions


      In addition, advisory fees for one Registered Investment Company overseen by Mr. Bhaman is based on the performance of the account as shown below:

                       Registered Investment         Other Pooled Investment
                              Companies                      Companies                  Other Accounts
-------------------  ---------------------------  -----------------------------  ----------------------------
                     Number of   Total Assets of   Number of   Total Assets of   Number of   Total Assets of
                     Accounts   Accounts Managed*  Accounts   Accounts Managed*  Accounts   Accounts Managed*
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------
Rajeev Bhaman                1  $           144.9          0  $               0          0  $               0
-------------------  ---------  -----------------  ---------  -----------------  ---------  -----------------

*in millions

      The information in the above tables for all individuals as of December 31, 2005.

      As indicated above, Mr. Bhaman, Mr. Leavy, Mr. Poiesz, Mr. Steinmetz, Mr. Manioudakis, Mr. Gord, Mr. Caan and Mr. Bomfim also manage other funds and/or accounts. Potentially, at times, those responsibilities could conflict with the interests of the Atlas Fund each manages. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Atlas Fund's investment objectives and strategies. For example one of the portfolio managers may need to allocate investment opportunities between the Atlas Fund he manages and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Atlas Fund he manages. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of an Atlas Fund, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer's fiduciary obligation to treat all of its clients, including the Atlas Funds, fairly and equitably, and are designed to preclude the Oppenheimer portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, an Oppenheimer portfolio manager may manage other funds or accounts with investment objectives and strategies similar to those of the Atlas Fund he manages, or he may manage funds or accounts with different investment objectives and strategies.

      The Oppenheimer portfolio managers are employed and compensated by Oppenheimer, not the funds. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2005, the Oppenheimer portfolio managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

      To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The applicable benchmark for the Global Growth Fund is Lipper Global Multi-cap Growth Funds, the benchmark for the Growth Opportunities Fund is Lipper Large Cap Core Funds, the benchmark for the Strategic Income Fund is Lipper Multi-Sector Income Funds, the benchmark for the U.S. Government and Mortgage Securities Fund is Lipper U.S. Mortgage and the benchmark for the American Enterprise Bond Fund is Lipper Intermediate Investment Grade Debt Fund. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers. The compensation structures of certain accounts managed by Messrs. Bhaman, Leavy, Poiesz, Manioudakis, Gord, Caan, Bomfim and Steinmetz is the same as the compensation structure of the Atlas Funds, described above. The compensation structure of other portfolios managed by two of the Portfolio Managers is different from the compensation structure of the Atlas Funds, described above. A portion of the Portfolio Managers' compensation with regard to those portfolios may, under certain circumstances, include an amount based in part on the amount of the portfolios' management fees.

      As of December 31, 2005, the Portfolio Managers did not beneficially own any shares of the Atlas Funds.

RENAISSANCE INVESTMENT MANAGEMENT

      Renaissance Investment Management ("Renaissance") serves as Sub-Adviser to the Trust with respect to the Strategic Growth Fund pursuant to a Sub-Advisory Agreement dated October 20, 2004. The Adviser pays Renaissance for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2004 and 2005, Renaissance received sub-advisory fees in the amount of $54,409 and $278,812. Renaissance is controlled by Affiliated Managers Group, Inc., a publicly traded company.

      Michael Schroer is responsible for the day-to-day management of the fund. Mr. Schroer is responsible for advising the following types of accounts:

                     Registered Investment       Other Pooled Investment
                           Companies                    Companies                  Other Accounts
----------------  ---------------------------  ---------------------------  ---------------------------
                  Number of  Total Assets of   Number of  Total Assets of   Number of  Total Assets of
                  Accounts   Accounts Managed  Accounts   Accounts Managed  Accounts   Accounts Managed
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Michael Schroer           2  $    100,478,135          0  $              0        638  $  1,692,944,290
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------

      The information in the above table is as of December 31, 2005.

      None of the accounts listed above have advisory fees based on performance of the account.

      There are no material conflicts of interest between the Strategic Growth Fund and any of the other accounts Michael Schroer manages.

      Mr. Schroer is compensated through a structure comprised of a percentage of overall firm revenues and a 50% share of overall firm profits. Firm revenues are a function of overall firm assets under management and the fee rates charged to those assets. Firm profits are the cash flows remaining after all other compensation and firm operating expenses are paid. There is no difference in the methodology of compensation with other accounts he manages.

      As of December 31, 2005, Michael Schroer did not beneficially own any shares of the Strategic Growth Fund.

TURNER INVESTMENT PARTNERS, INC.

      Turner Investment Partners, Inc. ("Turner") serves as Sub-Adviser to the Trust with respect to the Emerging Growth Fund pursuant to a Sub-Advisory Agreement dated February 27, 2004. The Adviser pays Turner for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2003, 2004 and 2005, Turner received sub-advisory fees in the amount of $74,395, $193,178 and $252,573 respectively.

      Thomas DiBella, Kenneth Gainey and Steven Gold are responsible for the day-to-day management of the Fund. The portfolio managers are responsible for advising the following types of accounts:


                     Registered Investment       Other Pooled Investment
                           Companies                    Companies                  Other Accounts
----------------  ---------------------------  ---------------------------  ---------------------------
                  Number of  Total Assets of   Number of  Total Assets of   Number of  Total Assets of
                  Accounts   Accounts Managed  Accounts   Accounts Managed  Accounts   Accounts Managed
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Tom DiBella               3  $    182,000,000         13  $    588,000,000         17  $  1,300,000,000
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Kenneth Gainey            3  $    182,000,000         13  $    588,000,000         17  $  1,300,000,000
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Steven Gold               3  $        879,000         12  $    587,000,000          1  $     86,000,000
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------

      In addition, advisory fees for one Registered Investment Company is based on the performance of the account as shown below:


                     Registered Investment       Other Pooled Investment
                           Companies                    Companies                  Other Accounts
----------------  ---------------------------  ---------------------------  ---------------------------
                  Number of  Total Assets of   Number of  Total Assets of   Number of  Total Assets of
                  Accounts   Accounts Managed  Accounts   Accounts Managed  Accounts   Accounts Managed
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Tom DiBella               2  $    114,000,000          0  $              0          0  $              0
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Kenneth Gainey            2  $    114,000,000          0  $              0          0  $              0
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Steven Gold               1  $        879,000          0  $              0          0  $              0
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------

      The information in the above tables is as of December 31, 2005.


      As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollar and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

      Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for the Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

      The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


      As of December 31, 2005, neither Thomas DiBella nor Kenneth Gainey nor Steven Gold beneficially owned any shares of the Emerging Growth Fund.


APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS.

      Each Sub-Advisory Agreement is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the appropriate Fund, or (ii) the vote of a majority of trustees who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement also provides that the Trust or the Adviser has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other parties, that the Sub-Adviser has the right with respect to any Fund to terminate without penalty upon 120 days written notice, and that the Sub-Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


      Each Sub-Advisory Agreement contains indemnification provisions similar to those of the Advisory Agreement.

      The Trust and the Adviser have obtained an exemptive order from the SEC that permits the Trust and the Adviser to retain Sub-Advisers and modify sub-advisory arrangements without shareholder approval.


      Under the exemptive order, the Adviser acts as a "manager-of-managers" for certain Atlas funds, and supervises the provision of portfolio management services to those funds by the Sub-Advisers. The Adviser has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

12B-1 DISTRIBUTION PLAN.


      The Trust has adopted a Distribution Plan (the "Distribution Plan") under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). Under the Distribution Plan, each Fund, except for the Atlas Independence Portfolios, is authorized to spend up to 0.25% of its average daily net assets on activities primarily intended to result in the sale of its shares. The Distribution Plan also provides that the Adviser may pay Service Agents for servicing and distribution services out of its management fee income from the Trust, its past profits or any other source available to it. During the fiscal year ended December 31, 2005, the Distributor received reimbursements pursuant to the Distribution Plan for distribution expenses in the amount of $5,920,912 and waived fees in the amount of $131,328.

      The Distribution Plan made payments to the Distributor to reimburse it for expenses incurred in selling the Trust's shares to the public. These expenses included marketing, compensation and client service matters. In the fiscal year ended December 31, 2005, the Distributor incurred $19,797,728 in sales related expenses and $8,351,592 in service related expenses, for a total of $28,149,320, a sum far in excess of the monies receive under the Distribution Plan noted above. Unreimbursed expenses are not carried forward and are borne by the Distributor.


      The Distribution Plan is subject to annual renewal by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Distribution Plan (the "Qualified Trustees"). In approving the Distribution Plan, the Trustees determined that it was in the best interests of the shareholders of each respective Fund and further determined that there was a reasonable likelihood that the Distribution Plan would benefit shareholders. Agreements related to the Distribution Plan must also be approved by such vote of the Trustees and the Qualified Trustees as described above.


      The Distribution Plan requires that, at least quarterly, the Trustees must review a written report prepared by the Treasurer of the Trust enumerating the amounts expended and purposes therefore under each Distribution Plan. The Distribution Plan also requires that, so long as they are in effect, the Qualified Trustees shall have the authority to select and nominate other Qualified Trustees on behalf of the full Board of Trustees.


PAYMENTS TO CERTAIN INTERMEDIARIES

      Apart from the Distribution Plan, either the Adviser or the Distributor, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers or other intermediaries in consideration of promotional or administrative services.

      Payments may be made to firms such as 401(k) and other retirement plan administrators, wrap program sponsors and administrators, mutual fund marketplaces and networks, financial advisory and planning firms, broker-dealers, and other financial intermediaries. Payments may relate to selling and/or servicing activities, such as: access to an intermediary's customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program. The Adviser and the Distributor may pay extra compensation out of their own resources to financial services firms selling or servicing Fund shares.


      Payments were made during the Funds' most recent fiscal year to Edgewood Services, Inc., E-Trade, Charles Schwab & Co., Inc., Fidelity Investments (National Financial Services, LLC), Wells Fargo Bank, N.A., and TD Waterhouse (National Investor Services Corporation).


      Firms that receive these various types of payments may have a conflict of interest in selling the Funds rather than other mutual funds, particularly if these payments exceed the amounts paid by other mutual funds.

INVESTMENT ADVISER TO THE MASTER PORTFOLIO.

      BGFA provides investment advisory services to the Master Portfolio pursuant to an investment advisory contract separate from the agreement between the Trust and the Adviser. Under the agreement, BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for the services provided.

      The Master Portfolio is a separate series of the Master Investment Portfolio ("MIP"). MIP, organized as a Delaware statutory trust on October 20, 1993, consists of thirteen series.

      The BGFA advisory contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The BGFA advisory contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's shares, or, on not less than 60 days written notice, by BGFA. The BGFA advisory contract terminates automatically in the event of its assignment (as defined in the 1940 Act).


      The Master Portfolio paid advisory fees to BFGA, without waivers, for time periods and in amounts as follows: for the fiscal years ended December 31, 2003, 2004 and 2005: $1,436,333, $1,401,018 and $1,188,574 respectively.

      Lisa Chen and Patrick O'Connor are responsible for the day-to-day management of the Master Portfolio. The portfolio managers are responsible for advising the following types of accounts:

                     Registered Investment       Other Pooled Investment
                           Companies                    Companies                  Other Accounts
----------------  ---------------------------  ---------------------------  ---------------------------
                  Number of  Total Assets of   Number of  Total Assets of   Number of  Total Assets of
                  Accounts   Accounts Managed  Accounts   Accounts Managed  Accounts   Accounts Managed
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Lisa Chen                96  $156,418,400,000          1  $    173,800,000          6  $  9,010,800,000
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------
Patrick O'Connor         96  $156,418,400,000          1  $    173,800,000          6  $  9,010,800,000
----------------  ---------  ----------------  ---------  ----------------  ---------  ----------------

      The information in the above table is as of December 31, 2005.


      Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to Barclays Global Investors, N.A. ("BGI") and BGFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

      Like the Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.


      As of December 31, 2005, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. The Portfolio Manager's salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.


      Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

      A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.


      As of December 31, 2005, neither Lisa Chen nor Patrick O'Connor beneficially owned any shares of the S&P 500 Index Master Portfolio.

OTHER SERVICE PROVIDERS

TRANSFER AGENT AND CUSTODIAN.

      PFPC, Inc. acts as Transfer Agent for the Trust's shares. Investors Bank & Trust Company acts as Custodian for securities and other assets of the Trust, and maintains certain related books and records on behalf of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.


      The Trust's Board of Trustees has appointed Deloitte & Touche LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2006 subject to satisfactory negotiation of terms of engagement. Deloitte & Touche LLP will conduct the annual audit of the Trust, and Deliotte & Tax LLP, an affiliate, will prepare each Fund's federal and state income tax returns.

LEGAL COUNSEL.

      Paul, Hastings, Janofsky & Walker LLP, located at 55 Second Street, 24th Floor, San Francisco, California 94105, acts as legal counsel for the Trust, Trust's Adviser and Distributor.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best price and execution, the order is placed by the Adviser or Sub-Adviser with that broker-dealer. This may or may not be a broker-dealer who has provided research, statistical, or other related services to the Adviser or Sub-Adviser or has sold shares of the Funds. Subject to the requirement of seeking the best available prices and execution, the Adviser or Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers who have provided research, statistical, and other related services to the Adviser or Sub-Adviser for the benefit of the Trust. The Adviser is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expenses of the Adviser. Broker-dealers used by the Stock Funds' Sub-Advisers to execute portfolio transactions for the Funds provide research services to the Sub-Advisers. Transactions in the other Funds were on the principal basis.

      Because the S&P 500 Index Fund invests all of its assets in a corresponding Master Portfolio, set forth below is a description of the Master Portfolio's policies governing portfolio securities transactions.

      Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, SEI Distributors Inc. or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

      Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

      Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. A Master Portfolio may purchase securities from underwriting syndicates of which SEI is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Master Portfolio's Board of Trustees.

      The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, BGFA is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

      In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. BGFA may cause the Master Portfolio to pay a broker/dealer that furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA.

BROKERAGE COMMISSIONS PAID.


                                                FISCAL YEAR ENDED DECEMBER 31,
                                              ----------------------------------
                                                 2003        2004        2005
                                              ----------  ----------  ----------
Balanced Fund                                 $   15,074  $   29,978  $   46,329
Emerging Growth Fund                             307,488     359,359     277,439
Strategic Income Fund                              3,868       4,002      15,422
Global Growth Fund                               178,488     159,377     222,844
Growth Opportunities Fund                      1,048,749     915,681     589,474
Strategic Growth Fund                             69,299      81,725      71,420
Value Fund                                        73,920      24,754      45,869

      For the stated time periods, the Master Portfolio paid brokerage commissions as follows: for the fiscal years ended December 31, 2003, 2004 and 2005, $98,111, $103,291 and $56,934, respectively.

      The Bond Funds will effect transactions in financial and interest rate futures contracts on the Chicago Mercantile Exchange and other boards of trade through futures commissions merchants and at negotiated commissions. The Stock Funds will effect transactions in stock index futures on boards of trade through futures commissions merchants and at negotiated commissions and transactions in forward foreign currency contracts on exchanges or in the spot market.


      There are occasions on which the Adviser or Sub-Adviser, on behalf of the Trust, may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Adviser or Sub-Adviser, or for trusts or other accounts served by affiliated companies of the Adviser or Sub-Adviser. Although such concurrent trading potentially could be either advantageous or disadvantageous to the Trust, they will be effected only when the Adviser or Sub-Adviser believes that to do so is in the best interests of the Trust. When such concurrent trading occurs, the Adviser or Sub-Adviser will seek to average prices or otherwise allocate the executions in an equitable manner among the Trust and the other parties involved.

      Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliated persons of the Master Portfolio including Stephens, Inc. or Barclays Global Investors Services. The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. It is the policy of the adviser to the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved.

      Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. Such rebates are considered in assessing the best overall terms available for any transaction. The Master Portfolio may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the adviser to the Master Portfolio determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the adviser. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

      As of December 31, 2005, the Funds and the Master Portfolio owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

                                          SHARES OR UNITS         VALUE
                                          ----------------  ----------------
BALANCED FUND
Morgan Stanley & Co, Inc                           250,000  $        276,390
Goldman Sachs & Co, Inc                          1,039,834         1,073,682
Bear Stearns & Co, Inc                             454,233           928,342
Citigroup                                          300,000           327,302
Credit Suisse First Boston                         450,000           472,384
Lehman Brothers, Inc                               450,000           501,976
Merrill Lynch, Pierce, Fenner & Smith              300,000           309,371

GROWTH OPPORTUNITIES FUND
Citigroup                                           42,150  $      2,045,540
UBS AG                                             111,500        10,609,225
Bank of America Securities LLC                      86,936         4,012,096
Lehman Brothers, Inc                                 6,300           807,471
Goldman Sachs & Co, Inc                          1,925,730         4,333,220
JP Morgan & Co Securities Inc                      177,200         7,033,068

GLOBAL GROWTH FUND
Credit Suisse Group                                 68,778  $      3,500,419
JP Morgan & Co Securities, Inc                      66,811         2,651,729
Goldman Sachs & Co, Inc                          1,450,378         1,450,378
Citigroup                                           17,766           862,184
Morgan Stanley & Co, Inc                            61,500         3,489,510

STRATEGIC INCOME FUND
Deutsche Bank                                   28,220,163  $     10,415,556
Credit Suisse First Boston                      42,384,323         4,900,404
Lehman Brothers, Inc                             4,716,634         2,710,039
Citigroup                                    4,116,765,756         8,932,894
Morgan Stanley & Co, Inc                         5,932,137         6,109,915
JP Morgan & Co Securities, Inc               5,610,974,693         3,066,954
Bank of America Securities LLC                  62,146,833         4,230,677
Bear Stearns & Co, Inc                              90,000            88,954
UBS                                              7,822,800         2,086,628

EMERGING GROWTH FUND
Goldman Sachs & Co, Inc                          1,023,376  $      1,023,376

MONEY MARKET FUND
Deutsche Bank                                    4,500,000  $      4,499,796
Credit Suisse First Boston                       5,000,000         5,000,022

VALUE FUND
JP Morgan & Co Securities, Inc                      94,600  $      3,754,674
Bank of America Securities LLC                      23,500         1,084,525

                                          SHARES OR UNITS         VALUE
                                          ----------------  ----------------
AMERICAN ENTERPRISE BOND FUND
JP Morgan & Co Securities Inc                    2,111,384  $      2,118,967
Citigroup                                          727,198           742,489
Lehman Brothers, Inc                               744,598           743,635
Bear Stearns & Co, Inc                             265,000           261,920
Credit Suisse First Boston Corp                    230,000           234,621
Morgan Stanley & Co, Inc                           125,000           134,359
Goldman Sachs & Co, Inc                            370,000           380,611
Merrill Lynch, Pierce, Fenner & Smith              265,000           261,701

US GOVERNMENT AND MORTGAGE FUND
Lehman Brothers, Inc                             3,581,721  $      3,576,940
JP Morgan & Co Securities Inc                    3,136,927         3,152,173
Bank of America Securities LLC                   5,547,800         5,509,796
Citigroup                                        1,250,000         1,263,028

MASTER PORTFOLIO
Lehman Brothers, Inc                             7,777,509  $     15,008,141
Merrill Lynch, Pierce, Fenner & Smith              194,885        13,199,561
Morgan Stanley & Co, Inc                         7,466,712        20,208,987
Bear Stearns & Co, Inc                              23,944         2,766,250
Credit Suisse First Boston                       4,246,358         4,246,358
Goldman Sachs & Co, Inc                             95,609        12,210,225
UBS                                              5,790,488         5,790,488
Bank of America Securities LLC                  10,501,590        48,914,126
Citigroup                                        1,072,143        52,031,100
JP Morgan & Co Securities, Inc                     741,202        29,418,307



DISCLOSURE OF PORTFOLIO HOLDINGS

      The Funds have adopted, and the Board of Trustees has approved, policies and procedures designed to monitor the dissemination of the Funds portfolio holdings.

      No disclosure of portfolio holdings information may be made to any person or entity except as follows:

      The Funds disclose their portfolio holdings quarterly, in their Annual and Semi-Annual Reports, as well as in filings with the SEC no later than 60 days after the end of the applicable quarter.

      To the extent permitted under applicable law, the Funds' chief compliance officer has authorized the release of information regarding the Funds' holdings on a daily basis to providers of custody, pricing, proxy voting, accounting, auditing and research and trading services to the Funds, currently including:

      (i) Investors Bank & Trust Company, in connection with the provision of services as the Funds' Custodian, Administrator and Securities Lending Agent;
      (ii) Third-party providers of proxy voting services, such as Institutional Shareholder Service (ISS) and Automatic Data Processing (ADP);
      (iii) Deloitte & Touche LLP, the Funds' independent registered public accounting firm, in connection with the provision of services related to the audit of the Funds' financial statements and certain non-audit services; and
      (iv)  Third-party providers of pricing services, such as FT Interactive
            Data.


      In addition to this list of recipients, the Funds' chief compliance officer, upon receiving a specific request for a list of portfolio holdings, may decide to provide this information after concluding that disclosure of portfolio holdings is in the best interests of fund shareholders. Such disclosure is only permitted if the Funds' chief compliance officer concludes that it is being done in a manner that, among other things, does not put the interests of the Funds' investment adviser, distributor, or any affiliated person of the Funds, the investment adviser or the distributor, above those of fund shareholders.

      If disclosure is permitted, such information is strictly limited to the intended purpose that the Funds' chief compliance officer believes is reasonably necessary in connection with the services to be provided and made subject to the terms of a written confidentiality agreement. The terms of the written confidentiality agreement include using the information only for its intended purpose and prohibiting trades based on this information.

      The Funds' portfolio holdings information may not be disseminated for compensation.

                       CAPITAL STOCK AND OTHER SECURITIES

      The Trust's Board of Trustees has authorized two classes of shares of beneficial interest (Class A and Class B) for each Fund, which constitute the Trust's shares of capital stock. There are currently no Class B shares outstanding and such shares are not being offered for sale.

      The Trust does not normally hold annual shareholders meetings. Meetings of shareholders will be held as determined by the Board of Trustees or as required by the 1940 Act or other applicable law. Shareholder meetings may be called for such matters as electing Trustees, approving investment advisory agreements or making a change to a Fund's fundamental policies. Each shareholder is entitled to one vote per share on matters affecting that Fund and on general matters. Shareholders of a particular Class have the exclusive right to vote by Class on matters determined by the Board to affect only that Class. On all other matters submitted to a vote of the shareholders, the holders of separate Classes of shares of a Fund vote together as a single Class. A meeting must be held within 60 days in the event that, at any time, less than a majority of the Trustees holding office were elected by shareholders. Holders of 10% of the shares of a Fund may require a shareholder meeting for any reason, including removal of a Director.

      The Trust currently issues only one class of shares of beneficial interest of each separate series of shares which share in proportional ownership of the assets of that series. There are no cumulative voting rights nor are there any extraordinary limitations to the rights and privileges of ownership and redemption.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PRICES OF SHARES.

      The price to be paid by an investor for shares of a Fund, after receipt by the Funds' shareholder Services Agent (the "Agent") of a request in good order, is the next determined net asset value per share which the Trust calculates once daily as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

STOCK AND BOND FUNDS.

      In determining the net asset value per share of each Stock Fund and Bond Fund, the fair value of all securities, determined as described below, is added to the fair value any other assets to arrive at total assets. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share. For purposes of determining the net asset value per share of each Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

      The Trust values fixed-income portfolio securities including U.S. Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. In circumstances where the Adviser or Sub-Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Trust amortizes to maturity all securities with 60 days or less to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

      The Trust deems the maturities of variable or floating rate instruments, or instruments which a Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

      The Trust values equity securities listed or traded on an exchange at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the NASDAQ "Official Closing Price" if approved by the Board. These procedures need not be used to determine the value of debt securities owned by the Fund if, in the opinion of the Board of Trustees some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Adviser to be the primary market for such security. Shares of open end investment companies are valued at net asset value per share. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board.

      Securities for which market quotes are not readily available and all other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. These procedures provide a number of factors to be taken into account by a Pricing Committee composed of members of the Fund's management and representatives of the relevant portfolio management team. The Board generally reviews reports of these fair value determinations at its regular meetings, unless a valuation matter requires its earlier attention.

      With regard to the S&P 500 Index Fund, in determining the Master Portfolio's net asset value, the Master Portfolio's investments are generally valued using market valuations. A market valuation generally means a valuation
(i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing services valuation matrix may be considered a market valuation.

MONEY MARKET FUNDS.

      It is the Trust's policy to use its best efforts to maintain a constant per share price for the Money Funds equal to $1.00.

      The portfolio instruments of the Money Funds are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

      The valuation of each Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of each Fund's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act. Under this rule, each Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Trustees, and as required by the rule, to be of high quality with minimal credit risks. High quality is defined as the top two quality rating grades as rated by any two nationally recognized statistical rating organizations ("NRSRO"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the Adviser or Sub-Adviser.

      In accordance with the rule the Board of Trustees has established procedures designed to stabilize, to the extent reasonably practicable, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of a Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause a Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

PAYMENT AND TERMS OF OFFERING.

      Payment of shares purchased must accompany the purchase order either by check or by wire made payable to the Fund or to Atlas Funds and sent to the Agent. As a condition of this offering, if the Trust cancels an order to purchase shares due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, the Trust shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse the Trust for the loss incurred. The Trust may prohibit future orders from investors whose purchase orders have been canceled due to nonpayment. The Distributor or the Adviser will reimburse the Fund for any such losses not recovered from the shareholder.

      The Trust reserves the right to change the generally applicable minimum initial or subsequent investment amounts at any time upon disclosure of such change in the prospectus or a supplement. The Trust may waive or reduce the minimum initial or subsequent investment amount without prior prospectus disclosure for types of accounts involving scheduled continuous investments such as automatic purchase plans and employee benefit plan investment programs. For purposes of determining eligibility for reduced minimum initial amounts, "employee accounts" are defined as accounts of officers, Trustees, current or retired employees of Golden West Financial Corporation and its operating subsidiaries. An order to purchase shares is not binding on the Trust until the Agent confirms it in writing (or by other arrangements made with the Trust, in the case of orders utilizing wire transfer of funds) and the Trust receives payment. Any purchase order or exchange may be rejected by the Trust or the Distributor prior to confirmation, and the Trust reserves the right, upon prior written notice to a shareholder, to refuse to accept any additional purchase or exchange requests from the shareholder.

THE SHAREHOLDER ACCOUNT.

      When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's instructions on the account application. A shareholder will receive from the Agent a confirmation statement showing the current transaction and a summary of the status of the account as of the transaction date after each investment, redemption (except for a redemption by Checkwriting), exchange of Atlas Fund shares or any payment or reinvestment of dividends or distributions. The minimum redemption amounts and minimum account balances described in the Prospectus do not apply to mandatory periodic payments under an IRA or SEP Plan or other qualified benefit plan.

                    OTHER INVESTMENT AND REDEMPTION SERVICES

TELEPHONE REDEMPTIONS.

      When utilizing the telephone redemption service, the shareholder must give the full registration name, address, number of shares to be redeemed, account number and name of the Fund in order for the redemption request to be processed. A corporation, partnership or other entity wishing to utilize the telephone redemption services must have on file with the Trust a Securities Transaction Form indicating the name, title and the person authorized to act on its behalf. For a corporation, the Securities Transaction Form must be signed by a duly authorized officer(s) and the signature guaranteed or the corporate seal affixed.

      Any changes or exceptions (made more than 30 days from the election of the feature) to the original instructions of a shareholder with respect to telephone redemption must be made in writing, with signature(s) guaranteed, and will be effective upon receipt by the Agent. The Agent and the Trust reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option upon 30 days' written notice.

REDEMPTIONS IN KIND.

      It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Trustees of the Trust, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities or other property of a Fund. The Trust would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when they sell these securities. If the Trust so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or
(ii) 1% of the net asset value of a Fund at the beginning of such period.

CHECKWRITING REDEMPTIONS.

      The checkwriting feature available for Atlas money and bond fund accounts does not create a bank or savings and loan checking account or any banking relationship between you and the fund or any bank or savings and loan association. A "check" is merely an instruction to the Shareholder Service Agent to process a redemption. Because the Agent is not a depository institution, it can give no assurance that a stop payment order will be effective.

                              TAXATION OF THE FUNDS

      Each Fund intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If a Fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

      To so qualify under Subchapter M, a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies. To qualify, a Fund must also diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

      If for any reason a Fund failed to qualify under Subchapter M, then such Fund would be taxable as a regular corporation under Subchapter C of the Code, with the result that, among other things, (i) the Fund would not be entitled to a deduction for distributions made to the shareholders, subjecting the net marginal rates of up to 39%, and (ii) distributions made to the shareholders would be treated as corporate distributions taxable as dividends to the extent of earnings and profits of the Fund.

      The S&P 500 Index Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio is treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends, or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding cash distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of interest, dividends and gains without a corresponding cash distribution.

      Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by a Fund in the current year and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to continue to meet these distribution requirements to avoid the excise tax liability.

      To the extent that dividends received by a Fund would qualify for the 70% dividends received deduction available to corporations or the reduced maximum rate available to individuals, a Fund must designate in a written notice to shareholders, mailed not later than 60 days after the close of its taxable year, the amount of the Fund's dividends that would be eligible for this treatment.

      Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

LONG-TERM CAPITAL GAINS.

      Each Fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss realized on sales of portfolio securities. Any dividend or capital gain distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount of the distribution. Therefore, such a distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder, to the extent that it is paid on the shares so purchased, even though subject to income taxes. A sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

FOREIGN SHAREHOLDERS.

      Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce a Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of the such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their United States income taxes.

      As a general policy, however, shares of the Funds are not made available to persons who do not have a residence within the United States of America or its territories.

OTHER MATTERS.

      Investors should be aware that the investments to be made by the Bond Funds may involve sophisticated tax rules such as the original issue discount and mark to market rules that would result in income or gain recognition without corresponding current cash receipts. Although these Funds will seek to avoid significant noncash income, such noncash income could be generated. Investors should be aware that the Stock Funds and the Strategic Income Fund may invest in securities issued by foreign companies or governments and traded in foreign markets.

TAX ASPECTS OF COVERED CALLS AND HEDGING TRANSACTIONS.

      Certain foreign currency exchange contracts in which a Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts generally are treated as ordinary income or loss. In addition, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Code. An election can be made by a Fund to exempt these transactions from this mark-to-market treatment.

      Certain forward contracts entered into by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses may be offset against market gains and losses before determining a net "Section 988" gain or loss under the Code, which may increase or decrease the amount of a Fund's investment company income available for distribution to its shareholders.

SPECIAL TAX CONSIDERATIONS FOR THE MUNICIPAL FUNDS.

GENERAL.

      The percentage of total dividends paid by the Municipal Funds with respect to any taxable year and qualified for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Municipal Funds to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Municipal Funds' assets must consist of tax-exempt securities. In addition, each of the Municipal Funds must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by the Municipal Fund during the taxable year. Not later than 60 days after the close of its taxable year, each Municipal Fund will notify each shareholder of the portion of the dividends paid by the Municipal Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the Municipal Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

      The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an alternative minimum tax on individuals at a rate of up to 28% and on corporations at a rate of 20%. The Municipal Funds are not restricted in the percentage of securities subject to the alternative minimum tax they may hold or the amount of income subject to the alternative minimum tax they may distribute.

      Further, under the Code corporate shareholders must include federal exempt-interest dividends in their adjusted current earnings for calculation of corporate alternative minimum taxable income.

      Substantially all "investment company taxable income" earned by the Municipal Funds will be distributed to shareholders. In general, a Municipal Fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Municipal Funds would be taxed on any undistributed investment company taxable income. Since it is intended that any such taxable income will be distributed, it will be taxable to shareholders as ordinary income. Similarly, distributions of capital gains, if any, will be taxable to shareholders. Market discount earned on tax-exempt obligations will not qualify as tax-exempt income.

CALIFORNIA.

      Like the Municipal Funds, the California Funds are subject to federal tax under Subchapter M of the Code (as described above). With respect to taxation by California, in general, California has adopted federal law with respect to the taxation of regulated investment companies and their shareholders. In any year in which a California Fund qualifies as a regulated investment company under the Code and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of that California Fund consists of bonds the interest on which (when held by an individual) is exempt from personal income taxation under California law ("California Exempt Securities"), then that California Fund will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The California Funds intend to qualify under the above requirement so that they may pay California exempt-interest dividends. If a California Fund fails to so qualify, no part of that California Fund's dividends will be exempt from California personal income tax. Even if a California Fund qualifies under the above requirement, any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

      Not later than 60 days after the close of its taxable year, each California Fund will notify each of its shareholders of the portion of the dividends exempt from California personal income tax paid by such fund to the shareholder with respect to such taxable year. The total amount of California exempt-interest dividends paid by a California Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the California Fund during such year on California-Exempt Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of another California tax-exempt fund and dividends paid to the California Fund's corporate shareholders) that are deemed to have been paid from such interest. Dividends paid to individual shareholders by the California Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates. For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the California Fund from California-Exempt Securities for such year in the same ratio as such interest from California-Exempt Securities bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California-Exempt Securities received by the California Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

      In cases where shareholders are "substantial users" or "related persons" with respect to California-Exempt Securities held by a California Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the California Fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes.

      Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be subject to California tax. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry California Funds shares is not deductible for California corporate or personal income tax purposes if the California Fund distributes California exempt-interest dividends during the shareholder's taxable year.

OTHER MATTERS.

      Shares of the Municipal Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the tax-exempt nature of Municipal Funds' dividends, and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Municipal Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

      Interest on indebtedness incurred by a shareholder to purchase or carry Municipal Fund shares is not deductible for federal income tax purposes if the Municipal Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

*     *     *

      The foregoing is a general abbreviated summary of present United States federal income taxes and, as to the California Funds, of California franchise and income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.

                                  UNDERWRITERS

      The Trust has entered into a Principal Underwriting Agreement with the Distributor, 794 Davis Street, San Leandro, California, which serves as the sole underwriter and Distributor, on a continuous basis of each Fund's shares. The Distributor, like the Adviser, is a wholly-owned subsidiary of Golden West Financial Corporation.

      The Principal Underwriting Agreement contains indemnification provisions similar to those of the Advisory Agreement.

                              FINANCIAL STATEMENTS


      The Trust's audited financial statements for its fiscal year ended December 31, 2005, as contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2005 (the "Annual Report"), are incorporated herein by reference to the Annual Report which has been filed with the SEC. Such financial statements of the Trust have been audited by the Trust's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein by reference in reliance upon such report of Deloitte & Touche LLP, given upon their authority as experts in accounting and auditing.


      The financial statements of the S&P 500 Index Master Portfolio have been audited by the independent registered public accounting firm of PricewaterhouseCoopers LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein in reliance upon such report of those independent registered public accounting firms, given upon their authority as experts in accounting and auditing. Any person not receiving the Annual Report previously or with this Statement should call or write the Trust to obtain a free copy.

                                   APPENDIX A

                            INDUSTRY CLASSIFICATIONS

Aerospace/Defense                         Food and Drug Retailers
Air Transportation                        Gas Utilities*
Asset-Backed                              Gold
Auto and Equipment                        Health Care/Drugs
Automotive                                Health Care/Supplies & Services
Bank Holding Companies                    Homebuilders/Real Estate
Banks                                     Hotel/Gaming
Beverages                                 Industrial Services
Broadcasting                              Information Technology
Broker-Dealers                            Insurance
Building Materials                        Leasing & Factoring
Cable Television                          Leisure
Chemicals                                 Manufacturing
Commercial Finance                        Metals/Mining
Communication Equipment                   Nondurable Household Goods
Computer Hardware                         Office Equipment
Computer Software                         Oil - Domestic
Conglomerates                             Oil - International
Consumer Finance                          Paper
Consumer Services                         Photography
Containers                                Publishing
Convenience Stores                        Railroads & Truckers
Department Stores                         Restaurants
Diversified Financial                     Savings & Loans
Diversified Media                         Shipping
Drug Wholesalers                          Special Purpose Financial
Durable Household Goods                   Specialty Retailing
Education                                 Specialty Printing
Electric Utilities                        Steel
Electrical Equipment                      Telecommunications - Long Distance
Electronics                               Telephone - Utility
Energy Services                           Textile, Apparel & Home Furnishings
Entertainment/Film                        Tobacco
Environmental                             Trucks and Parts
Food                                      Wireless Services
----------------------------------------
*For purposes of the Fund's investment policy not to concentrate in securities of issuers in the same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

                                   APPENDIX B

                             PROXY VOTING PROCEDURES

                      ATLAS FUNDS AND ATLAS INSURANCE TRUST
               BOSTON SAFE ADVISORS (MELLON FINANCIAL CORPORATION)
                    HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC
                     NEW YORK LIFE INVESTMENT MANAGEMENT LLC
                             OPPENHEIMERFUNDS, INC.
                        RENAISSANCE INVESTMENT MANAGEMENT
                        TURNER INVESTMENT PARTNERS, INC.
                          BARCLAYS GLOBAL FUND ADVISORS

                                   ATLAS FUNDS
                              ATLAS INSURANCE TRUST
                               ATLAS ADVISERS, INC

                       PROXY VOTING POLICY AND PROCEDURES
                                 AUGUST 16, 2005


The Atlas Funds and Atlas Insurance Trust (collectively referred to as the "Trusts") and Atlas Advisers, Inc. (the "Adviser") have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts' investment portfolios ("Funds").

POLICY

The policy of the Trusts is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight. The Board may revoke the adviser's authority to vote proxies, in whole or in part, at any time.

The Adviser has delegated the responsibility for voting proxies relating to portfolio securities held by a Fund to the sub-adviser retained to provide investment advisory services to such Fund (each a "Sub-Adviser") in accordance with their own proxy voting policies and procedures. The Adviser may revoke a Sub-Adviser's authority to vote proxies, in whole or in part, at any time.

The Adviser provides portfolio management services to the Atlas Fund of Funds and Atlas Balanced Growth Portfolio and may provide similar services to future funds, which invest exclusively in series of Atlas Funds (collectively referred to as Funds of Funds). The Adviser's Investment Committee (the "Committee") will review and vote all proxies issued by the underlying Atlas Funds in each Fund of Funds. Unless there is an affirmative decision to the contrary, the Committee will generally vote these proxies as recommended by the Board of Trustees of the Atlas Funds.

The Trusts hold the right to vote proxies with respect to portfolio securities held by the Funds. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

The Adviser retains the right to recall any loaned securities subject to a proxy vote, if it is known by the Adviser that such a vote concerns a material issue or event (e.g., a merger).

PROCEDURES

Conflict of Interest

The Adviser and Sub-Adviser have a fiduciary responsibility to identify and address any conflicts of interest. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser, Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has a financial interest in a matter to be voted by proxy on behalf of a Fund, which may compromise the Adviser's or Sub-Adviser's independence of judgment and action in voting the proxy.

When reviewing a proxy to be voted on behalf of any Funds of Funds, if the Committee deems that a conflict of interest exists, the Committee will disclose the conflict to the Trusts' Board and submit such proxy to the Board for voting instructions. If, as a result of a conflict of interest, the Board is unable to come to a consensus on voting such proxy, the Adviser may employ the services of an independent third party "proxy services firm" to vote the proxy.

At least annually, the Adviser and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to the Board a record of each proxy voted that the Adviser or Sub-Adviser has identified as involving a conflict of interest. The report will indicate the nature of the conflict of interest and how that conflict was resolved with respect to voting the proxy.

Annual Review of Policies and Procedures

At least annually, the Chief Compliance Officer of the Trusts will affirm to the Board that the Adviser and each Sub-Adviser with authority to vote proxies on behalf of any Fund have adopted written policies and procedures that: i) are reasonably designed to ensure that proxies are voted in the best interests of the Fund and its shareholders and ii) have provisions to address conflicts of interest.

Annual Filing of Proxy Voting Record

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period, ended June 30, on Form N-PX no later than August 31st of each year. The Adviser and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall assist in facilitating the filing of Form N-PX by providing a record of each proxy voted on behalf of the Fund's portfolio securities.

Proxy Voting Disclosures

Each Trust shall include in its Statement of Additional Information ("SAI") a description of the proxy voting policies and procedures used by the Adviser and by a Sub-Adviser with authority to vote proxies on behalf of any Fund. A statement shall be included in each Trusts' SAI disclosing that information regarding the Trusts' proxy voting record during the most recent 12-month period, ended June 30, is available without charge, upon request, by calling the Trusts' toll-free telephone number or on the SEC website.

The Trusts shall include in its Annual and Semi-Annual Reports to shareholders a statement that a description of the Policies and Procedures of the Trusts and information regarding the Trusts' proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number or on the SEC website.

                          MELLON FINANCIAL CORPORATION
                             (BOSTON SAFE ADVISORS)

                               PROXY VOTING POLICY
                               (Approved 08/20/04)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders andthat would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

      With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                      HOTCHKIS AND WILEY CAPITAL MANAGEMENT

                  PROXY VOTING POLICIES AND PROCEDURES SUMMARY

HWCM acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies, HWCM will vote all proxies in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

When voting proxies for clients, HWCM's primary concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). HWCM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

Each proxy issue will be considered individually. Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact. In general, HWCM will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals. However, HWCM will support shareholder proposals that are consistent with HWCM's proxy voting guidelines for board-approved proposals

Due to the nature of HWCM's business and its small size, it is unlikely that conflicts of interest will arise in voting proxies of public companies,. However, if a potential conflict of interest did arise it would typically be a proxy for a company that is also HWCM's client. In this event, the Compliance Department will review these votes to make sure that HWCM's proposed votes are consistent with the established guidelines and not prompted by any conflict of interest.

HWCM's Portfolio Services Department is responsible for ensuring that all proxies received by HWCM are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

HWCM subscribes to an independent third party proxy research firm which provides analysis and recommendation for company proxies. On specific items where the board-approved recommendation and the research firm's recommendation do not agree, HWCM will generally approve the board-approved recommendation if it is consistent with our established guidelines. The HWCM analyst responsible for research for the company makes a determination on how to vote the proxies using our established guidelines.

Whenever HWCM is proposing to vote against the board-approved recommendations or against its established guidelines, the Compliance Department will review these votes to make sure that HWCM's proposed vote is not prompted by any conflict of interest.

                     NEW YORK LIFE INVESTMENT MANAGEMENT LLC
                       PROXY VOTING POLICY AND PROCEDURES


I. INTRODUCTION

      New York Life Investment Management LLC (the "Adviser") has adopted these "Proxy Voting Policy and Procedures" ("Policy") to ensure compliance by the Adviser with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and Rule 30b1-4 under the Investment Company Act of 1940 and other applicable fiduciary obligations. The Policy is designed to provide guidance to portfolio managers and others in discharging the Adviser's proxy voting duty, and to ensure that proxies are voted in the best interests of the Adviser's clients.

II. STATEMENT OF POLICY

      It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

III. PROCEDURES

      A. Account Set-up and Review

      Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies and the guidelines that will be followed for such client will be specified in the client's investment advisory contract with the Adviser. The client may choose to have the Adviser vote proxies in accordance with the Adviser's standard guidelines (Appendix A), or the Adviser, in its discretion, may permit a client to modify the Adviser's standard guidelines. Alternatively, the Adviser may decline to accept authority to vote such client's proxies. Designated personnel within each portfolio management area will be responsible for ensuring that each new client's account for which the client has delegated proxy voting authority is established on the appropriate systems.

      B. Proxy Voting

      1. Guidelines for Recurring Issues

      The Adviser has adopted proxy voting guidelines as reflected in Appendix A ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. These Guidelines are meant to convey the Adviser's general approach to voting decisions on certain issues. Nevertheless the Adviser's portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

      2. Use of Third Party Proxy Service

      In an effort to discharge its responsibility, the Adviser has examined third-partyservices that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected Institutional Shareholder Services ("ISS") - a proxy research and voting service
- to assist it in researching and voting proxies. ISS helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns. The Adviser will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by ISS. ISS will research each proxy and provide a recommendation to the Adviser as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. For clients using proxy voting guidelines different from the Adviser's Guidelines, the Adviser will instruct ISS to make its voting recommendations in accordance with such modified guidelines. ISS will cast votes in accordance with its recommendations unless instructed otherwise by a portfolio manager as set forth below.

      3. Review of Recommendations

      The Adviser's portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). Consequently, the portfolio manager or other appointed staff shall review and evaluate the Recommendation for each proxy ballot before ISS casts the vote, taking into account the Policy, the guidelines applicable to the account(s), and the best interests of the client(s). The portfolio manager shall override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts as further discussed below. The Adviser may have different policies and procedures for different clients which may result in different votes. Also, the Adviser may choose not to vote proxies under the following circumstances:

      o If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;
      o     If the cost of voting the proxy outweighs the possible benefit; or
      o If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

      4. Addressing Material Conflicts of Interest

      Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must complete the Proxy Vote Override Form, attached as Appendix B, and submit it to Compliance for determination as to whether a potential material conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted ("Material Conflict"). Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

      o     Manages the issuer's or proponent's pension plan;
      o     Administers the issuer's or proponent's employ ee benefit plan; \
      o Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

      o     Manages money for an employee group.

   Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

      o     An executive of the issuer or proponent;
      o     A director of the issuer or proponent;
      o     A person who is a candidate to be a director of the issuer;
      o     A participant in the proxy contest; or
      o     A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

   If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy
- i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential Material Conflict, the Committee may review the following factors, including but not limited to:

      o The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

      o The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

      o Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.

      o Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

      o Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

      In the event ISS itself has a conflict and thus, is unable to provide a Recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form. Compliance will review the form and if it determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may instruct ISS to vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.

      5. Lending

      The Adviser will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

      6. Use of Subadvisers

      To the extent that the Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client account on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the subadvisers. However, such subadvisers will be required either to follow the Policy and Guidelines or to demonstrate that their proxy voting policies and procedures are consistent with this Policy and Guidelines or otherwise implemented in the best interests of the Adviser's clients and appear to comply with governing regulations.

      C. Proxy Voting Committee

   The Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above.(1) The Proxy Voting Committee will have the following responsibilities:

      o Review potential Material Conflicts and decide (by majority vote) whether to approve override requests made by portfolio managers.
      o Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.
      o     Recommend and adopt changes to the Policy as needed.
      o     Annually review all portfolio manager overrides.
      o Annually review ISS reports, including Votes Against Management Reports and the ISS Post-Season Report.
      o Annually review the performance of ISS and determine whether the Adviser should continue to retain ISS' services.
      o Review the Adviser's voting record (or applicable summaries of the voting record).
      o     Review sub-advisers' voting records (or applicable summaries of the voting
      o     records).
      o     Oversee compliance with the regulatory disclosure requirements.
      o Report annually to the investment company boards on proxy voting matters, including:
            o     Overrides of Recommendations
            o     Proxy Voting Committee action on potential Material Conflicts
            o     Any changes to the Policy or Guidelines
            o     Comments on the proxy voting records for the funds
            o     Compliance with disclosure requirements
            o     Compliance reports as to reviews by Compliance of overrides
----------------------------------
(1) The Proxy Voting Committee will initially consist of the members of the NYLIM LLC Compliance Committee. The participation of five members of the Proxy Voting Committee in any meeting will constitute a quorum.

III. COMPLIANCE MONITORING

      A. Monitoring of Overrides

      Compliance will periodically review ISS reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

      B. Supervisory Review

      The designated supervisor for each portfolio management area will be responsible for ensuring that portfolio managers are acting in accordance with this Policy. Supervisors must approve all portfolio manager requests for overrides and evidence such approval by signing the completed Proxy Override Request Form. Compliance will review proxy voting activity as part of its quarterly meetings with each designated supervisor.

      C. Oversight of Sub-advisers

      Compliance will annually review the proxy voting policies and procedures of the Adviser's sub-advisers and report to the Proxy Voting Committee its view as to whether such policies and procedures appear to comply with governing regulations. The Proxy Voting Committee will further review the voting records of the Adviser's sub-advisers.

      D. Compliance Reporting to Fund Boards

      Each quarter, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as adviser all proxy votes involving the relevant mutual fund in which the Adviser has overridden the Recommendation, and include a description of the reason for the override and whether such override involved a potential material conflict and participation of the Proxy Voting Committee.

      Annually, the Proxy Voting Committee will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the proxy voting policy or guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

IV. CLIENT REPORTING

      A. Disclosure to Advisory Clients

      On or before August 6, 2003, the Adviser will provide existing clients for whom it exercises voting authority with:

      o     A summary of the Adviser's policies and procedures; and

      o Instructions as to how to obtain information from the Adviser on how it has voted with respect to their securities (on votes occurring from June 30, 2003 forward). In addition, the Adviser will update its Form ADV Part II to include a summary of its proxy voting policies and procedures.

      The Adviser will also provide a copy of this Policy and the Guidelines upon request from a client.

      Beginning July 1, 2004, the Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client's portfolio. Reports will be available for each twelve month period from July 1 to June 30 of the following year. The initial report will cover the year July 1, 2003 through June 30, 2004. The report will be produced using ISS ProxyMaster software and will generally contain the following information:

      o     The name of the issuer of the security:
      o     The security's exchange ticker symbol;
      o     The security's CUSIP number;
      o     The shareholder meeting date;
      o     A brief identification of the matter voted on;
      o Whether the matter was proposed by the issuer of by a security holder;
      o     Whether the Adviser cast its vote on the matter;
      o     How the Adviser voted; and
      o     Whether the Adviser voted for or against management.

      B. Investment Company Disclosures

      The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported on Form N-PX no later than August 31 of each year. The Adviser will also ensure that each such fund client states in its Statement of Additional Information ("SAI") and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund's website and on the SEC's website.

      The Adviser will ensure that proper disclosure is made in each fund's SAI describing the policies and procedures used to determine how to vote proxies relating to such fund's portfolio securities. The Adviser will further ensure that the annual and semiannual report for each fund states that a description of the fund's proxy voting policies and procedures is available: (1) without charge, upon request, by calling a specified toll-free telephone number; (2) on the fund's website; and (3) on the SEC's website.

V. RECORDKEEPING

      Either the Adviser or ISS as indicated below will maintain the following records:

      o     A copy of the Policy and Guidelines (Adviser);

      o A copy of each proxy statement received by the Adviser regarding client securities (ISS);

      o     A record of each vote cast by the Adviser on behalf of a client
            (ISS);

      o A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (ISS and Adviser);

      o A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

      o Minutes of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.


March 2004
Revised December 2005

                             OPPENHEIMERFUNDS, INC.
                                OPPENHEIMER FUNDS
                         PORTFOLIO PROXY VOTING SUMMARY

      The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager where or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the Guidelines, the Manager will vote the portfolio proxy in accordance with the Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

o The Fund generally votes with the recommendation of the issuer's management on routine matters, ratification of independent registered public accounting firm, unless circumstances indicate otherwise.
o The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others:
      Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o In general, the Fund opposes anti-takeover proposals and supports the elimination or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options without shareholder approval.
o The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

                        RENAISSANCE INVESTMENT MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES
                                 SEPTEMBER 2005

I. Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Renaissance has discretion to vote the proxies of its clients, it is obligated to vote solely in the best interest of clients.

II. Voting Guidelines

In the absence of specific voting guidelines from a client, Renaissance will vote proxies in the best interest of the client.

      The key objectives of the following policies and procedures recognize that an issuer's management is entrusted with the day-to-day operations and longer term strategic planning of that issuer, subject to the oversight of its board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the issuer's board of directors, these objectives also recognize that the shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.


The following is a compilation of the most common and recurring proxy issues and guidelines stating the Firm's proxy voting policy and position, generally, on such issues. Each proxy is reviewed separately and considered on its merits. The Firm reserves the right to vote in whatever manner is in the best interest of the clients.

1. Management Proposals

      A. Election of Directors

            We generally support management recommendations for directors. But, we may oppose the management slate or individual directors if we believe the election of any director is not in the best interest of the shareholders.

      B. Selection of Auditors

            We will support the selection of auditors we know to be competent, but may vote against any whose integrity or objectivity has come into question.

      C. Classified Board

            We typically oppose classified boards because they reduce shareholders' ability to effect change.

      D. Limiting Shareholders' Rights to Call Special Meetings

            We may support limitations on shareholders' rights to call special meetings, but we typically oppose the total elimination of such rights.

      E. Limiting Shareholders' Right to Act by Written Consent

            We typically support reasonable limitations on the use of written consent, but typically oppose the total elimination of that right.

      F. Increase in Authorized Common Stock

      We generally support the authorization of additional common stock if the company provides a detailed, satisfactory explanation of its plans for the stock in the proxy statement.

      G. Blank Check Preferred Stock

            We generally support the creation of blank check preferred stock, or the authorization of additional shares, but may oppose such authorization if the company has authorized shares that are still unissued and has not made a case for the addition.

      H. Supermajority Vote Requirements

            We typically oppose all supermajority voting requirements because they may be counter to the principle of majority rule.

      I. Considering Non-Financial Effects of a Merger Proposal

            We generally oppose proposals that allow or require boards to consider the non-financial effects of a merger. As a fiduciary, it is our duty to vote in the best economic interest of the shareholders.

      J. Director Liability and Indemnification

            We typically support efforts by the company to attract the best possible directors and officers and, therefore, generally support limiting liability.

      K. Stock Option Plans

            Because of the complexity and the variance in company stock option plans, it is necessary to look at the terms, coverage, and possible dilution of the shareholders value in each plan and vote accordingly

      L. Reincorporation

            We generally support reincorporation where there are valid business reasons for the move.

      M. Mergers, Restructuring, Spin-offs

            Since these transactions involve a change in control of the company's assets, they must be decided on a case by case basis. We generally support management on these issues where there is a demonstrable chance for stock appreciation.

2. Corporate Governance

      A. Poison Pill Proposals

            Poison pill proposals will be decided on a case-by-case basis. We may support the adoption of a poison pill if management can make a case as to why it is needed and the terms of the proposal are in the best economic interests of the shareholders.

      B. Confidential Voting

            We generally support confidential voting.

      C. Anti-greenmail Proposals

            We generally support anti-greenmail proposals because greenmail discriminates against shareholders other than the greenmailer and may result in a decreased stock price.

      D. Equal Access to the Proxy Material

            We typically support resolutions calling for equal access to company proxy materials, but our support will turn on the ability to screen out frivolous resolutions and to ensure that the proxy statement will remain of reasonable length for responsible consideration of shareholders.

      E. Golden Parachutes

            We may support resolutions seeking shareholder approval of golden parachutes where a company has compensation packages that are unreasonably high.

      F. Cumulative Voting

            We generally support cumulative voting.

3. Social Responsibility Shareholder Proposals

      With respect to social issues, we believe that in the long run, a company's business and performance will suffer if it is unresponsive to shareholder attitudes and values. We will look at the impact of the proposal on share value when considering our vote. We generally will support management's position on these issues.

III. Proxy Voting Procedures

In an effort to manage the process of information gathering and voting proxies, the Firm has outsourced proxy voting to Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services. All issuer's proxy ballots are sent directly to ISS from the custodians. ISS researches the proxy issues and provides a voting recommendation based upon its own proxy-voting manual and guidelines utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request), and administer voting each proxy. Renaissance accesses this information via the Internet and determines if the Firm agrees with the recommendations made by ISS. Ultimately, Renaissance maintains the right to determine the final vote.

      Renaissance portfolio managers will conduct a periodic review to ensure that ISS has voted all eligible clients' proxies according to the guidelines. In addition, account administrator will periodically verify that ISS has received all clients' proxies from the custodians.

IV. Conflicts of Interest

            (1) The Firm is not presently aware of any material conflicts. However, should such conflicts arise, Renaissance will identify the conflicts that exist between the interests of Renaissance and its clients. This examination will include a review of the relationship of Renaissance and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Renaissance or an affiliate of Renaissance or has some other relationship with Renaissance or a client of Renaissance.

            (2) If a material conflict exists, Renaissance will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Renaissance will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Firm will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the advisory agreement reserves to the ERISA client the authority to vote proxies when Renaissance determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Renaissance will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of Renaissance when voting proxies if such a conflict exists.

V. Disclosure

            (1) Renaissance will provide to client with disclosure that clients may contact the Firm to obtain information on how Renaissance voted such client's proxies, and to request a copy of these Proxy Voting Policies and Procedures. If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Renaissance voted the client's proxy.

            (2) A summary of these Proxy Voting Policies and Procedures will be offered to clients, and will be updated whenever these policies and procedures are updated. Renaissance will arrange for a copy of this summary to be offered to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. Recordkeeping

The Account Administrator will maintain files relating to Renaissance's proxy voting procedures in the office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the office premises. Such records are maintained for the benefit of the Firm's clients and are available to clients upon request. Records of the following will be included in the files:

            (1) Copies of these Proxy Voting Policies and Procedures, and any amendments thereto.

            (2) A copy of any document Renaissance created that was material to making a decision how to vote proxies, or that memorializes that decision.

            (3) A copy of each written client request for information on how Renaissance voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Renaissance voted its proxies.

            (4) As Renaissance has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the Internet, Renaissance will not maintain paper copies of those records in the office.

Summary of Renaissance's Proxy Voting Policy and Procedures

Renaissance has a responsibility to vote certain proxies of client securities under its management. All proxies with respect to client securities are voted by the Firm unless the client has reserved that responsibility to itself and has so notified the Firm in writing.

Renaissance, when voting the proxies of client securities, is obligated to vote solely in the best interest of clients.

      Renaissance has contracted Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While ISS makes the proxy vote recommendations, Renaissance retains the ultimate authority on deciding how to vote, as the Firm monitors and considers each such recommendation. In general, it is Renaissance's policy to vote in accordance with ISS's recommendations. However, in the event that Renaissance disagrees with ISS's proxy voting recommendations and eventually votes on the Firm's decision, our rationale will be internally documented.

      If a client has instructed Renaissance to vote its proxies and would like to obtain information on how they were voted, or would like a copy of Renaissance's Proxy Voting Policies and Procedures, please contact Mr. Kevin Patton at (513) 723-4582 or by mail at 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202.

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT LLC

                       PROXY VOTING POLICY AND PROCEDURES


Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations
and Technology Administration
C/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.


Adopted: July 1, 2003
Last revised: July 15, 2005

                          BARCLAYS GLOBAL FUND ADVISORS
                       MASTER INVESTMENT PORTFOLIO ("MIP")
                              PROXY VOTING POLICIES

Proxy Voting Policies of the Master Portfolios.
----------------------------------------------

      The following is a discussion of the proxy voting policies of the corresponding Master Portfolios in which the Funds invest.

      MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio's proxy voting guidelines and BGFA's role in implementing such guidelines.

      BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

      o Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

      o Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

      o Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

      BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

      Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC's website at www.sec.gov.

                                  ATLAS FUNDS*

PART C: OTHER INFORMATION

Item 23.  EXHIBITS:


      (a). (1) Declaration of Trust of Registrant. (5)

      (b). (1) Bylaws of Registrant. (5)


      (c). None.


      (d). (1) Advisory Agreement between Atlas Advisers, Inc. and Registrant.
      (6)

            (2) Subadvisory Agreement between The Boston Company Advisors, Inc. and Registrant. (2)

            (3) Amended Subadvisory Agreement between Boston Safe Advisors, Inc. (formerly known as The Boston Company Advisors, Inc.) and Registrant. (6)

            (4) Subadvisory Agreement between Turner Investment Partners, Inc. and Registrant. (6)

            (5) Expense Limitation Agreement among Atlas Advisers, Inc., Atlas Insurance Trust and the Registrant dated April 26, 2006, filed herein as Exhibit (d)(5).

            (6) Subadvisory Agreement between New York Life Investment Management LLC and Registrant. (6)

            (7) Subadvisory Agreement between The Renaissance Group LLC and Registrant. (6)

            (8) Subadvisory Agreement between Hotchkis and Wiley Capital Management LLC and Registrant. (6)

            (9) Subadvisory Agreement between OppenheimerFunds, Inc. and the Registrant. (6)

      (e). Principal Underwriting Agreement between Atlas Securities, Inc. and Registrant. (6)


      (f). None.

      (g). (1) Custodian Agreement between Investors Bank & Trust Company and Registrant filed herein as Exhibit (g)(1).


            (2) Amendment Agreement dated December 29, 2000 to the Custodian Agreement between Investors Bank & Trust Company and Registrant, dated November 1, 1995. (5)

            (3) Amendment Agreement dated September 30, 2003 to the Custodian Agreement between Investors Bank & Trust Company and Registrant, dated November 1, 1995. (5)

      (h). (1) Transfer Agency Services Agreement between PFPC Inc. and the Registrant dated, December 18, 2003. (5)

            (2) Third Party Feeder Fund Agreement among Atlas Securities, Inc., Master Investment Portfolio and Registrant dated August 15, 2000.
            (6)

            (3) Defense and Indemnification Agreement between Golden West Financial Corporation and Barbara A. Bond dated May 21, 1999. (3)

            (4) Defense and Indemnification Agreement between Golden West Financial Corporation and Daniel L. Rubinfeld dated May 21, 1999.
            (3)

            (5) Defense and Indemnification Agreement between Golden West Financial Corporation and David J. Teece dated May 21, 1999. (3)

            (6) Defense and Indemnification Agreement between Golden West Financial Corporation and David M. Laney dated November 18, 2005.
            (6)

      (i). Consent of Counsel filed herein as Exhibit (i).


      (j). Consent of Independent Auditors.

            (1) Deloitte & Touche LLP filed herein as Exhibit (j)(1).

            (2) PricewaterhouseCoopers LLP filed herein as Exhibit (j)(2).

      (k). None.


      (m). Distribution Plan. (4)


      (n). None.

      (o). None.


      (p). (1) Code of Ethics for Registrant, Atlas Advisers, Inc., Atlas Securities, Inc., and Atlas Insurance Trust dated August 18, 2000, as Amended March 1, 2001, February 27, 2004 and November 19, 2004. (4)

            (2) Amended and Restated Code of Ethics of the Oppenheimer Funds, OppenheimerFunds, Inc. and Oppenheimer Distributor, Inc. filed herein as Exhibit(p)(2).

            (3) Code of Ethics for Barclays Global Investors, N.A. and
            Subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services filed herein as Exhibit (p)(3).

            (4) Joint Code of Ethics dated August 16, 2000 for Barclays Global Investors funds, Inc. Master Investment Portfolio. (1)

            (5) Code of Ethics for Turner Investment Partners, Inc. (4)

            (6) Code of Ethics for New York Life Investment Management LLC. filed herein as Exhibit (p)(6).

            (7) Code of Ethics for Renaissance Investment Management filed herein as Exhibit (p)(7).

            (8) Code of Ethics for Hotchkis and Wiley Capital Management LLC. filed herein as Exhibit (p)(8).

            (9) Code of Ethics for Mellon Financial Corporation filed herein as Exhibit (p)(9).


      (q) Powers of Attorney.


            (1) Atlas Funds dated June 23, 2003. (3)

            (2) Power of Attorney with respect to Master Investment Portfolio and Barclays Global Investors Funds filed herein as Exhibit (q)(1).

            (3) Power of Attorney for David M. Laney, dated November 28, 2005.
            (6)


            *Atlas Funds has adopted and succeeded to the Registration Statement of Atlas Assets, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 33-20318 and 811-5485, respectively) for all purposes, including for purposes of incorporating by reference.


      (1) Incorporated by reference to Post-Effective Amendment No. 28 as filed on April 30, 2001.

      (2) Incorporated by reference to Post-Effective Amendment No. 38 as filed on October 31, 2003.

      (3) Incorporated by reference to Post-Effective Amendment No. 40 as filed on April 29, 2004.

      (4) Incorporated by reference to Post-Effective Amendment No. 41 as filed on March 1, 2005

      (5) Incorporated by reference to Post-Effective Amendment No. 42 as filed on April 29, 2005

      (6) Incorporated by reference to Post-Effective Amendment No. 44 as filed on November 30, 2005.


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

As of the close of business on March 31, 2006, the following are owners of 25% or more of the value of the outstanding shares of the Atlas Funds.


------------------------------------------------------- -----------------------------------------------------
Name and Address of Beneficial Owner                    Name of Fund and Percentage of Ownership of
                                                        Outstanding Shares
------------------------------------------------------- -----------------------------------------------------
Atlas Independence Flagship Fund                                       Balanced Fund - 35.24%
794 Davis Street
San Leandro, CA 94577-0279
------------------------------------------------------- -----------------------------------------------------
Wells Fargo Bank NA FBO                                            Strategic Growth Fund - 25.79%
World 401K
P.O. Box 1533 Minneapolis, MN 55480
------------------------------------------------------- -----------------------------------------------------

Item 25. INDEMNIFICATION

Article V, Section 5.2 of the Declaration of Trust of Atlas Funds, incorporated herein by reference, provides for indemnification of the Trustees of the Registrant by the Trust under certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustees, officers or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In order to save the Trust the premium expenses associated with obtaining a directors and officers errors and omissions insurance policy, Golden West Financial Corporation has executed a Defense and Indemnification Agreement with each of the Trustees, filed as Exhibits (h)(3), (h)(4), (h)(5) and (h)(6) to this Registration Statement. Pursuant to the Agreement, Golden West Financial Corporation will defend and indemnify the Trustees with respect to any proceeding to which they are parties or threatened to be made parties, subject to certain limitations. Golden West Financial Corporation is the parent of the Adviser and Distributor of the Registrant. To the extent permitted by the 1940 Act, the non-interested Trustees may be indemnified by the Company with respect to errors and omissions. To the extent not so permitted, Golden West Financial Corporation may so indemnify the non-interested Trustees to the extent permitted by Delaware law.


Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See the material following the captions "Management of the Company" and "Investment Advisory and Other Services" appearing as a portion of Part B hereof. Any other business, profession, vocation or employment of a substantial nature in which each investment adviser of Atlas Funds and each trustee, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser's Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

INVESTMENT ADVISER                                              FILE NO.
--------------------------------------------------------------  ----------------
Atlas Advisers Inc.                                             801-30489
OppenheimerFunds, Inc.                                          801-8253
Boston Safe Advisors, Inc.                                      801-14909
Hotchkis and Wiley Capital Management LLC                       801-60512
Turner Investment Partners, Inc.                                801-36220
Renaissance Investment Management                               801-50177
New York Life Investment Management                             801-57396

Item 27. PRINCIPAL UNDERWRITERS

            (a) Registrant's principal underwriter also acts as the principal underwriter for Atlas Insurance Trust, 794 Davis Street, San Leandro, California 94577.

            (b) Directors and officers of Atlas Securities, Inc., principal underwriter of the Registrant:


------------------------------------- ----------------------------------- -----------------------------------
NAME AND PRINCIPAL                    POSITIONS AND                       POSITIONS AND
PLACE OF BUSINESS                     OFFICES WITH                        OFFICES WITH
                                      UNDERWRITER                         REGISTRANT
------------------------------------- ----------------------------------- -----------------------------------
Marion O. Sandler                     Director, Chairman of the Board     Trustee, Chairman of the Board
1901 Harrison Street
Oakland, CA  94612
------------------------------------- ----------------------------------- -----------------------------------
W. Lawrence Key                       Director, President and Chief       President and Chief Operating
Davis Street                          Operating Officer                   Officeer
San Leandro, CA  94577
------------------------------------- ----------------------------------- -----------------------------------
Russell Kettell                       Director                            Trustee
1901 Harrison Street,
Oakland, CA 94612
------------------------------------- ----------------------------------- -----------------------------------
Matthew L. Sadler                     Senior Vice President               Senior Vice President
794 Davis Street
San Leandro, CA 94577
------------------------------------- ----------------------------------- -----------------------------------
Mary Jane Fross                       Vice President and                  N/A
794 Davis Street                      Treasurer/Controller
San Leandro, CA 94577
------------------------------------- ----------------------------------- -----------------------------------
Lezlie A. Iannone                     Group Senior Vice President and     Group Senior Vice President and
794 Davis Street                      Secretary                           Secretary
San Leandro, CA 94577
------------------------------------- ----------------------------------- -----------------------------------
Horace Marks                          Vice President and Chief            N/A
794 Davis Street                      Compliance Officer
San Leandro, CA 94577
------------------------------------- ----------------------------------- -----------------------------------


            (c) None.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

      Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Fund Custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, Atlas Securities, Inc. 794 Davis Street, San Leandro, CA 94577 and Atlas Advisers, Inc. 794 Davis Street, San Leandro, CA 94577.

Item 29. MANAGEMENT SERVICES

      None.

Item 30. UNDERTAKINGS

      The Registrant undertakes to furnish copies of its latest annual report and semi-annual report, upon request and without charge, to every person to whom a prospectus is delivered.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement in Rule 485(b) under the Securities Act of 1933 and it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Leandro, and the State of California, on April 27, 2006.


                                            Atlas Funds
                                            (Registrant)

                                            By: /s/ W. Lawrence Key
                                                    ----------------------------
                                            W. Lawrence Key
                                            President, Chief Operating Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


Marion O. Sandler*                  Chairman
--------------------------
Marion O. Sandler

Gene A. Johnson*                    Treasurer
--------------------------
Gene A. Johnson

Russell W. Kettell*                 Trustee
--------------------------
Russell W. Kettell

Barbara A. Bond*                    Trustee
--------------------------
Barbara A. Bond

David M. Laney*                     Trustee
--------------------------
David M. Laney

Daniel L. Rubinfeld*                Trustee
--------------------------
Daniel L. Rubinfeld

David J. Teece*                     Trustee
--------------------------
David J. Teece

By: /s/ W. Lawrence Key
--------------------------
W. Lawrence Key
*Attorney-in-Fact


Pursuant to Powers of Attorney dated June 23, 2003 and November 28, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement in Rule 485(b) under the Securities Act of 1933 and it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, and the State of California, on April 27, 2006.


                                        MASTER INVESTMENT PORTFOLIO

                                        S&P 500 INDEX MASTER PORTFOLIO

                                        By: /s/ Michael A. Latham
                                            ------------------------------------
                                            Michael A. Latham
                                            Secretary and Treasurer
                                            (Chief Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                 Title

/s/ Michael A. Latham     Secretary and Treasurer                April 27, 2006
---------------------     (Chief Financial Officer)
Michael A. Latham

            *             Trustee                                April 27, 2006
---------------------
(Mary G. F. Bitterman)

            *             Chairman, President and Trustee        April 27, 2006
---------------------     (Chief Executive Officer)
(Lee T. Kranefuss)

            *             Trustee                                April 27, 2006
---------------------
(Richard K. Lyons)

            *             Trustee                                April 27, 2006
---------------------
(Leo Soong)

            *             Trustee                                April 27, 2006
---------------------
(A. John Gambs)

            *             Trustee                                April 27, 2006
---------------------
(Wendy Paskin-Jordan)


By: /s/ Michael A. Latham
    ---------------------
Michael A. Latham
*As Attorney-in-Fact filed herein.

                                 EXHIBIT INDEX


                                  EXHIBIT INDEX


EXHIBIT
NUMBER            ITEM

(d)(5) Expense Limitation Agreement among Atlas Advisers, Inc., Atlas Insurance Trust and the Registrant dated April 26,
                  2006

(g)(1)            Custodian Agreement between Investors Bank & Trust Company and
                  Registrant

(i)               Consent of Counsel

(j)(1)            Consent of Independent Auditor Deloitte & Touche

(j)(2)            Consent of Independent Auditor PricewaterhouseCoopers

(p)(2) Amended and Restated Code of Ethics of the Oppenheimer Funds, OppenheimerFunds, Inc. and Oppenheimer Distributor, Inc.

(p)(3)            Code of Ethics for Barclays Global Investors, N.A. and
                  Subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services

(p)(6)            Code of Ethics for New York Life Investment Management LLC

(p)(7)            Code of Ethics for Renaissance Investment Management

(p)(8)            Code of Ethics for Hotchkis and Wiley Capital Management LLC

(p)(9)            Code of Ethics for Mellon Financial Corporation

(q)(1) Power of Attorney with respect to Master Investment Portfolio and Barclays Global Investors Funds